State Street Research
Government Income Fund

Prospectus
March 1, 1996

The investment objective of State Street Research Government Income Fund (the "Fund") is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.

  State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of December 31, 1995, the Investment Manager had assets of approximately $30.9 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

  Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

  There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

  This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated March 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

  The Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

Table of Contents                 Page
---------------------------------------
Table of Expenses                    2
Financial Highlights                 4
The Fund's Investments               6
Limiting Investment Risk             9
Purchase of Shares                  10
Redemption of Shares                18
Shareholder Services                20
The Fund and its Shares             24
Management of the Fund              25
Dividends and Distributions; Taxes  26
Calculation of Performance Data     27
---------------------------------------

  The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

  Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

  Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

  Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

  Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                           Class A        Class B       Class C        Class D
                                                         ------------    ----------    ----------   ------------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)                           4.5%           None          None          None
  Maximum Sales Charge Imposed on Reinvested
     Dividends (as a percentage of offering price)          None           None          None          None
  Maximum Deferred Sales Charge (as a percentage
    of original purchase price or
     redemption proceeds, as applicable)                    None(2)        5%            None          1%
  Redemption Fees (as a percentage of amount
     redeemed, if applicable)                               None           None          None          None
  Exchange Fees                                             None           None          None          None

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                              Class A     Class B     Class C      Class D
                                              --------    --------    --------    ----------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees                               0.65%       0.65%      0.65%        0.65%
  12b-1 Fees                                    0.25%       1.00%      None         1.00%
  Other Expenses                                0.20%       0.20%      0.20%        0.20%
                                               ------      ------      ------      --------
    Total Fund Operating Expenses               1.10%       1.85%      0.85%        1.85%
                                               ======      ======      ======      ========

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                      1 Year      3 Years     5 Years     10 Years
                       -------   ---------   ---------    ---------
Class A shares          $56         $78         $103        $173
Class B shares (1)      $69         $88         $120        $197
Class C shares          $ 9         $27         $ 47        $105
Class D shares          $29         $58         $100        $217

You would pay the following expenses on the same investment, assuming no redemption:

                       1 Year     3 Years     5 Years     10 Years
                        -------   --------    --------   ---------
Class B shares (1)       $19        $58         $100        $197
Class D shares           $19        $58         $100        $217

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

  The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses for the fiscal year ended October 31, 1995; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

  The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                                          Class A
                        ----------------------------------------------------------------------------------------------------
                                                                                                            March 23, 1987
                                                                                                           (commencement of
                                                    Year ended October 31                                   operations) to
                       --------------------------------------------------------------------------------
                       1995*     1994*       1993       1992       1991      1990        1989        1988      October 31, 1987
                       -----     ------     ------     ------      ------    ------    --------    --------   -----------------
Net asset value,
  beginning of
  year              $  11.68   $  12.92   $  12.38   $  12.14    $  11.28   $  11.63   $    11.64   $    11.66    $    12.50

Net investment
  income                 .83        .81        .84        .90         .93        .96         1.05         1.12           .65
Net realized and
  unrealized gain
  (loss) on
  investments,
  forward
  contracts
  and foreign
  currency               .88      (1.26)       .56        .26         .84       (.35)      --             (.03)         (.84)
Dividends from
  net investment
  income                (.81)      (.79)      (.84)      (.91)       (.91)      (.96)       (1.06)       (1.11)         (.65)
Distributions
  from net
  realized gains          --         --       (.02)      (.01)      --         --          --           --            --
                       -----    -------    -------   --------    --------   --------    ---------   ----------    -----------
Net asset value,
  end of year       $  12.58   $  11.68   $  12.92   $  12.38    $  12.14   $  11.28   $    11.63   $    11.64    $    11.66
                       =====    =======    =======   ========    ========   ========    =========   ==========    ===========
Total return           15.07%+    (3.58)%+   11.63%+     9.86%+     16.25%+    5.54%+       9.62%+       9.77%+       (2.43)%+++
Net assets at
  end of year
  (000s)            $655,045   $638,418   $868,556   $798,705    $762,517   $894,074   $1,134,786   $1,529,640    $2,009,853
Ratio of
  operating
  expenses to
  average
  net assets            1.10%      1.07%      1.05%      1.05%       1.05%      1.03%        1.06%        1.04%         1.03%++
Ratio of net
  investment
  income to
  average
  net assets            6.83%      6.54%      6.59%      7.25%       7.98%      8.53%        9.26%        9.54%         8.93%++
Portfolio
  turnover
  rate                105.57%    134.41%    103.49%     97.33%      29.20%     63.30%       65.48%       59.63%       148.69%

 ++ Annualized.
 + Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. *Per-share figures have been calculated using the average shares method.

                                  Class B                              Class C                               Class D
                     ---------------------------------     ---------------------------------    -----------------------------------
                                           June 1, 1993                        June 1, 1993                        June 1, 1993
                                          (Commencement                       (Commencement                       (Commencement
                                         of Share Class                       of Share Class                      of Share Class
                                        Designations) to                     Designations) to                    Designations) to
                  Year ended October 31,   October 31, Year ended October 31   October 31,  Year ended October 31,  October 31,
                     1995*      1994*        1993       1995*      1994*          1993       1995*       1994*          1993
                     -----     ------        ----       -----     ------          ----       -----       -----          ----
Net asset value,
  beginning of
  year             $ 11.66     $ 12.91       $ 12.67     $ 11.67    $ 12.92       $ 12.67     $ 11.66     $ 12.91       $ 12.67
Net investment
  income               .73         .72           .30         .90        .84           .19         .74         .72           .30
Net realized and
  unrealized gain
  (loss) on
  investments,
  forward
  contracts
  and foreign
  currency             .87       (1.27)          .24         .84      (1.27)          .42         .87       (1.27)          .24
Dividends from
  net investment
  income              (.71)       (.70)         (.30)       (.84)      (.82)         (.36)       (.71)       (.70)         (.30)
                      ----      -------       ---------    -----      -------      ---------     -----     -------      ----------
Net asset value,
  end of year      $ 12.55     $ 11.66       $ 12.91     $ 12.57    $ 11.67       $ 12.92     $ 12.56     $ 11.66       $ 12.91
                      ====      =======       =========    ====       =======      =========     ====      =======      ==========
Total return         14.15%+     (4.38)%+       4.32%+++   15.37%+    (3.42)%+       4.82%+++   14.24%+     (4.38)%+       4.31%+++
Net assets
  at end
  of year
  (000s)           $87,908     $52,319       $26,578      $5,036       $203           $36     $13,033     $13,425       $12,101
Ratio of
  operating
  expenses to
  average net
  assets              1.85%       1.82%         1.81%++     0.85%      0.82%         0.80%++     1.85%       1.82%         1.88%++
Ratio of net
  investment
  income to
  average net
  assets              6.01%       5.86%         5.67%++     6.79%      8.01%         6.59%++     6.08%       5.84%         5.59%++
Portfolio
  turnover rate     105.57%     134.41%       103.49%     105.57%    134.41%       103.49%     105.57%     134.41%       103.49%

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

   *Per-share figures have been calculated using the average shares method.

The Fund's Investments

The Fund's investment objective is to seek high current income; this investment objective cannot be changed without approval of the Fund's shareholders.

  The Fund will seek to attain its investment objective by following the investment policies described below. These may be changed by the Board of Trustees without shareholder approval.

  The Fund invests primarily in U.S. Government securities. The Fund may also invest in mortgage-related securities of private entities which are collateralized or supported by the U.S. Government or its agencies or instrumentalities as described below. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. Government securities (not including mortgage-related securities).

  U.S. Government securities are securities which are issued or guaranteed by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

  (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

  (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

  (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

  U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

  In addition, the Fund may invest in mortgage-related securities which represent interests in pools of mortgage loans and provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations, and the securities may or may not be supported by the credit of such entities. Mortgage-related securities may also be issued by private entities such as investment banking firms and insurance companies. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments on the mortgages in the pool. The mortgage-related securities in which the Fund invests will be rated AAA by Standard & Poor's Corporation ("S&P") or Aaa by Moody's Investor's Service, Inc. ("Moody's") or not rated but considered by the Investment Manager to be of equivalent investment quality to comparably rated securities.

  Mortgage-related securities currently offer yields higher than those available from other kinds of government securities, but because of the possibility of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled payments resulting from a decline in mortgage rates. As a result, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities with comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

  U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

  In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

  The Fund may also invest from time to time in collective investment vehicles, which issue, for example, government trust certificates that are backed by pools of assets such as U.S. Government securities or loans. Other asset-backed securities in which the Fund can invest may be supported by consumer credit card or other receivables.

  The U.S. Government securities in which the Fund invests do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. Government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Fund can be expected to decline.

Portfolio Maturity and Turnover

The Fund's holdings may include issues across the maturity spectrum. Ordinarily the Fund will emphasize investments in instruments that have stated or remaining maturities that are medium or long-term; the weighted average maturity of portfolio holdings, however, may be shortened or lengthened through a mix of securities depending primarily upon the Investment Manager's outlook for interest rates.

  The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund and may also result in an increase in realization of short-term capital gains.

Other Investment Policies

Fixed income securities in which the Fund may invest include zero or step coupon securities. Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all or such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

  The Fund reserves the right to invest varying amounts of its total assets in securities of foreign issuers such as foreign corporate, government, or government agency securities consistent with its investment objective and policies. Under current policy, however, the Fund limits such investments to a maximum of 20% of its total assets. It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with new or developing capital markets as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

  The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars.

  In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions such as spot (i.e., cash) transactions at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past.

  For further information regarding foreign investments, see the Statement of Additional Information.

  The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

  The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the col-lateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

   Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days and may not invest more than 5% of its total assets in restricted securities excluding securities eligible for resale under Rule 144A under the Securities Act of 1933. Although many illiquid securities may also be restricted, and vice versa, compliance with each of these policies will be determined independently.

   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The foregoing nonfundamental investment restriction may be changed without a shareholder vote. For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

   The Fund may not lend money; however, the Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

   The Fund may hold up to 100% of its assets in cash or short-term, fixed income securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes are described in the Statement of Additional Information and include short-term money market securities such as repurchase agreements, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

  Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 10 to 24 below.

  The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers

Shares of the Fund are continuously offered through securities dealers who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's securities dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

  Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

  If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF = State Street Research Government
         Income Fund and class of shares
         (A, B, C or D)
   AC  = 99029761
   OBI = Shareholder Name
         Shareholder Account Number
         Control #K (assigned by State Street
          Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. The Fund reserves the right to suspend the sale of shares.

Minimum Investment
                                        Class of Shares
                               -------------------------------
                                 A        B       C      D
                               -----    -----    --   -------
Minimum Initial Investment
 By Wire                       $5,000   $5,000   (a)   $5,000
 IRAs                          $2,000   $2,000   (a)   $2,000
 By Investamatic               $1,000   $1,000   (a)   $1,000
 All other                     $2,500   $2,500   (a)   $2,500
Minimum Subsequent
  Investment
 By Wire                       $5,000   $5,000   (a)   $5,000
 IRAs                          $   50   $   50   (a)   $   50
 By Investamatic               $   50   $   50   (a)   $   50
 All other                     $   50   $   50   (a)   $   50
(a) Special conditions apply; contact the Distributor.

  The Fund reserves the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

   As described in greater detail below, securities dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:

                                 CLASS A                       CLASS B               CLASS C           CLASS D
                         ------------------------    ----------------------------    --------   ----------------------
 Sales Charges           Initial sales charge        Contingent deferred             None        Contingent deferred
                         at time of investment       sales charge of 5% to                       sales charge of 1%
                         of up to 4.5%               2% applies to any                           applies to any
                         depending                   shares redeemed                             shares redeemed
                         on amount of                within first five years                     within one year
                         investment                  following their purchase;                   following their
                                                     no contingent deferred                      purchase
                                                     sales charge after
                                                     five years
                         On investments of $1
                         million or more, no
                         initial sales charge;
                         but contingent
                         deferred
                         sales charge of 1%
                         applies to any
                         shares redeemed within
                         one year following
                         their purchase
 Distribution Fee        None                        0.75% for first eight           None        0.75% each year
                                                     years;
                                                     Class B shares convert
                                                     automatically to Class A
                                                     shares after eight years
 Service Fee             0.25% each year             0.25% each year                 None        0.25% each year
 Initial                 Above described             4%                              None        1%
  Commission             initial
  Received by            sales charge less
  Selling                0.25%
  Securities             to 0.50% retained by
  Dealer                 Distributor
                         On investments of
                         $1 million or more,
                         0.25% to 0.70% paid
                         to dealer by
                         Distributor

  In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

  Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

  An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

  Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

  Only certain employee benefit plans and large institutions may make investments in Class C shares.

  Some of the service and distribution fees are also allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the securities dealer responsible for the sale.

                                               Sales       Sales
                                              Charge      Charge
                                              Paid by     Paid by       Dealer
                  Dollar                     Investor    Investor     Concession
                 Amount of                    As % of     As % of      As % of
                 Purchase                    Purchase    Net Asset     Purchase
                Transaction                    Price       Value        Price
Less than $100,000                            4.50%         4.71%        4.00%
$100,000 or above but less than $250,000      3.50%         3.63%        3.00%
$250,000 or above but less than $500,000      2.50%         2.56%        2.00%
$500,000 or above but less than $1 million    2.00%         2.04%        1.75%
                                                                          See
                                                                       following
$1 million and above                             0%          0%       discussion

  On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                 Commission
---------------                -----------
(a) $1 million to $3 million       0.70%
(b) Next $2 million                0.50%
(c) Amount over $5 million         0.25%

  On such sales of $1,000,000 or more, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

  Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Distributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

  In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

  The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

  Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                         Contingent Deferred
                                             Sales Charge
                                          As A Percentage Of
                                           Net Asset Value
Redemption During                           At Redemption
-----------------                         -------------------
1st Year Since Purchase                          5%
2nd Year Since Purchase                          4
3rd Year Since Purchase                          3
4th Year Since Purchase                          3
5th Year Since Purchase                          2
6th Year Since Purchase and Thereafter          None

  In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

  Class C shares are only available for new investments by certain employee benefit plans and large institutions. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.

  Class C shares may be also issued in connection with mergers and acquisitions involving the Fund, and under certain other circumstances as described in this Prospectus (e.g., see "Shareholder Services--Exchange Privilege").

  Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares which are not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays securities dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

  Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of regular trading of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. The Fund uses one or more pricing services to value its portfolio securities. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

 Class  Service Fee     Distribution Fee
--      -----------     ----------------
 A         0.25%             None
 B         0.25%             0.75%
 C         None              None
 D         0.25%             0.75%

  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

  The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

  Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Request By Check (Class A Shares Only)

Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

Shareholders can request the checkwriting privilege by completing the signature card which is part of the

Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.

  The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer
Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000;
(2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

The Fund's Open Account System provides the following options:

1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

  Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

  For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

  The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

  The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.
The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

  Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Check Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

  The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

  In the case of shares otherwise subject to contingent deferred sales charges, no such sales charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

  Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distri-butions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the investment is made is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;
(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;
(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and
(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

  A shareholder may decline the automatic Telephone Privileges set forth in (1) and (2) above by so indicating on the Application accompanying this Prospectus.

  A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

  Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire, and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

   The Fund was organized in 1986 as a series of State Street Research Financial Trust (formerly: MetLife - State Street Financial Trust), a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is October 31.

   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

   Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by the Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Fund sells shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

   The Fund is managed by John H. Kallis. Mr. Kallis has managed the Fund since May 1987. Mr. Kallis's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

   Dividends from net investment income will be declared daily during each calendar month and paid monthly; distributions of long-term and short-term capital gain net income will generally be made on an annual basis (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distributions as described below. Both dividends from net investment income and distributions of capital gain net income will be paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.

   Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).

   Although not contemplated, it is possible that total distributions in a year could exceed the total of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes, because of technical tax and accounting considerations and the distribution procedures described above, among other reasons. This excess would first be treated as a "return of capital" for federal income tax purposes and would reduce by its amount the shareholder's cost or other basis in his or her shares. After the shareholder's cost or other basis is reduced to zero, which is highly unlikely, the distribution will be treated as gain from the sale of Fund shares.

      Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Distributions from the Fund that represent interest income from U.S. Government securities may not be tax-exempt at some state and local levels. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives, such as 5-, 10- and 30-year U.S. Treasury notes and bonds. The Fund may also compare its performance to appropriate indices such as the Merrill Lynch Government Master Index, Consumer Price Index, Shearson-Lehman Government Bond Index, and 5-, 10- and 30-Year Government Bond Indices; and/or to appropriate rankings or averages such as the U.S. Government Funds Average compiled by Lipper Analytical Services, Inc. or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated period that, if applied to a hypothetical $1,000 initial investment (less the maximum initial or contingent deferred sales charges, if applicable) would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Standard total return may be accompanied with nonstandard total return information, but for differing periods and computed in the same manner with or without annualizing the total return.

   The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio, and all recurring charges are recognized.

   The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased.

   The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribu tion rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

   Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

   Performance data for periods prior to June 1, 1993 will not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Cover Page

(Logo State Street)

State Street Research
Government Income Fund
 March 1, 1996

PROSPECTUS

STATE STREET RESEARCH
GOVERNMENT INCOME FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Managtement Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Turst Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Proctor & Hoar
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

GI-609D-396IBS    CONTROL NUMBER:

                             Supplement No. 1 dated
                                 March 1, 1996
                                       to
                         Prospectus dated March 1, 1996
                                      for
                             STATE STREET RESEARCH
                       STRATEGIC PORTFOLIOS: CONSERVATIVE
                             STATE STREET RESEARCH
                         STRATEGIC PORTFOLIOS: MODERATE
                             STATE STREET RESEARCH
                        STRATEGIC PORTFOLIOS: AGGRESSIVE

                 series of State Street Research Financial Trust

  Share Classes Available

  Shares of the Funds are available as set forth below:

  Class A for Strategic Portfolios: Conservative and Strategic Portfolios:
Aggressive: Prior approval must be obtained from the Distributor before Class A shares are offered to anyone. Subject to such advance approval, Class A shares are only currently available in certain designated states for investments of $1,000,000 or more. Class A shares are not currently available for acquisition through exchanges from another fund. Contact the Distributor for details.

  Class A for Strategic Portfolios: Moderate: Class A shares are not currently offered.

  Class B: Class B shares of all three Funds are not currently offered.

  CLASS C: CLASS C SHARES OF ALL THREE FUNDS ARE CURRENTLY OFFERED AND AVAILABLE FOR INVESTMENT BY CERTAIN EMPLOYEE BENEFIT PLANS AND LARGE INSTITUTIONS.

  CLASS D: Class D shares of all three Funds are not currently offered.

CONTROL NUMBER:                                                  SP-396E-396IBS

State Street Research

Strategic Portfolios: Conservative
Strategic Portfolios: Moderate
Strategic Portfolios: Aggressive

Prospectus
March 1, 1996

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE ("Strategic Portfolios:
Conservative" or the "Fund") seeks to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed diversified mix of debt and equity securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE ("Strategic Portfolios:
Moderate" or the "Fund") seeks to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed, diversified mix of equity and debt securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE ("Strategic Portfolios:
Aggressive" or the "Fund") seeks to provide high total return from, primarily, growth of capital and, secondarily, current income, consistent with reasonable investment risk, by allocating assets across an actively managed diversified mix of equity and debt securities.

  In seeking to achieve their respective investment objectives, Strategic
Portfolios: Conservative aims at investing 70% of its net assets in debt securities and 30% of its net assets in equity securities; Strategic Portfolios:
Moderate aims at investing 55% of its net assets in equity securities and 45% of its net assets in debt securities; and Strategic Portfolios: Aggressive aims at investing 80% of its net assets in equity securities and 20% of its net assets in debt securities.

  State Street Research & Management Company serves as investment adviser for the Funds (the "Investment Manager"). As of December 31, 1995, the Investment Manager had assets of approximately $30.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the Distributor) for the Funds.

  Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

  There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Funds will achieve their investment objectives. The net asset value of a share of a Fund will fluctuate as market conditions change.

  This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated March
1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.

  Each Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents                           Page
Table of Expenses                             2
Financial Highlights                          5
The Funds' Investments and Asset Allocation   7
Investment Practices                         11
Limiting Investment Risk                     13
Purchase of Shares                           14
Redemption of Shares                         22
Shareholder Services                         24
The Funds and Their Shares                   28
Management of the Funds                      29
Dividends and Distributions; Taxes           30
Calculation of Performance Data              30
Appendix--Description of Debt/Bond Ratings   31

  The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

  Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

  Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

  Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

  Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                       Class A       Class B       Class C        Class D
                                                       ----------    ----------   ----------   ------------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on Purchases (as
     a percentage of offering price)                     4.5%          None          None          None
  Maximum Sales Charge Imposed on Reinvested
     Dividends (as a percentage of offering price)       None          None          None          None
  Maximum Deferred Sales Charge (as a
     percentage of original purchase price or
     redemption proceeds, as applicable)                 None(2)         5%          None            1%
  Redemption Fees (as a percentage of amount
     redeemed, if applicable)                            None          None          None          None
  Exchange Fees                                          None          None          None          None

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

 Strategic Portfolios: Conservative        Class A     Class B     Class C      Class D
---------------------------------------     --------    --------   --------   ----------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
   Management Fees                          0.60%       0.60%       0.60%        0.60%
   12b-1 Fees                               0.25%       1.00%       None         1.00%
   Other Expenses                           0.75%       0.75%       0.75%        0.75%
      Less Voluntary Reduction              (0.45%)     (0.45%)     (0.45%)      (0.45%)
                                            ------      ------      ------      --------
       Total Fund Operating Expenses
          (after voluntary reduction)       1.15%       1.90%       0.90%        1.90%
                                            ======      ======      ======      ========

 Strategic Portfolios: Moderate            Class A     Class B     Class C      Class D
---------------------------------------     --------    --------   --------   ----------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
   Management Fees                           0.65%       0.65%       0.65%       0.65%
   12b-1 Fees                                0.25%       1.00%       None        1.00%
   Other Expenses                            1.09%       1.09%       1.09%       1.09%
     Less Voluntary Reduction               (0.74%)     (0.74%)     (0.74%)     (0.74%)
                                             ------      ------      ------      --------
       Total Fund Operating Expenses
          (after voluntary reduction)        1.25%       2.00%       1.00%       2.00%
                                             ======      ======      ======      ========

 Strategic Portfolios: Aggressive          Class A     Class B     Class C     Class D
---------------------------------------     --------    --------   --------   --------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees                            0.75%       0.75%       0.75%       0.75%
  12b-1 Fees                                 0.25%       1.00%       None        1.00%
  Other Expenses                             0.55%       0.55%       0.55%       0.55%
    Less Voluntary Reduction                (0.20%)     (0.20%)     (0.20%)     (0.20%)
                                             ------      ------      ------      ------
      Total Fund Operating Expenses
          (after voluntary reduction)        1.35%       2.10%       1.10%       2.10%
                                             ======      ======      ======      ======

Example:

  You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

Strategic Portfolios: Conservative
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class A shares                    $56          $80          $105          $178
Class B shares(1)                 $69          $90          $123          $203
Class C shares                    $ 9          $29          $ 50          $111
Class D shares                    $29          $60          $103          $222

Strategic Portfolios: Moderate
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class A shares                    $57          $83          $111          $189
Class B shares (1)                $70          $93          $128          $213
Class C shares                    $10          $32          $ 55          $122
Class D shares                    $30          $63          $108          $233

Strategic Portfolios: Aggressive
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class A shares                    $58          $86          $116          $200
Class B shares (1)                $71          $96          $133          $224
Class C shares                    $11          $35          $ 61          $134
Class D shares                    $31          $66          $113          $243

  You would pay the following expenses on the same investment, assuming no redemption:

Strategic Portfolios: Conservative
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class B (1)                       $19          $60          $103          $203

Class D                           $19          $60          $103          $222

 Strategic Portfolios: Moderate
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class B (1)                       $20          $63          $108          $213

Class D                           $20          $63          $108          $233

 Strategic Portfolios: Aggressive
                                  1 Year      3 Years      5 Years       10 Years
                                  -------     --------     --------      ---------
Class B                           $21          $66          $113          $224

Class D                           $21          $66          $113          $243

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

  The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended October 31, 1995; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

  The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to a Fund. Each Fund presently expects such assistance to be provided for the next 12 months or until such Fund's net assets reach $100 million, whichever first occurs. However, no Fund has received any firm commitment that such assistance will in fact be provided.

  For the period ended October 31, 1995, Total Fund Operating Expenses as a percentage of average net assets of Class A and Class C shares, respectively, would have been 1.60% and 1.35% of the Strategic Portfolios: Conservative; and 1.55% and 1.30% of the Strategic Portfolios: Aggressive; and would have been 1.74% for Class C shares of the Strategic Portfolios: Moderate, in the absence of the voluntary assumption of expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.45% and 0.45% of the Class A and Class C shares of the Strategic Portfolios:
Conservative, respectively; 0.20% and 0.20% of the Class A and Class C shares of the Strategic Portfolios: Aggressive, respectively; and 0.74% of the Class C shares of the Strategic Portfolios: Moderate.

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their reports thereon are included in the Statement of Additional Information. For further information about the performance of the Funds, see "Financial Statements" in the Statement of Additional Information. Financial information is not presented for Class B and Class D shares of the Strategic Portfolios: Conservative and the Strategic Portfolios: Aggressive and for Class A, Class B and Class D shares of the Strategic Portfolios: Moderate because no shares of those classes were outstanding during the periods presented.

Strategic Portfolios: Conservative

                                                           Class A                                  Class C
                                             ------------------------------------   --------------------------------------
                                                                  May 16, 1994                             May 16, 1994
                                                Year ended      (Commencement of       Year ended        (Commencement of
                                               October 31,       Operations) to        October 31,        Operations) to
                                                  1995**        October 31, 1994         1995**          October 31, 1994
                                              ---------------   -----------------    ---------------   -------------------
Net asset value, beginning of year               $  9.56             $  9.55             $  9.56              $ 9.55
Net investment income*                               .47                 .20                 .52                 .21
Net realized and unrealized gain (loss)
  on  investments, foreign currency and
   forward contracts                                1.00                (.09)                .97                (.09)
Dividends from net investment income                (.47)               (.10)               (.49)               (.11)
                                               -------------      ---------------      -------------     -----------------
Net asset value, end of year                     $ 10.56             $  9.56             $ 10.56              $ 9.56
                                               =============      ===============      =============     =================

Total return                                       15.84%+              1.15%+++           16.11%+              1.25%+++
Net assets at end of year (000s)                 $27,637             $25,014             $ 1,433              $  100
Ratio of operating expenses to average
  net  assets*                                      1.15%               1.15%++             0.90%               0.90%++
Ratio of net investment income to average
   net assets*                                      4.74%               4.48%++             4.91%               4.73%++
Portfolio turnover rate                           132.50%              70.35%             132.50%              70.35%
*Reflects voluntary assumption of fees or
   expenses per share in each year               $   .05             $   .03             $   .05              $  .03

 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 **Per-share figures have been calculated using the average shares method.

Strategic Portfolios: Moderate

                                                                                             Class C
                                                                          ----------------------------------------------
                                                                                                   September 28, 1993
                                                                                                    (commencement of
                                                                         Year ended October 31       operations) to
                                                                         ---------------------
                                                                           1995**      1994         October 31, 1993
                                                                          --------    ---------   ---------------------
Net asset value, beginning of year                                       $  9.18      $  9.57            $  9.55
Net investment income*                                                       .36          .28                .02
Net realized and unrealized gain (loss) on investments, foreign
  currency  and forward contracts                                           1.01         (.45)              --
Dividends from net investment income                                        (.29)        (.22)              --
                                                                           ------      -------           -------
Net asset value, end of year                                             $ 10.26      $  9.18            $  9.57
                                                                           ======      =======           =======
Total return                                                               15.24%+      (1.81)%+            0.21%+++
Net assets at end of year (000s)                                         $39,821      $28,494            $25,040
Ratio of operating expenses to average net assets*                          1.00%        1.00%              1.00%++
Ratio of net investment income to average net assets*                       3.68%        3.05%              2.32%++
Portfolio turnover rate                                                   120.62%      142.86%              0.00%
*Reflects voluntary assumption of fees or expenses per share in each
   year                                                                  $   .07      $   .05            $   .00

 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 **Per-share figures have been calculated using the average shares method.

Strategic Portfolios: Aggressive

                                                                          Class A                              Class C
                                                              --------------------------------    --------------------------------
                                                                               May 16, 1994                         May 16, 1994
                                                               Year ended    (Commencement of     Year ended      (Commencement of
                                                              October 31,     Operations) to      October 31,      Operations) to
                                                                  1995**     October 31, 1994        1995**       October 31, 1994
                                                               -----------   -----------------    -----------   ------------------
Net asset value, beginning of year                              $  9.74           $  9.55           $  9.74            $ 9.55
Net investment income*                                              .20               .09               .22               .10
Net realized and unrealized gain on investments, foreign
   currency and forward contracts                                  1.19               .14              1.20               .14
Dividends from net investment income                               (.20)             (.04)             (.22)             (.05)
                                                                ---------      ---------------      ---------          ------
Net asset value, end of year                                    $ 10.93           $  9.74           $ 10.94            $ 9.74
                                                                =========      ===============      =========          ======
Total return                                                      14.49%+            2.41%+++         14.85%+            2.50%+++

Net assets at end of year (000s)                                $39,555           $50,999           $20,809            $  102
Ratio of operating expenses to average net assets*                 1.35%             1.35%++           1.10%             1.10%++
Ratio of net investment income to average net assets*              1.98%             2.01%++           2.13%             2.26%++
Portfolio turnover rate                                          127.44%            37.75%           127.44%            37.75%
*Reflects voluntary assumption of fees or expenses per share
   in each year                                                 $   .02           $   .01           $   .02            $  .01

 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 **Per-share figures have been calculated using the average shares method.

The Funds' Investments and Asset Allocation

Each of Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

  In seeking to achieve its investment objective, each Fund follows certain investment strategies and policies which are described below and which may be changed without shareholder approval.

  Each Fund will generally allocate its net assets over the long term between equity and debt securities in accordance with the percentage targets set forth for each Fund below. Each Fund, however, may vary from its target from time to time within the ranges specified, based on the Investment Manager's view of economic and market conditions. In addition, each Fund may at any given point in time hold up to 15% of its net assets in cash or cash items for reasons of liquidity or for managing the duration of its debt securities. In the event that, owing to market action or for other reasons, the allocation of a Fund's net assets falls outside its specified percentage ranges for any significant length of time, the Investment Manager will rebalance such Fund's portfolio so that it falls within the specified ranges.

State Street Research Strategic Portfolios: Conservative

The investment objective of Strategic Portfolios: Conservative is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

  In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of debt and equity securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

   Security Type     Target    Range
------------------    -----   ------
  Debt                 70      60-80
  Equity               30      20-40

  The Fund will attempt to limit risk by allocating a substantial majority of the debt portion of its portfolio to investment grade securities. The Fund will not invest more than 5% of its net assets in non- investment grade debt securities. Equity securities will generally be stocks of larger, well established companies, i.e. companies with a market capitalization in excess of $2 billion whose securities are traded on a national securities exchange.

State Street Research Strategic Portfolios: Moderate

The investment objective of Strategic Portfolios: Moderate is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

  In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

   Security Type     Target    Range
------------------    -----   ------
  Equity               55      45-65
  Debt                 45      35-55

  The Fund will attempt to prudently moderate risk by investing in a broad spectrum of equity and debt securities selected primarily from established companies and investment grade securities. The equity securities will generally be traded on either a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

State Street Research Strategic Portfolios: Aggressive

The Investment objective of Strategic Portfolios: Aggressive is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

  In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

   Security Type     Target    Range
------------------    -----   ------
  Equity               80      70-90
  Debt                 20      10-30

  The Fund may invest in stocks of smaller and emerging companies and lower quality bonds and other securities that management believes will provide higher returns over the long-term. The equity securities will generally be traded on either a national securities exchange or the NASDAQ system; however, emphasis will likely be on securities traded on the NASDAQ system. Since this strategy involves a higher degree of market risk compared to Strategic Portfolios:
Moderate and Strategic Portfolios: Conservative, this Fund may be more appropriate for investors who have greater tolerance for market fluctuations.

Equity Securities

Each Fund's equity investments will consist of common stocks, or securities convertible into common stocks (e.g. preferred stocks, bonds and debentures), or which carry the right to acquire common stocks (e.g., warrants), primarily having long-term growth potential. Each Fund invests in a broad range of industries and a diversified list of companies whose earnings and/or assets are expected to grow at a rate above the average of the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries offering the greatest possibilitiesfor profitable expansion. Each Fund also invests in those equity securities which the Investment Manager believes to be selling below their intrinsic values or equity securities of cyclical companies at low points in their cycles.

  Each Fund may invest in securities of non-U.S. issuers directly or indirectly, as for example, in American Depositary Receipts and European Depositary Receipts. See "Investment Practices" herein.

  Each Fund to a lesser or greater degree may invest in equity securities of companies with a smaller or intermediate market capitalization and companies in the emerging growth stage of development. Such securities generally will constitute no more than 10% of the net assets of Strategic Portfolios:
Conservative, but may constitute in the range of 10% to 30% and 15% to 40%, respectively, of Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive. A company's market capitalization, i.e., the total market value of its publicly traded equity securities, is currently regarded by the Investment Manager as small or intermediate if it is $2 billion or less; the specific dollar amount of capitalization may vary over time and is dependent to some extent on market conditions. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

  For further information regarding equity investments, see "Investment Practices" herein and the Statement of Additional Information.

Debt Securities

Each Fund's debt investments consist of a broad range of short-term or long-term corporate bonds and notes, and U.S. Government securities, and may also include mortgage-related securities, including jumbo mortgage pools, and asset-backed securities, both senior and subordinated, zero coupon securities, pay in kind
(PIK) securities, stripped securities, indexed securities, and debt securities of foreign issuers, governments or agencies.

  Strategic Portfolios: Conservative will invest 55% or more, and Strategic
Portfolios: Moderate will invest 25% or more, of net assets in debt securities that are considered investment grade by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's" ), i.e. rated BBB or higher by S&P or Baa or higher by Moody's, or which are not rated but considered by the Investment Manager to be equivalent to investment grade. Strategic
Portfolios: Aggressive may invest but is not required to invest any particular percentage of net assets in such debt securities.
Strategic Portfolios:

Conservative may invest up to 5%, and Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 15%, of net assets in non-investment grade debt securities, including securities rated as low as D by S&P or C by Moody's.

  In seeking debt investments for the Funds, including any in the lower rated categories, the Investment Manager seeks to identify those securities the returns on which are appropriate within the context of the risks involved. In doing so, the Investment Manager will consider both its own credit analysis and the ratings of S&P and Moody's. In the event the rating of a security held by a Fund is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.

  For debt rated BBB by S&P, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower rated high yield, high risk securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's or equivalent as determined by the Investment Manager) commonly known as "junk bonds" generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal, and their market value may be difficult to determine. Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Funds, limit the ability of the Funds to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for lower rated high yield, high risk securities has parallelled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including recessions) are unclear.

  For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

  Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 40%, 30% and 15%, respectively, of total assets in mortgage-related securities which the Investment Manager considers to be investment grade securities.

  Mortgage-related securities represent interests in pools of mortgage loans and provide the Funds with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed ownership corporations, and the securities may or may not be supported by such entities. Mortgage-related securities may also be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities related to the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments. The possibility of prepayment of underlying mortgages, which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. Under such conditions it may not be possible to reinvest the proceeds at the prior interest rate levels.

  U.S. Government agency and private label mortgage-related securities in which the Funds may invest include: collateralized mortgage obligations which may be sequential, planned amortization class or tactical amortization class; adjustable rate mortgage, used primarily for defensive purposes, which may be constant-maturity treasuries or 11th District (California) cost-of-funds; and whole or jumbo loans which are loans in excess of an agency's maximum mortgage size.

  Jumbo mortgage pools are backed by mortgages on single family residential homes for a dollar amount higher than mortgages underwritten by government-backed agency mortgage programs. Investments in these pools are subject to the additional risks entailed by the geographic and economic concentration of a majority of the mortgages in these pools being in large metropolitan centers on the East and West coasts and on homes owned by high income individuals and the adverse effect of possible recessions in these areas resulting in potential defaults in mortgage payments and consequent losses to the pool.

  Each Fund may also invest in stripped securities issued by governmental or private issuers. Stripped securities include mortgage-backed securities which have been divided into separate interest and principal components. Holders of the interest components will receive payments of the interest, and holders of the principal components will receive payments of the principal, on the mortgages. Issuers may issue combinations of interest components and principal components. "Interest only" securities are known as IOs; "principal only" securities are known as POs. The risks inherent in IOs and POs, or variations thereof, stem from the effects of declining interest rates and the resultant prepayments of the mortgages. For example, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an IO, even though the IO is rated in the highest rating category by a nationally recognized statistical rating organization. In the case of a PO, a Fund may have difficulty reinvesting receipts of prepayments of principal for an attractive return. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future.

  Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, auto loans and leases, loans on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of pre-payment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset-backed security; an interest in a trust which holds the customer receivables for a large consumer products company is another example.

  Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 35%, 25%, and 10%, respectively, of total assets in stripped and asset-backed (other than mortgage-related) securities which the Investment Manager considers to be investment grade.

  Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to a Fund. The reporting of interest for PIK securities is similar to the reporting of interest for zero coupon securities. Each Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause a Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations and generally provide a higher rate of overall return than obligations which pay interest on a regular basis although they may experience greater market volatility than the latter. Excluding U.S. Treasury strip securities (zero coupon securities), none of the Funds expect to invest more than 5% of its net assets in zero or step coupon securities.

Investment Practices

Foreign Investments

Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or indices or baskets of securities of foreign issuers. Under current policy, however, Strategic Portfolios: Conservative limits such investments to a maximum of 15%, Strategic Portfolios: Moderate to a maximum of 20%, and Strategic Portfolios:
Aggressive to a maximum of 25%, of its total assets excluding ADRs.

  ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

  ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

  The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S.
dollars.

  It is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies. However, each Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trade a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets. Some of the risks set forth above may be heightened for investments in those countries.

For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Securities Lending

A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities.
Such loans may be terminated at any time.

  A Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Other Considerations

Certain Derivative Securities

Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies. A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

Other Investments

Each Fund may invest in restricted securities including restricted securities available in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), which allows for the resale of such securities among certain qualified institutional buyers. Rule 144A Securities may be determined to be liquid by or in accordance with guidelines established by the Board of Trustees for purposes of complying with a Fund's investment restrictions applicable to investments in illiquid securities. Each Fund may invest up to 15% of its net assets in Rule 144A Securities. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

Each Fund may enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

Portfolio Turnover

Strategic Portfolios: Conservative anticipates that its portfolio turnover rate will generally not exceed 75%, while each of Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive anticipates that its portfolio turnover rate will generally not exceed 125%, under normal conditions. Each Fund does, however, reserve full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may result in greater transaction costs relative to other funds, and may have tax and other consequences as well. See the Statement of Additional Information.

Limiting Investment Risk

In seeking to lessen investment risk, each Fund operates under certain investment restrictions which may not be changed except by a vote of the shareholders of the Fund. Under these restrictions, none of the Funds may (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or, (subject to finalization of a policy change for Strategic Portfolios: Conservative) cause more than 10% of the voting securities of such issuer to be held by the Fund, or
(b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in U.S. Government securities. In addition, each Fund may borrow money (through reverse repurchase agreements or otherwise) only for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets. (As a matter of current policy which may be changed without shareholder approval, a Fund will not purchase additional securities if borrowings, including reverse repurchase agreements, exceed 5% of its total assets.)

  Each Fund operates under other investment restrictions which may be changed without shareholder approval. Under these restrictions none of the Funds may invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of a Fund to sell securities either to meet redemption requests or in response to changes in the economy or the financial markets.

  For further information on the above and other investment restrictions, including additional investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

  A Fund may not lend money; however, a Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

  Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which a Fund may invest for such purposes include short-term money market securities such as repurchase agreements, U.S. Government securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information. When a Fund adopts a temporary defensive position, its investment objective may not be achieved.

  Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 14 to 27.

   The Funds are available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below under Purchase of Shares, Redemption of Shares and Shareholder Services accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers

Shares of the Funds are continuously offered through securities dealers who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in a Fund may be made by mailing or delivering to the investor's securities dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

  Additional shares may be purchased by mailing to Shareholder Services a check payable to a Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

  If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

ABA #011000028
State Street Bank and Trust Company
Boston, MA
BNF = Name of Fund and class of shares
      (A, B, C or D)
AC  = 99029761
OBI = Shareholder Name
      Shareholder Account Number
Control #K (assigned by State Street
 Research Shareholder Services)

  In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

  An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

  A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Each Fund reserves the right to suspend the sale of shares.

Minimum Investment

                                        Class of Shares
                                -------------------------------
                                  A        B       C       D
                                 -----    -----    --   -------
Minimum Initial Investment
 By Wire                       $5,000   $5,000     (a)  $5,000
 IRAs                          $2,000   $2,000     (a)  $2,000
 By Investamatic               $1,000   $1,000     (a)  $1,000
 All other                     $2,500   $2,500     (a)  $2,500
Minimum Subsequent Investment
 By Wire                       $5,000   $5,000     (a)  $5,000
 IRAs                          $   50   $   50     (a)  $   50
 By Investamatic               $   50   $   50     (a)  $   50
 All other                     $   50   $   50     (a)  $   50
(a) Special conditions apply; contact the Distributor.

  Each Fund reserves the right to vary the minimums for initial or subsequent investments from time to time as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans such as for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

  As described in greater detail below, securities dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:

                              CLASS A                  CLASS B           CLASS C         CLASS D
                        ---------------------    --------------------    --------   ------------------
Sales Charges           Initial sales            Contingent              None        Contingent
                        charge at time of        deferred sales                      deferred sales
                        investment of up to      charge of 5% to 2%                  charge of 1%
                        4.5% depending on        applies to any                      applies to any
                        amount of                shares redeemed                     shares redeemed
                        investment               within first five                   within one year
                                                 years following                     following their
                                                 their purchase; no                  purchase
                                                 contingent
                                                 deferred sales
                                                 charge after five
                                                 years

                        On investments of
                        $1 million or more,
                        no initial sales
                        charge; but
                        contingent deferred
                        ales charge of 1%
                        applies to any
                        shares redeemed
                        within one year
                        following their
                        purchase

Distribution Fee        None                     0.75% for first         None        0.75% each year
                                                 eight years; Class
                                                 B shares convert
                                                 automatically to
                                                 Class A shares
                                                 after eight years

Service Fee             0.25% each year          0.25% each year         None        0.25% each year

Initial                 Above described          4%                      None        1%
Commission              initial sales
Received by             charge
Selling                 less 0.25% to 0.50%
Securities              retained by
Dealer                  Distributor
                        On investments of
                        $1 million or more,
                        0.25% to 0.70% paid
                        to dealer by
                        Distributor

  In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

  Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in a Fund.

  An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

  Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

  Only certain employee benefit plans and large institutions may make investments in Class C shares.

  Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to securities dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.

Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the securities dealer responsible for the sale.
                                    Sales
                        Sales       Charge
                       Charge        Paid
                       Paid By        By          Dealer
      Dollar          Investor     Investor     Concession
     Amount of         As % of     As % of       As % of
     Purchase         Purchase    Net Asset      Purchase
    Transaction         Price       Value         Price

Less than
  $100,000              4.50%        4.71%         4.00%
$100,000 or
  above but less
  than $250,000         3.50%        3.63%         3.00%
$250,000 or
  above but less
  than $500,000         2.50%        2.56%         2.00%
$500,000 or
  above but less
  than $1 million       2.00%        2.04%         1.75%
                                                    See
$1 million and                                   following
  above                    0%           0%      discussion

  On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                          Commission
 --------------                          -----------

(a) $1 million to $3 million                0.70%
(b) Next $2 million                         0.50%
(c) Amount over $5 million                  0.25%

  On such sales of $1,000,000 or more, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

  Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of a Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor, in the event the Dis-tributor determines to implement such arrangements. Information on such arrangements and further conditions and limitations is available from the Distributor.

  In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

  The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

  Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                 Contingent
                                               Deferred Sales
                                                  Charge As
                                               A Percentage Of
                                               Net Asset Value
Redemption During                               At Redemption
----------------                               ---------------
1st Year Since Purchase                             5%
2nd Year Since Purchase                             4
3rd Year Since Purchase                             3
4th Year Since Purchase                             3
5th Year Since Purchase                             2
6th Year Since Purchase and Thereafter              None

  In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) The Funds may modify or terminate the waivers described above at any time; for example, the Funds may limit the application of multiple waivers.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.

  Class C shares are only available for new investments by certain employee benefit plans and large institutions. See the Statement of Additional Information. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.

  Class C shares may be also issued in connection with mergers and acquisitions involving a Fund, and under certain other circumstances as described in this Prospectus (e.g., see "Shareholder Services--Exchange Privilege").

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays securities dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

  Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

Each Fund's per share net asset values are determined Monday through Friday as of the close of regular trading on the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotation as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.

Distribution Plan

Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

  Class      Service Fee     Distribution Fee
--------     ------------   -------------------
    A           0.25%            None
    B           0.25%            0.75%
    C           None             None
    D           0.25%            0.75%

  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it for personal services and the maintenance of shareholder accounts.

  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

  The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

  Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

  A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by a Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

  The Funds have reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. Each Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

  To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

  A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corpo-rations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

  The Funds' Open Account System provides the following options:

1. Additional purchases of shares of a Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

  (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.

  (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.

  (c) All income dividends and capital gains distributions in cash.

  (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

  Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of a Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

  For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

  The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

  The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should consult Shareholder Services.

Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

  Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Check Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

  The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in a Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of a Fund shall be credited to participating shareholders in additional shares. Thus, the withdrawal amounts paid can only be realized by redeeming shares of a Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from a Fund, a shareholder's investment will decrease and may eventually be exhausted.

  In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either
(a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

  Expenses of the Plan are borne by a Fund. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the investment is made is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in a Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

  A shareholder may decline the automatic Telephone Privileges set forth in (1) and (2) above by so indicating on the Application accompanying this Prospectus.

  A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

  Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

  Shareholders may redeem or exchange shares by calling toll-free
1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the applicable Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Funds and Their Shares

Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive were organized in 1994 and Strategic Portfolios: Moderate was organized in 1993, all as series of State Street Research Financial Trust (formerly: MetLife-State Street Financial Trust), a Massachusetts business trust. The Trustees have authorized shares of each Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of each Fund is October 31.

  Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

  Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.

  The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate a Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

  Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted to the extent required by applicable law.

  Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

  As of November 30, 1995 Metropolitan Life Insurance Company ("Metropolitan"), was the record and/or beneficial owner of 100% of the outstanding Class A shares of Strategic Portfolios: Conservative; of 100% and 83.1%, respectively, of the outstanding Class A and Class C shares of Strategic Portfolios:
Aggressive; and of 66.7% of the out-
standing Class C shares of Strategic Portfolios: Moderate. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class. Metropolitan may be deemed to be in control of those classes of shares of which it owns more than 25%.

Management of the Funds

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees. The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.

  The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

  The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

  The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.

  Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to a percentage (on an annual basis) of the average daily value of the net assets of each Fund as follows: Strategic
Portfolios: Conservative, 0.60%; Strategic Portfolios: Moderate, 0.65% and Strategic Portfolios: Aggressive, 0.75%. The fee charged to Strategic
Portfolios: Aggressive is higher than that charged to most mutual funds but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage this Fund in light of its investment objective and policies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by each Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Funds sell shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

  Michael R. Yogg is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Yogg has investment discretion over the entire portfolio of each Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry or other sectors, and may delegate purchase and sale authority for defined portions of the portfolios to others. Mr. Yogg has managed Strategic
Portfolios: Conservative and Strategic Portfolios: Aggressive since commencement of operations in May 1994 and has managed Strategic Portfolios: Moderate since commencement of operations in September 1993. He is a Vice President of the Trust. Mr. Yogg's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

  Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Funds portfolio transactions.

  The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

Each Fund qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

  Dividends from net investment income of each Fund normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of a Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

  Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

  Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of a Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

  Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

  The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives and/or to appropriate indices, rankings and averages such as those compiled by Lipper Analytical Services, Inc. for the category in which such Fund is placed, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

  Total return is computed separately for each class of shares of each Fund. The average annual total return ("standard total return") for shares of each Fund is computed by determining the average annual compounded rate of return for a designated period that, if applied to a hypothetical $1,000 initial investment (less the maximum initial or contingent deferred sales charge, if applicable), would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.

  A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

  The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

  A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and, therefore, can be significantly different from it. In its supplemental sales literature, each Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

  Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Appendix

Description of Debt/Bond Ratings

Standard & Poor's Corporation

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakend capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

  C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obliga-tions which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Cover Page

(Logo State Street)

State Street Research
Strategic Portfolios:
Conservative, Moderate, Aggressive
 March 1, 1996

PROSPECTUS

STATE STREET RESEARCH
STRATEGIC PORTFOLIOS:
 Conservative
 Moderate
 Aggressive
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research & Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02110

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110


SP-007E-396IBS  CONTROL NUMBER:

                 State Street Research Government Income Fund


                                 a Series of

                    State Street Research Financial Trust

                     STATEMENT OF ADDITIONAL INFORMATION

                                March 1, 1996

                              TABLE OF CONTENTS
                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS                               2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES               5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS                              15

TRUSTEES AND OFFICERS                                                        18

INVESTMENT ADVISORY SERVICES                                                 22

PURCHASE AND REDEMPTION OF SHARES                                            23

NET ASSET VALUE                                                              25

PORTFOLIO TRANSACTIONS                                                       26

CERTAIN TAX MATTERS                                                          28

DISTRIBUTION OF SHARES OF THE FUND                                           31

CALCULATION OF PERFORMANCE DATA                                              35

CUSTODIAN                                                                    39

INDEPENDENT ACCOUNTANTS                                                      39

FINANCIAL STATEMENTS                                                         39


      The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Government Income Fund (the "Fund") dated March 1, 1996, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


GI-879D-295                                            1285F-950210(0396)SSR-LD

               ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

      As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

      All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

     (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

     (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;


     (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (7)   not to sell securities short;

     (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry,
           (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded); and

     (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);

     (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the fund may obtain such short-term credits as are necessary for clearance of transactions;

     (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing; (as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

     The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

     (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

     (3) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations,
           (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule

           144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

     (4) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;* and

     (5) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market.

     * In connection with clause (4), the Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered in such state and such investment restriction remains in effect, the Fund will not acquire any security issued by another investment company, except by purchase in the open market involving only customary broker's commissions, or except when the securities are acquired as dividends or distributions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

                      ADDITIONAL INFORMATION CONCERNING
                        CERTAIN INVESTMENT TECHNIQUES

     Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager') to aid in achieving the investment objectives of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both future and securities investments.

Futures Contracts

     Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transactions an amount of "initial margin" in cash or U.S. Treasury obligations.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

     The Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

     Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. The risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

     The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

     Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices such instruments may become available in the future. In connection with the use of such options the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

     A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

     A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus, "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund' maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

     The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

     Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge their securities and might, in some cases, require the Fund to deposit cash to meet applicable market requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

U.S. Government Securities

     In addition to direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, certificates and bonds), the types of U.S. Government securities in which the Fund may invest generally include obligations issued or guaranteed by U.S. Government agencies or instrumentalities or mixed ownership

Government corporations, whose securities are backed by:

     - the full faith and credit of the U.S. Treasury (such as instruments of the Government National Mortgage Association);

     - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as instruments of the Federal National Mortgage Association);

     - the credit of the agency or instrumentality issuing the obligations (such as instruments of a Federal Home Loan Bank, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); or

     - a guarantee of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality and, with respect to any unguaranteed principal or interest, U.S. Government obligations held in a segregated account.

Mortgage-Related Securities

     Mortgage-related securities generally represent an ownership interest in a pool of residential mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool, but may vary among pools.

When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S.

Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days and other illiquid securities will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Foreign Investments

     The Fund reserves the right to invest varying amounts in securities of non-U.S. issuers. To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

     Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Rule 144A Securities

     Subject to the restrictions on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to be qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications

     In determining how much of the Fund's portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc.

Basic Industries          Consumer Staple            Science & Technology
----------------          ---------------            --------------------
Chemical                  Business Service           Aerospace
Diversified Service       Container                  Computer Software &
Electrical Equipment      Drug                       Electronic Components
Forest Products           Food & Beverage            Electronic Equipment
Machinery                 Hospital Supply            Office Equipment
Metal & Mining            Personal Care
Railroad                  Printing & Publishing
Truckers                  Tobacco

Utility                   Energy                     Consumer Cyclical
----------------          ---------------            --------------------
Electric                  Oil Refining and Marketing Airline

Gas                       Oil Production             Automotive
Gas Transmission          Oil Service                Building
Telephone                                            Hotel & Restaurant
                                                     Photography

Other                     Finance                    Recreation
----------------          ---------------            --------------------
                                                     Retail Trade
Trust Certificates --     Bank                       Recreation
 Government Related       Financial Service          Retail Trade
 Lending                  Insurance                  Recreation
Asset-backed--Mortgages                              Textile & Apparel
Asset-backed--Credit
 Card Receivables

Other Investment Limitations

      The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.


               DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

      U.S. Government Securities. U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government securities also include securities issued under the U.S. Department of Treasury's STRIPS program, which is described in the Fund's Prospectus. Government agency securities are also U.S. Government securities. Government agency securities consist of fixed income securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. See prior discussion of U.S. Government Securities.

      Custodial Receipts. Custodial receipts evidencing the ownership of future interest payments, principal payments or both on U.S. Treasury notes or bonds may be purchased in the form of "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS") and in connection with similar programs as described in the Fund's Prospectus.

      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

      Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                            TRUSTEES AND OFFICERS

      The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of Investment Manager are set forth below.

      *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 55. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109 serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

      *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

------------------------
      * or +, See footnotes on page 20.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

      +Michael S. Scott Morton, Massachusetts Institute of Technology,
77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 41. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

------------------------
      * or +, See footnotes on page 20.

     *Michael R. Yogg, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

     As of November 30, 1995, the Trustees and officers of the Trust as a group owned less than 1% of the Fund's outstanding Class A shares and owned none of the Fund's outstanding Class B, Class C and Class D shares.

     As of November 30, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                Shareholder                                      %
                -----------                                     ---

Class A     Merrill Lynch                                      40.4
Class B     Merrill Lynch                                      12.6
Class C     State Street Bank                                  50.0
            Amalgamated Bank                                   34.7
Class D     Merrill Lynch                                      54.6

     The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza, 165 Broadway, New York, NY  10080

State Street Bank and Trust Company (a) (b)
225 Franklin Street, Boston, MA  02111

Amalgamated Bank of New York (a) (c)
P.O. Box 370, Cooper Station, New York, NY  10003

(a) The Fund believes that each above-named record holder does not have beneficial ownership of such shares.

------------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the Investment Company Act of 1940 because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

(b) State Street Bank and Trust Company holds such shares as custodian for individual retirement accounts.

(c) Amalgamated Bank holds such shares as custodian for various retirement accounts.

     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     During the fiscal year ended October 31, 1995, the Trustees were compensated as follows:

--------------------------------------------------------------------------------
       (1)                            (2)               (3)
     Name of                        Aggregate          Total
     Trustee                      Compensation      Compensation
                                 From Trust (a)    From Trust and
                                                    Complex Paid
                                                   to Trustees(b)
--------------------------------------------------------------------------------
Edward M. Lamont                     $10,300          $61,271
Robert A. Lawrence                   $10,300          $88,435
Dean O. Morton                       $11,100          $97,085
Thomas L. Phillips                   $10,100          $67,285
Toby Rosenblatt                      $10,300          $61,271
Michael S. Scott Morton              $11,900          $98,535
Ralph F. Verni                       $     0          $     0
Jeptha H. Wade                       $10,500          $70,285

(a) Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                         INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund. For the fiscal years ended October 31, 1995, 1994 and 1993, the Trust paid the Investment Manager investment advisory fees of $4,651,813, $5,266,797 and $5,748,473, respectively.

     Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for the Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

     The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice. The Advisory Agreement terminates automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed to be an assignment.

     Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which Fund shares may be purchased.

     Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                      PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

     Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Class C Shares - Class C shares are currently available to certain benefit plans such as qualified retirement plans, which meet criteria relating to level of assets, number of participants, service agreements, or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

     Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                               NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets, the Trustees may utilize one or more pricing services to value certain securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

     Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                            PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended October 31, 1994 and 1995 were 134.41% and 105.57%, respectively. The

Investment Manager believes the portfolio turnover rate for the fiscal year ended October 31, 1995 was significantly lower than that for the previous fiscal year because of rapidly falling interest rates during the year, leading to re-structuring of the Fund's portfolio. Lower interest rates led to the pre-payment of mortgages, thus, reducing the amount of mortgages held by the Fund. Additionally, the yield curve of the portfolio was shifted by reducing the number of long-term Treasury notes held. The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus.

Brokerage Allocation

     The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

     When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general and economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the Investment Manager.

     Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid no brokerage commissions in secondary trading.

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

     On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.


                             CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

     As stated in the Prospectus, the Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

     The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

     Distributions generally are taxable to shareholders for the taxable year in which they are received. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions, if any, by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                      DISTRIBUTION OF SHARES OF THE FUND

     State Street Research Financial Trust (formerly: MetLife - State Street Financial Trust) is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees of the Trust have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of any other series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended October 31, 1993, 1994 and 1995, total sales charges on Class A shares paid to the Distributor amounted to $248,949, $1,134,461, and $572,439, respectively. For the same periods, $26,051, $172,266, and $70,689, respectively, was retained by the Distributor after reallowance of concessions to dealers.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                                                  June 1, 1993
                                                                (commencement of
                  Fiscal Year            Fiscal Year              share class
                    Ended                  Ended                designations) to
              October 31, 1995       October 31, 1994           October 31, 1993
              ----------------       ----------------           ----------------

          Contingent  Commissions  Contingent  Commissions   Contingent   Commissions
           Deferred     Paid to     Deferred     Paid to      Deferred      Paid to
        Sales Charges   Dealers  Sales Charges   Dealers    Sales Charges   Dealers
        -------------   -------  -------------   -------    -------------   -------
Class A   $    180     $      0     $      0     $      0      $    0       $      0
Class B   $262,267     $423,866     $155,134     $905,438      $4,296       $966,935
Class D   $  1,189     $      0     $  3,754     $    480      $1,662       $120,988


      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal service and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

      During the fiscal year ended October 31, 1995, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                 Class A        Class B        Class D
                                 -------        -------        -------

Advertising                    $        0       $      0       $ 5,008

Printing and mailing
 of prospectuses to
 other than current
 shareholders                           0              0         2,184

Compensation to dealers         1,586,840        660,554        84,256

Compensation to sales
 personnel                              0              0        19,890

Interest                                0              0             0

Carrying or other
 financing charges                      0              0             0

Other expenses:
marketing; general                      0              0        12,855
                               ----------       --------      --------
Total fees                     $1,586,840       $660,554      $124,193
                               ==========       ========      ========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                       CALCULATION OF PERFORMANCE DATA

      The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

      The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

        Rule 12b-1 Fees                                       Sales Charges
        ---------------                                       -------------
           Current
Class      Amount          Period
-----      ------          ------
  A        0.25%       Since commencement of                Maximum 4.5% sales charge reflected
                       operations to present

  B        1.00%       0.25% until June 1, 1993;            1- and 5-year periods reflect a 5% and a
                       1.00% June 1, 1993 to present;       2% contingent deferred sales charge,
                       fee will reduce performance          respectively
                       for periods after June 1, 1993

  C         None       0.25% until June 1, 1993;            None
                       0% thereafter

  D        1.00%       0.25% until June 1, 1993;            1-year period reflects a 1% contingent
                       1.00% June 1, 1993 to present;       deferred sales charge
                       fee will reduce performance
                       for periods after June 1, 1993

Total Return

      The average annual total returns ("standard total return") of each class of the Fund's shares were as follows:

                     Commencement of
                       Operations           Five Years          One Year
                    (March 23, 1987)           Ended              Ended
Fund               to October 31, 1995   October 31, 1995   October 31, 1995
----               -------------------   ----------------   ----------------
Class A                    7.67%              8.60%               9.89%
Class B                    7.99%              8.88%               9.15%
Class C                    8.31%              9.72%              15.37%
Class D                    8.00%              9.18%              13.24%

      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                              P(1+T)n = ERV

Where:            P     =     a hypothetical initial payment of $1,000

                  T     =     average annual total return

                  n     =     number of years

                  ERV   =     ending redeemable value at the end of the
                              designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

      The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

      The annualized yield of each class of shares of the Fund based on the month of October 1995 was as follows:

      Class A                 5.58%
      Class B                 5.10%
      Class C                 6.10%
      Class D                 5.09%

      Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                        YIELD = 2[( a-b + 1)6 -1]
                                    ---
                                     cd

Where:            a     =     dividends and interest earned during the period

                  b     =     expenses accrued for the period (net
                              of voluntary expense reductions by the Investment
                              Manager, if any)

                  c     =     the average daily number of shares
                              outstanding during the period that were entitled to receive dividends

                  d     =     the maximum offering price per share
                              on the last day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

Nonstandardized Total Return

      The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized and as noted, any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1995, without taking sales charges into account, were as follows:

      Class A                 7.84%
      Class B                 7.36%
      Class C                 7.89%
      Class D                 7.45%

Distribution Rates

      The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      The distribution rates of the Fund, based on the month ended October 31, 1995, were as follows:

      Class A                 6.15%
      Class B                 5.66%
      Class C                 6.70%
      Class D                 5.68%

                                    CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of the current supplementary report, if any, by calling State Street Research Shareholder Services.

      The following financial statements are for the Fund's fiscal year ended October 31, 1995:

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
October 31, 1995

------------------------------------------------------------------------------------------
                                            Principal             Maturity        Value
                                             Amount                 Date         (Note 1)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES 79.3%
U.S. Treasury 41.0%
U.S. Treasury Bond, 10.75%                 $14,100,000            8/15/2005    $ 18,894,000
U.S. Treasury Bond, 10.375%                 16,000,000           11/15/2012      21,517,440
U.S. Treasury Bond, 12.00%                  27,150,000            8/15/2013      40,729,344
U.S. Treasury Bond, 9.25%                   30,000,000            2/15/2016      39,693,600
U.S. Treasury Bond, 8.125%                  18,225,000            8/15/2021      22,040,768
U.S. Treasury Bond, 6.25%                   15,050,000            8/15/2023      14,708,967
U.S. Treasury Bond, 7.50%                   28,000,000           11/15/2024      31,990,000
U.S. Treasury Note, 9.375%                  37,000,000            4/15/1996      37,612,720
U.S. Treasury Note, 8.50%                   35,000,000            5/15/1997      36,465,450
U.S. Treasury Note, 6.875%                  13,600,000            3/13/2000      14,156,784
U.S. Treasury Note, 7.50%                   13,300,000           11/15/2001      14,382,753
U.S. Treasury Note, 6.25%                    1,750,000            2/15/2003       1,780,905
U.S. Treasury Note, 5.75%                   18,050,000            8/15/2003      17,804,701
                                                                                 -----------
                                                                                311,777,432
                                                                                 -----------
U.S. Agency Mortgage 36.1%
Federal Home Loan Mortgage
  Corp. Gold, 6.50%                            438,522            2/01/2009         435,234
Federal Home Loan Mortgage
  Corp. Gold, 6.50%                         17,936,952            5/01/2009      17,802,426
Federal Home Loan Mortgage
  Corp. FHA-VA, 9.00%                       7,615,246           12/01/2009       8,013,600
Federal Home Loan Mortgage
  Corp. Gold, 7.50%+                         7,100,000            8/01/2022       7,175,438
Federal Home Loan Mortgage
  Corp. Series 29-H PAC, 6.50%               5,525,000            3/25/2023       5,450,744
Federal Home Loan Mortgage
  Corp. Gold 7.50%                           1,115,638            8/01/2024       1,127,832
Federal Home Loan Mortgage
  Corp. Gold, 7.00%                         20,866,415           12/01/2024      20,703,240
Federal Home Loan Mortgage
  Corp. Gold, 7.50%                         17,241,916            1/01/2025      17,430,371
Federal Housing Administration
  Court Yard Project, 10.75%                 6,507,703            8/01/2032       7,286,594
Federal Housing Administration
  East Bay Manor Project, 10.00%             6,784,187            3/01/2033       7,329,043
Federal Housing Administration
  Charles River Project, 9.625%            $ 9,510,886           12/01/2033    $  9,995,347
Federal National Mortgage
  Association FHA-VA, 8.00%                  5,908,309            4/01/2008       6,113,742
Federal National Mortgage
  Association FHA-VA, 8.00%                  7,501,703            6/01/2008       7,762,538
Federal National Mortgage
  Association FHA-VA, 8.50%                 10,896,496            2/01/2009      11,591,584
Federal National Mortgage
  Association FHA-VA, 9.00%                 18,730,215            5/01/2009      19,813,010
Federal National Mortgage
  Association FHA-VA, 9.00%                    643,074            4/01/2016         680,251
Federal National Mortgage
  Association, 7.00%                            47,491            2/01/2024          47,090
Government National Mortgage
  Association, 10.00%                       17,126,253            6/15/2023      18,148,348
Government National Mortgage                                      9/15/2009-
  Association, 9.50%                        17,182,471            9/15/2019      18,555,835
Government National Mortgage
  Association, 9.00%                         2,410,002            4/15/2017       2,556,748
Government National Mortgage
  Association, 8.00%                         4,312,000           11/15/2017       4,435,970
Government National Mortgage                                      9/15/2021-
  Association, 7.50%                        34,316,380            4/15/2024      34,788,996
Government National Mortgage                                      9/15/2025-
  Association, 7.00%                        22,540,124           10/15/2025      22,385,048
Government National Mortgage
  Association, 6.50%                        18,709,570            7/15/2024      18,195,057
Government National Mortgage
  Association, 6.00%+                        3,550,000           12/21/2025       3,553,328
Government National Mortgage
  Association, 5.50%+                        3,775,000           12/21/2025       3,736,070
                                                                                 -----------
                                                                                275,113,484

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                             Principal             Maturity        Value
                                              Amount                 Date        (Note 1)
------------------------------------------------------------------------------------------
U.S. Agency 2.2%
Federal Home Loan Mortgage
  Corp., 7.24%                           $    7,700,000           5/15/2002    $  7,857,619
Guaranteed Export Trust Series
  95-A, 6.28%                                 9,000,000           6/15/2004       9,009,720
                                                                                 -----------
                                                                                 16,867,339
                                                                                 -----------
Total U.S. Government Securities (Cost $584,606,408)                            603,758,255
                                                                                 -----------
OTHER INVESTMENTS 19.0%
Trust Certificates 10.1%
Cooperative Utility Trust
  Certificates, 9.52%                        24,525,000           3/15/2019      27,062,357
Government Backed Trust, Class
  T-2, 9.40%                                    511,864          11/15/1996         518,928
Government Backed Trust, Class
  T-3, 9.625%                                10,000,000           5/15/2002      11,031,600
Government Trust Certificates,
  Class 2-D, 9.25%                           11,797,197          11/15/1996      11,895,232
Government Trust Certificates,
  Class 2-E, 9.40%                           24,000,000           5/15/2002      26,513,280
                                                                                 -----------
                                                                                 77,021,397
                                                                                 -----------
Finance/Mortgage 3.9%
Prudential Home Mortgage Series
  93-29 A-6 PAC, 6.75%                       12,064,646           8/25/2008      12,109,889
Prudential Home Mortgage Series
  93-54 A-21 PAC, 5.50%                       5,700,000           1/25/2024       5,520,051
Residential Funding Corp.
  Series 93-S95 A-1 PAC, 6.50%               12,134,107           7/25/2008      12,145,392
                                                                                 -----------
                                                                                 29,775,332
                                                                                 -----------
Foreign Government 5.0%                  Australian Dollar
Australian Government, 7.50%                 10,200,000           7/15/2005       7,125,005
                                          Canadian Dollar
Canadian Government, 7.50%                    3,550,000          12/01/2003       2,652,511
                                           Danish Krone
Kingdom of Denmark, 8.00%                    54,650,000           3/15/2006    $ 10,061,831
                                           French Franc
Government of France, 8.50%                  22,500,000          11/25/2002       4,993,340
                                           Deutsche Mark
Republic of Germany, 6.625%                   5,350,000           7/09/2003       3,862,369
                                           Italian Lira
Republic of Italy, 8.50%                  3,190,000,000           4/01/1999       1,862,354
Republic of Italy, 10.00%                 1,725,000,000           8/01/2003       1,004,588
                                          Spanish Peseta
Government of Spain, 10.90%                 302,500,000           8/30/2003       2,491,278
                                          British Pounds
United Kingdom Treasury Stock,
  8.00%                                       2,175,000           6/10/2003       3,474,195
                                                                                 -----------
                                                                                 37,527,471
                                                                                 -----------
Total Other Investments (Cost $140,405,586)                                     144,324,200
                                                                                 -----------
SHORT-TERM OBLIGATIONS 2.5%
Federal Home Loan Bank, 5.796%              $19,220,000          11/01/1995      19,220,000
                                                                                 -----------
Total Short-Term Obligations (Cost $19,220,000)                                  19,220,000
                                                                                 -----------
Total Investments (Cost $744,231,994)--100.8%                                   767,302,455
Cash and Other Assets, Less Liabilities--(0.8)%                                  (6,280,916)
                                                                                 -----------
Net Assets--100.0%                                                             $761,021,539
                                                                                 ===========
Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $744,828,574 was as follows:
Aggregate gross unrealized appreciation for all investments in which there
  is an excess of value over tax cost                                          $ 26,986,132
Aggregate gross unrealized depreciation for all investments in which there
  is an excess of tax cost over value                                            (4,512,251)
                                                                                 -----------
                                                                               $ 22,473,881
                                                                                 ===========

--------------------------------------------------------------------------------
+Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:


                                                                                   Unrealized
                                                                    Contract     Appreciation
                                                Total Value           Price    (Depreciation)    Delivery Date
----------------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S.
  dollars                                      6,796,676  AUD     .73840  AUD     $  (154,515)      11/16/95
Sell Australian dollars, buy U.S.
  dollars                                      1,881,123  AUD     .73790  AUD         (43,700)      11/16/95
Sell British pounds, buy U.S. dollars            666,000  GBP    1.57435  GBP          (4,040)      11/16/95
Sell British pounds, buy U.S. dollars          2,169,200  GBP    1.53300  GBP        (102,854)      11/16/95
Sell Canadian dollars, buy U.S. dollars        2,842,700  CAD     .73330  CAD         (32,292)      11/16/95
Sell Canadian dollars, buy U.S. dollars          767,477  CAD     .73551  CAD          (8,285)      11/16/95
Sell Danish krone, buy U.S. dollars           53,141,300  DKK     .17960  DKK        (183,131)      11/16/95
Sell Danish krone, buy U.S. dollars            2,250,000  DKK     .17319  DKK         (22,171)      11/16/95
Sell Danish krone, buy U.S. dollars            9,707,000  DKK     .18299  DKK          (1,255)       1/24/96
Sell U.S. dollars, buy Deutsche marks          3,408,000  DEM     .67916  DEM         108,520       11/16/95
Sell Deutsche marks, buy U.S. dollars         10,188,300  DEM     .67476  DEM        (369,245)      11/16/95
Sell French franc, buy U.S. dollars           10,570,600  FRF     .20173  FRF         (25,899)       1/24/96
Sell French franc, buy U.S. dollars           18,207,300  FRF     .20138  FRF         (51,044)       1/24/96
Sell Italian lira, buy U.S. dollars          330,068,280  ITL     .00062  ITL          (3,035)      11/16/95
Sell Italian lira, buy U.S. dollars        2,826,207,065  ITL     .00062  ITL         (24,853)       5/16/95
Sell Italian lira, buy U.S. dollars        1,724,000,000  ITL     .00061  ITL         (22,304)      11/16/95
Sell Spanish peseta, buy U.S. dollars        180,000,000  ESP     .00809  ESP         (16,225)      11/16/95
Sell Spanish peseta, buy U.S. dollars         21,900,000  ESP     .00785  ESP          (7,298)      11/16/95
Sell Spanish peseta, buy U.S. dollars        138,900,000  ESP     .00789  ESP         (40,526)      11/16/95
                                                                                    ---------
                                                                                  $(1,004,152)
                                                                                    =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1995

Assets
Investments, at value (Cost $744,231,994) (Note 1)          $767,302,455
Cash                                                               4,205
Receivable for securities sold                                17,708,319
Interest receivable                                           12,253,543
Receivable for fund shares sold                                1,382,125
Receivable for open forward contracts                            108,520
Other assets                                                     164,502
                                                              -----------
                                                             798,923,669
Liabilities
Payable for securities purchased                              31,718,457
Dividends payable                                              2,500,882
Payable for fund shares redeemed                               1,432,857
Payable for open forward contracts                             1,112,672
Accrued management fee (Note 2)                                  420,266
Accrued transfer agent and shareholder services (Note 2)         338,723
Accrued distribution fee (Note 3)                                223,967
Accrued trustees' fees (Note 2)                                    7,984
Other accrued expenses                                           146,322
                                                              -----------
                                                              37,902,130
                                                              -----------
                                                            $761,021,539
                                                              ===========
Net Assets
Net Assets consist of:
 Undistributed net investment income                        $  2,696,356
 Unrealized appreciation of investments                       23,070,461
 Unrealized depreciation of forward contracts and
   foreign currency                                             (993,266)
 Accumulated net realized loss                              (114,552,578)
 Shares of beneficial interest                               850,800,566
                                                              -----------
                                                            $761,021,539
                                                              ===========
Net Asset Value and redemption price per share of Class
  A shares ($655,044,825 / 52,079,516 shares of
  beneficial interest)                                             $12.58
                                                              ===========
Maximum Offering Price per share of Class A shares
  ($12.58 / .955)                                                  $13.17
                                                              ===========
Net Asset Value and offering price per share of
  Class B shares ($87,908,060 / 7,002,674 shares
  of beneficial interest)*                                         $12.55
                                                              ===========
Net Asset Value, offering price and redemption price per
  share of Class C shares ($5,036,051 / 400,569 shares
  of beneficial interest)                                          $12.57
                                                              ===========
Net Asset Value and offering price per share of
  Class D shares ($13,032,603 / 1,037,903 shares
  of beneficial interest)*                                         $12.56
                                                              ===========

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $53,645                    $56,714,977
Expenses
Management fee (Note 2)                                        4,651,813
Transfer agent and shareholder services (Note 2)                 808,547
Custodian fee                                                    249,313
Reports to shareholders                                          150,140
Distribution fee--Class A (Note 3)                             1,586,840
Distribution fee--Class B (Note 3)                               660,554
Distribution fee--Class D (Note 3)                               124,193
Legal fees                                                        72,974
Registration fees                                                 69,657
Audit fee                                                         42,757
Trustees' fees (Note 2)                                           20,305
Miscellaneous                                                     51,654
                                                              -----------
                                                               8,488,747
                                                              -----------
Net investment income                                         48,226,230
                                                              -----------

Realized and Unrealized Gain (Loss) on Investments,
  Forward Contracts and
  Foreign Currency
Net realized gain on investments (Notes 1 and 4)               2,544,407
Net realized gain on forward contracts and foreign
  currency (Note 1)                                               39,585
                                                              -----------
 Total net realized gain                                       2,583,992
                                                              -----------
Net unrealized appreciation of investments (Note 5)           48,343,731
Net unrealized depreciation of forward contracts and
  foreign currency                                              (342,460)
                                                              -----------
 Total net unrealized appreciation                            48,001,271
                                                              -----------
Net gain on investments, forward contracts and foreign
  currency                                                    50,585,263
                                                              -----------
Net increase in net assets resulting from operations         $98,811,493
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                            Year ended October 31
                                        -----------------------------
                                            1995            1994
------------------------------------     -----------   --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                  $ 48,226,230    $  52,606,976
Net realized gain (loss) on
  investments, forward contracts and
  foreign currency*                       2,583,992      (21,739,334)
Net unrealized appreciation
  (depreciation) of investments,
  forward contracts and foreign
  currency                               48,001,271      (61,623,124)
                                          ---------      ------------
Net increase (decrease) resulting
  from operations                        98,811,493      (30,755,482)
                                          ---------      ------------
Dividends from net investment
  income:
 Class A                                (42,302,801)     (48,427,740)
 Class B                                 (3,875,565)      (2,547,889)
 Class C                                   (166,657)         (10,996)
 Class D                                   (735,022)        (791,104)
                                          ---------      ------------
                                        (47,080,045)     (51,777,729)
                                          ---------      ------------
Net increase (decrease) from fund
  share transactions (Note 6)             4,925,189     (120,373,081)
                                          ---------      ------------
Total increase (decrease) in net
  assets                                 56,656,637     (202,906,292)
Net Assets
Beginning of year                       704,364,902      907,271,194
                                          ---------      ------------
End of year (including undistributed
  (overdistributed) net investment
  income of $2,696,356 and
  $(2,120,412), respectively)          $761,021,539    $ 704,364,902
                                          =========      ============
*Net realized gain (loss) for
  Federal income tax purposes (Note
  1)                                   $  2,398,429    $ (17,196,293)
                                          =========      ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995

Note 1

State Street Research Government Income Fund (the "Fund") is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions and paydown gains and losses.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1995, the Fund had a capital loss carryforward of $111,857,131 available, to the extent provided in regulations, to offset future capital gains, if any, of which $29,348,263, $46,959,196, $18,353,379 and $17,196,293 expires on
October 31, 1996, 1997, 1998 and 2002, respectively. The Fund had a capital loss carryforward of $43,841,365 expire on October 31, 1995. In addition, as part of the transaction described in Note 5, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,158,867, of which $3,074,207 and $2,084,660 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies

 The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $4,651,813.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended October 31, 1995, the amount of such expenses was $316,733.

The fees of the Trustees not currently affiliated with the Adviser amounted to $20,305 during the year ended October 31, 1995.

Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $1,586,840, $660,554 and $124,193 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $70,689 and $389,958, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $423,866 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $180, $262,267 and $1,189 on redemptions of Class A, Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Notes (cont'd)
--------------------------------------------------------------------------------
Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $742,242,105 and $811,046,971 (including $676,644,494 and $700,199,072 of U.S. Government obligations), respectively.

Note 5

On May 12, 1995, the Fund acquired the assets and liabilities of MetLife-State Street Research Government Securities Fund (the "Acquired Fund") in exchange for shares of each class of the Fund. The transaction was approved by shareholders at a meeting held on April 21, 1995. The acquisition was accounted for as a tax-free exchange of 6,442,754 Class A shares, 1,176,814 Class B shares, 17,825 Class C shares and 135,101 Class D shares of the Fund for the net assets of the Acquired Fund which amounted to $79,091,815, $14,418,139, $218,555 and $1,655,231 for Class A, Class B, Class
C and Class D shares, respectively. The net assets of the Acquired Fund included $2,075,111 of unrealized appreciation at the close of business on May 12, 1995. The net assets of the Fund immediately after the acquisition were $769,912,156.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, the Distributor owned 12,241 Class A shares of the Fund.

Share transactions were as follows:

                                                            Year ended October 31
                                         -----------------------------------------------------------
                                                     1995                           1994
                                          ---------------------------   ----------------------------
Class A                                     Shares         Amount          Shares         Amount
-------------------------------------     -----------    ------------    -----------   -------------
Shares sold                                8,692,870   $ 106,770,703      6,170,905    $  77,734,621
Issued upon reinvestment of dividends      1,902,247      23,135,012      2,186,349       26,807,047
Shares repurchased                       (13,184,315)   (159,163,704)   (20,893,367)    (258,154,243)
                                           ---------      ----------      ---------      -----------
Net decrease                              (2,589,198)  $ (29,257,989)   (12,536,113)   $(153,612,575)
                                           =========      ==========      =========      ===========
Class B                                     Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                3,527,941   $  42,934,470      3,319,858    $  41,105,768
Issued upon reinvestment of dividends        209,008       2,591,060        132,376        1,596,624
Shares repurchased                        (1,222,045)    (14,751,417)    (1,023,504)     (12,418,423)
                                           ---------      ----------      ---------      -----------
Net increase                               2,514,904   $  30,774,113      2,428,730    $  30,283,969
                                           =========      ==========      =========      ===========
Class C                                     Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                  435,479   $   5,346,473         21,778    $     271,759
Issued upon reinvestment of dividends         12,362         153,460            642            7,829
Shares repurchased                           (64,617)       (809,530)        (7,886)         (96,943)
                                           ---------      ----------      ---------      -----------
Net increase                                 383,224   $   4,690,403         14,534    $     182,645
                                           =========      ==========      =========      ===========
Class D                                     Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                  433,690   $   5,281,361        763,127    $   9,504,246
Issued upon reinvestment of dividends         43,377         526,125         47,389          577,618
Shares repurchased                          (590,308)     (7,088,824)      (596,772)      (7,308,984)
                                           ---------      ----------      ---------      -----------
Net increase (decrease)                     (113,241)  $  (1,281,338)       213,744    $   2,772,880
                                           =========      ==========      =========      ===========

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each year.

                                                             Class A                                         Class B
                                        ---------------------------------------------------    -------------------------------------
                                                                                                                     June 1, 1993
                                                                                                  Year ended       (Commencement of
                                                      Year ended October 31                       October 31          Share Class
                                        ---------------------------------------------------    -----------------   Designations) to
                                         1995*     1994*       1993       1992       1991      1995*     1994*     October 31, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $  11.68   $  12.92   $  12.38   $  12.14   $  11.28   $ 11.66    $ 12.91         $ 12.67
Net investment income                      .83        .81        .84        .90        .93       .73        .72             .30
Net realized and unrealized gain
  (loss) on investments, forward
  contracts and foreign currency           .88      (1.26)       .56        .26        .84       .87      (1.27)            .24
Dividends from net investment
  income                                  (.81)      (.79)      (.84)      (.91)      (.91)     (.71)      (.70)           (.30)
Distributions from net realized
  gains                                     --         --       (.02)      (.01)        --        --         --              --
                                         -----      -----      -----      -----      -----      ----      -----         -------
Net asset value, end of year          $  12.58   $  11.68   $  12.92   $  12.38   $  12.14   $ 12.55    $ 11.66         $ 12.91
                                         =====      =====      =====      =====      =====      ====      =====         =======
Total return                             15.07%+    (3.58)%+    11.63%+     9.86%+    16.25%+   14.15%+   (4.38)%+        4.32%+++
Net assets at end of year (000s)      $655,045   $638,418   $868,556   $798,705   $762,517   $87,908    $52,319         $26,578
Ratio of operating expenses to
  average net assets                      1.10%      1.07%      1.05%      1.05%      1.05%     1.85%      1.82%           1.81%++
Ratio of net investment income to
  average net assets                      6.83%      6.54%      6.59%      7.25%      7.98%     6.01%      5.86%           5.67%++
Portfolio turnover rate                 105.57%    134.41%    103.49%     97.33%     29.20%   105.57%    134.41%         103.49%

                                                            Class C                                       Class D
                                           -------------------------------------------   ------------------------------------------
                                                                      June 1, 1993                                   June 1, 1993
                                                                    (Commencement of                               (Commencement of
                                          Year ended October 31       Share Class        Year ended October 31       Share Class
                                          ---------------------     Designations) to     ----------------------    Designations) to
                                           1995*        1994*       October 31, 1993       1995*        1994*      October 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 11.67      $ 12.92          $ 12.67           $ 11.66      $ 12.91         $ 12.67
Net investment income                         .90          .84              .19               .74          .72             .30
Net realized and unrealized gain
  (loss) on investments, forward
  contracts and foreign currency              .84        (1.27)             .42               .87        (1.27)            .24
Dividends from net investment income         (.84)        (.82)            (.36)             (.71)        (.70)           (.30)
                                            ------      -------     -----------------      -------      -------     -----------
Net asset value, end of year              $ 12.57      $ 11.67          $ 12.92           $ 12.56      $ 11.66         $ 12.91
                                            ======      =======     =================      =======      =======     ===========
Total return                                15.37%+      (3.42)%+          4.82%+++         14.24%+      (4.38)%+         4.32%+++
Net assets at end of year (000s)          $ 5,036      $   203          $    36           $13,033      $13,425         $12,101
Ratio of operating expenses to average
  net assets                                 0.85%        0.82%            0.80%++           1.85%        1.82%           1.88%++

Ratio of net investment income to
  average net assets                         6.79%        8.01%            6.59%++           6.08%        5.84%           5.59%++

Portfolio turnover rate                    105.57%      134.41%          103.49%           105.57%      134.41%         103.49%

  ++Annualized.
   +Total return figures do not reflect any front-end or contingent deferred sales charges.
 +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. *Per-share figures have been calculated using the average shares method.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance
--------------------------------------------------------------------------------


In late 1994, after nine months of rising rates, we began to position the Fund for stable or declining rates. We added longer-duration securities and U.S. Treasury bonds, both of which tend to enjoy strong performance when rates decline. This decision helped provide strong performance for the Fund.

On October 31, 1995, 41% of the portfolio was invested in U.S. Treasuries, and 38% in mortgage securities (2% in non-U.S. Agency mortgages).

The Fund's position in European government bonds also performed well, benefiting from a stronger U.S. dollar and falling interest rates overseas. Our foreign holdings were "hedged" to protect the Fund from changes in foreign currency exchange rates.

The Merrill Lynch Government Master Index and the Merrill Lynch Blended Index are indicators of overall U.S. bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects 12b-1 fees of 1%, which will reduce subsequent performance.

Comparison Of Change In Value Of A $10,000
Investment In Government Income Fund,
The Merrill Lynch Blended Index and
The Merrill Lynch Government Master Index

Class A Shares

         Average Annual Total Return
   1 Year      5 Years      Life of Fund
  +9.89%       +8.60%         +7.67%

                              Government   ML Government
                 ML Blended     Income        Master
                   Index         Fund         Index
 3/87               9550        10000         10000
10/87               9408         9935          9849
10/88              10328        11045         10807
10/89              11321        12316         12106
10/90              11948        13154         12825
10/91              13890        15171         14703
10/92              15259        16660         16223
10/93              17034        18553         18333
10/94              16424        17933         17539
10/95              18899        20669         20242

Class B Shares

         Average Annual Total Return
   1 Year      5 Years      Life of Fund
  +9.15%       +8.88%         +7.99%

                              Government   ML Government
                 ML Blended     Income        Master
                   Index         Fund         Index
 3/87              10000        10000         10000
10/87               9852         9935          9849
10/88              10814        11045         10807
10/89              11855        12316         12106
10/90              12511        13154         12825
10/91              14544        15171         14703
10/92              15978        16660         16223
10/93              17770        18553         18333
10/94              16992        17933         17539
10/95              19397        20669         20242

Class C Shares

         Average Annual Total Return
   1 Year      5 Years      Life of Fund
  +15.37%       +9.72%         +8.31%

                              Government   ML Government
                 ML Blended     Income        Master
                   Index         Fund         Index

 3/87              10000        10000         10000
10/87               9852         9935          9849
10/88              10814        11045         10807
10/89              11855        12316         12106
10/90              12511        13154         12825
10/91              14544        15171         14703
10/92              15978        16660         16223
10/93              17855        18553         18333
10/94              17244        17933         17539
10/95              19894        20669         20242

Class D Shares

         Average Annual Total Return
   1 Year      5 Years      Life of Fund
  +13.24%       +9.18%         +8.00%

                              Government   ML Government
                 ML Blended     Income        Master
                   Index         Fund         Index
 3/87              10000        10000         10000
10/87               9852         9935          9849
10/88              10814        11045         10807
10/89              11855        12316         12106
10/90              12511        13154         12825
10/91              14544        15171         14703
10/92              15978        16660         16223
10/93              17770        18553         18333
10/94              16992        17933         17539
10/95              19411        20669         20242

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Government Income Fund ("Meeting") was held on April 21, 1995. The results of the Meeting are set forth below.

                                                                                  Votes (millions)
                                                                           -------------------------------
                                                                             For     Against     Abstain
                                                                             ---      ------      --------
The Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets (subject to its liabilities) of the
MetLife-State Street Research Government Securities Fund to the State
Street Research Government Income Fund was approved.                        26.2         1.6         2.3

           STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
                SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996

                               TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..............................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES..............6

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.............................16

TRUSTEES AND OFFICERS.......................................................20

INVESTMENT ADVISORY SERVICES................................................24

PURCHASE AND REDEMPTION OF SHARES...........................................26

NET ASSET VALUE.............................................................28

PORTFOLIO TRANSACTIONS......................................................30

CERTAIN TAX MATTERS.........................................................33

DISTRIBUTION OF SHARES OF THE FUNDS.........................................35

CALCULATION OF PERFORMANCE DATA.............................................39

CUSTODIAN...................................................................44

INDEPENDENT ACCOUNTANTS.....................................................44

FINANCIAL STATEMENTS........................................................44

      The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Portfolios: Conservative ("Strategic Portfolios: Conservative"), State Street Research Strategic Portfolios: Moderate ("Strategic
Portfolios:  Moderate") and State Street Research Strategic Portfolios:
Aggressive ("Strategic Portfolios: Aggressive") (individually, a "Fund" and collectively, the "Funds"), dated March 1, 1996, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111.

SP-879D-295                                           1285P-950210(0396)SSR-LD

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

      As set forth in part under "The Funds' Investments and Asset Allocation," "Investment Practices" and "Limiting Investment Risk" in the Funds' Prospectus, the Funds have adopted certain investment restrictions.

      The fundamental and nonfundamental policies of the Funds do not apply to any matters involving the issuance of multiple classes of shares of the Funds or the creation of a structure allowing the Funds to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Funds to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

      All of the Funds' fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities whichever is less.) Under these restrictions, it is each Fund's policy:

      (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or, (subject to finalization of a policy change for Strategic Portfolios:
            Conservative) cause more than 10% of the voting securities of such issuer to be held by the Fund;

      (2) not to issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

      (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

      (5) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in swap arrangements, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;*

      (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

      (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry, (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

      (8) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

      *In connection with clause (6), Strategic Portfolios: Aggressive and Strategic Portfolios: Conservative have undertaken with a state securities authority that, for so long as the relevant Fund's shares are required to be registered for sale in that state, the Fund will restrict its investment in those commodities which are subject to the 10% limit of a Fund's total assets, to precious metals.

      The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is each Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in securities that are illiquid because of the absence of a readily available market and repurchase agreements not entitling the holder to payment of principal and interest within seven days;

     (2) not to invest more than 15% of its net assets in restricted securities, of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);*

     (3) not to invest more than 5% of its total assets in securities of private issuers including predecessors with less than three years continuous operations (except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated either "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. or equivalent by any other nationally recognized statistical rating organization, or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes); provided that a Fund may invest up to 15% of its total assets in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions as noted above) do not exceed 15% of the Fund's total assets;

     (4) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;*

     (5) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

     (6) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

     (7) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;*

     (8) not to purchase or retain any security of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and officers and directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

     (9) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);*

    (10) not to invest in warrants in excess of 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

    (11) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

  * In connection with clauses (2) (4) (7) and (9), Strategic Portfolios:
Aggressive and Strategic Portfolios: Conservative have undertaken with a state securities authority that, for so long as the relevant Fund's shares are required to be registered for sale in that state, the Fund will notify nonaccredited (as defined in Regulation 501(a) under the Securities Act of 1933) recordholders of that state 30 days prior to changing said clauses.

      Compliance with the above nonfundamental investment restrictions (1) and
(2) will be determined independently.

                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

      Among other investments described below, each Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which a Fund intends to purchase. Subject to the limitations described below, a Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

      Each Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

      Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

      A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by a Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

      A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

      The Funds will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. None of the Funds will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. A Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, a Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge its securities and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

      To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

      Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.

Currency Transactions

      The Funds may engage in currency exchange transactions. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

      The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. While repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to loans by a Fund collateralized by the underlying securities. The Funds will only enter into repurchase agreements involving U.S. Government securities.

      Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Other risks include possible litigation over the rights of the respective parties in the subject securities and the uncertainties and costs with respect thereto. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of a Fund's total assets. None of the Funds presently intend to engage in repurchase agreements in excess of 5% of its total assets.

Reverse Repurchase Agreements

      The Funds may enter into reverse repurchase agreements. However, none of the Funds presently intend to engage in reverse repurchase agreements in excess of 5% of each Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. While reverse repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to borrowings by a Fund collateralized by the underlying securities. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on its records at the trade date and maintained until the transaction is settled.

When-Issued Securities

Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. However, none of the Funds presently intend to purchase when-issued securities in an amount in excess of 5% of its total assets. Such purchases will be made only to achieve a Fund's investment objectives and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. No income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, corporate securities to be created by a merger of companies may be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by a Fund.

Rule 144A Securities

      Subject to the investment limitation of each Fund applicable to restricted securities set forth above, each Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Indexed Securities

      Each Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications, although none of the Funds presently intends to invest more than 5% of its assets in such securities. These securities are generally short to intermediate term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

      Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Securities Lending

      Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of each Fund.

Short Sales Against the Box

      Each Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Industry Classifications

      In determining how much of a Fund's portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc.

Basic Industries        Consumer Staple            Science & Technology
----------------        ---------------            -----------------------------
Chemical                Business Service           Aerospace
Diversified             Container                  Computer Software & Service
Electrical Equipment    Drug                       Electronic Components
Forest Products         Food & Beverage            Electronic Equipment
Machinery               Hospital Supply            Office Equipment
Metal & Mining          Personal Care
Railroad                Printing & Publishing
Truckers                Tobacco

Utility                 Energy                     Consumer Cyclical
----------------        ---------------            -----------------------------
Electric                Oil Refining and Marketing Airline
Gas                     Oil Production             Automotive
Gas Transmission        Oil Service                Building
Telephone                                          Hotel & Restaurant
                                                   Photography
                                                   Recreation
                                                   Retail Trade
                                                   Recreation
                                                   Textile & Apparel

Other                   Finance
----------------        ---------------
Trust Certificates --   Bank
  Government Related    Financial Service
  Lending               Insurance
Asset-backed -- Mortgages
Asset-backed -- Credit
  Card Receivables

Other Investment Limitations

      Pursuant to the policies of certain state securities authorities, none of the Funds will invest in real estate limited partnerships, oil, gas or mineral development limited partnerships, or in oil, gas or mineral leases for so long as its shares are required to be registered for sale in the relevant state.

                DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

      U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Funds invest include, among others:

   (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

   (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

   (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

U.S. Government securities which the Funds may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Funds will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

      Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                            TRUSTEES AND OFFICERS

      The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

      *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 55. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

      *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, has served as Secretary and General Counsel of the Trust since May, 1995. He is
40. His principal occupation is Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

------------------------

* or +  See footnotes on page 21.

      +Michael S. Scott Morton, Massachusetts Institute of Technology,
77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 41. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

      *+Michael R. Yogg, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

      As of November 30, 1995, the Trustees and officers of the Trust as a group owned none of the outstanding shares of each Fund.

      As of November 30, 1995, Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation having its principal offices at One Madison Avenue, NY 10010, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of the amounts of the outstanding shares of the Funds as set forth below:

                                                     Class A     Class C
                                                     -------     -------
Strategic Portfolios:           Conservative           100%         --

Strategic Portfolios:           Moderate                --         66.7%

Strategic Portfolios:           Aggressive             100%        83.1%

     As of the same date, United States Trust Company, 770 Broadway, New York, NY 10003, was the record owner of approximately 20.8% of the Strategic
Portfolios: Moderate's Class C shares, 16.8% of the Strategic Portfolios:
Aggessive's Class C shares and 100% of the Strategic Portfolios: Conservative's Class C shares. United States Trust Company holds such shares as trustee or custodian under certain employee benefit plans serviced by Metropolitan. Each Fund believes that United States Trust Company does not have beneficial ownership of such shares.

     As of the same date, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, was the record owner of approximately 11.6% of the Strategic Portfolios: Moderate's Class C shares. State Street Bank holds such shares as custodian for a retirement account and the Fund believes that State Street Bank does not have beneficial ownership of such shares.

     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

      During the fiscal year ended October 31, 1995, the Trustees were compensated as follows:

                                                      (3)
                                                    Total
                                 (2)             Compensation
     (1)                      Aggregate         From Trust and
   Name of                  Compensation         Complex Paid
   Trustee                  From Trust(a)       to Trustees(b)

Edward M. Lamont              $10,300             $61,271
Robert A. Lawrence            $10,300             $88,435
Dean O. Morton                $11,100             $97,085
Thomas L. Phillips            $10,100             $67,285
Toby Rosenblatt               $10,300             $61,271
Michael S. Scott Morton       $11,900             $98,535
Ralph F. Verni                $     0             $     0
Jeptha H. Wade                $10,500             $70,285

(a) Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

      State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Funds. The Advisory Agreement provides that the Investment Manager shall furnish the Funds with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

      The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% of the net assets of Strategic Portfolios: Conservative, 0.65% of the net assets of Strategic Portfolios: Moderate and 0.75% of the net assets of Strategic
Portfolios: Aggressive. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.

      The advisory fees paid by each Fund to the Investment Manager for the periods shown below, prior to the assumption of fees or expenses, were as follows:

                                                           September 28, 1993
                                                             (commencement
                                        Year Ended         of operations) to
                                        October 31,        October 31, 1993
                                       -----------        -----------------
                                      1995     1994
                                      ----     ----
Strategic Portfolios:  Moderate   $216,199  $173,499        $15,175


                                                             May 16, 1994
                                                            (commencement
                                      Year Ended         of operations) to
                                   October 31, 1995      October 31, 1994
                                   ----------------      -----------------
Strategic Portfolios: Conservative  $ 162,835                 69,793

Strategic Portfolios: Aggressive    $ 414,353                 174,306

For the same period, the voluntary reduction of fees or assumption of expenses were as follows:

                                                     September 28, 1993
                                                        (commencement
                                   Year Ended         of operations) to
                                   October 31,        October 31, 1993
                                   -----------       -------------------
                                  1995      1994
                                  ----      ----

Strategic Portfolios: Moderate $244,843  $155,886          $11,289


                                                        May 16, 1994
                                                        (commencement
                                   Year Ended         of operations) to
                                October 31, 1995      October 31, 1994
                                ----------------      -----------------
Strategic Portfolios: Conservative $ 124,191                81,035

Strategic Portfolios: Aggressive   $ 119,174                32,452

      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by a Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

      The Advisory Agreement provides that it shall continue in effect with respect to each Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of the Funds and in preparing various reports required by regulations.

      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans through or under which a Fund's shares may be purchased.

      Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                       PURCHASE AND REDEMPTION OF SHARES

      Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

      The public offering price for each class of shares of the Funds is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

      Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Funds or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other

Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

Class C Shares - Class C shares are currently available to certain benefit plans such as qualified retirement plans, which meet criteria relating to level of assets, number of participants, service agreements or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

      Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, each Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

      Redemptions - The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received. If the Trustees determine that it is in the best interests of a Fund to pay a redemption, or any portion thereof, in kind, the portfolio securities used to make such payment will be selected in such manner as the Trustees deem fair and equitable and valued in the manner described under the heading "Net Asset Value" herein.


                                NET ASSET VALUE

      The net asset values of the shares of each Fund are determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by a Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of a Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

      In determining the values of portfolio assets, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since Strategic Portfolios:
Conservative and Strategic Portfolios: Moderate are significantly comprised of debt securities under normal circumstances; most of these Funds' assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

      A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds reserve full freedom with respect to portfolio turnover, as described in the Prospectus.

      The Funds' portfolio turnover rates for the periods shown below were as follows:

                                         Year Ended
                                         October 31,
                                        --------------
                                        1995      1994
                                        ----      ----
Strategic Portfolios: Moderate        120.62%        142.86%


                                                                 May 16, 1994
                                                                (commencement
                                           Year Ended         of operations) to
                                        October 31, 1995      October 31, 1994
                                        ----------------      -----------------
Strategic Portfolios: Conservative          132.50%                70.35%
Strategic Portfolios: Aggressive            127.44%                37.75%



      The Investment Manager believes the portfolio turnover rate for Strategic
Portfolios: Conservative and Strategic Portfolios: Aggressive for the fiscal year ended October 31, 1995 was significantly higher because it represents a full year of operations. The portfolio turnover rate for the prior fiscal period represents an approximate 5 month period during which each Fund's assets were being invested. Furthermore, each Fund's portfolio was adjusted to first take advantage of a rally in the bond market; later during the fiscal year a portion of the bond portfolio was then reinvested in equity securities.

Brokerage Allocation

      The Funds and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Funds may do business. Decisions with respect to the market where the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Funds may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Funds or other clients of the Investment Manager.

      Neither the Funds nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Funds nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds for the periods shown below were as follows:

                                                     September 28, 1993
                                                        (commencement
                                   Year Ended         of operations) to
                                    October 31,        October 31, 1993
                                   -----------        ----------------
                                  1995      1994
                                  ----      ----

Strategic Portfolios: Moderate  $37,000   $18,000           $16,000


                                                        May 16, 1994
                                                        (commencement
                                   Year Ended         of operations) to
                                October 31, 1995      October 31, 1994
                                ----------------      ----------------

Strategic Portfolios: Conservative   $16,000                $ 7,000

Strategic Portfolios: Aggressive     $90,000                $33,000

      During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for one or more of the Funds as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Funds, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Funds. In some instances, this procedure may affect the price and size of the positions obtainable for the Funds.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- In General
--------------------------------------------------

      Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Funds' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

      The 30% test will limit the extent to which a Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by a Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

      If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund.

      A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Investments
--------------------------------------

      Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

      Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders
---------------------------------------

      Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

      Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUNDS

      State Street Research Financial Trust (formerly: MetLife - State Street Financial Trust) is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

      For the fiscal years ended October 31, 1995 and 1994 and for the period September 28, 1993 (commencement of operations) to October 31, 1993, no sales charges on Class A shares of Strategic Portfolios: Moderate were paid to the Distributor. For the fiscal year ended October 31, 1995 and for the period May 16, 1994 (commencement of operations) to October 31, 1994, no sales charges on Class A shares of Strategic Portfolios: Conservative and Strategic Portfolios:
Aggressive were paid to the Distributor.

      The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

      For the fiscal years ended October 31, 1995 and 1994 and for the period September 28, 1993 (commencement of operations) to October 31, 1993, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of Strategic Portfolios: Moderate and paid no initial commissions to securities dealers for sales of such shares. For the fiscal year ended October 31, 1995 and for the period May 16, 1994 (commencement of operations) to October 31, 1994, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive and paid no initial commissions to securities dealers for sales of such shares.

      Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

      During the fiscal year ended October 31, 1995, Strategic Portfolios:
Moderate paid the Distributor no fees under the Distribution Plan. During the fiscal year ended October 31, 1995, Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

                                                     Class A
                                                     -------

                                   Strategic Portfolios:   Strategic Portfolios:
                                       Conservative             Aggressive
                                       ------------             ----------

Advertising                            $      8,151            $     12,287

Printing and mailing of
prospectuses to other than
current shareholders                          3,555                   5,382

Compensation to dealers                           0                       0

Compensation to sales personnel              32,374                  48,800

Interest                                          0                       0

Carrying or other financing charges               0                       0

Other expenses:  marketing; general          20,923                  31,540
                                             ------                  ------

Total fees                             $     65,003            $     98,009
                                             ------                  ------

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

      The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds.

      The Funds' performance is shown below, and where is noted, reflects the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

      The total returns ("standard total return") of each class of the Funds' shares currently being offered were as follows:

                                    Commencement
                                    of Operations             One Year
                                (September 28, 1993)            Ended
                                 to October 31, 1995      October 31, 1995
                                 -------------------      ----------------

                                  With       Without        With      Without
                                 Subsidy     Subsidy       Subsidy       Subsidy
                                 -------     -------       -------       -------

Strategic Portfolios: Moderate
      Class C                     6.19%       5.55%        15.24%     14.40%

                                Commencement of Operations      One Year
                                     (May 16, 1994) to            Ended
                                      October 31, 1995          October 31, 1995
                             ---------------------------------------------------

                                    With       Without       With      Without
                                   Subsidy     Subsidy     Subsidy     Subsidy
                                   -------     -------     -------     -------

Strategic Portfolios: Conservative
      Class A                        7.99%       7.36%      10.63%      10.03%
      Class C                       11.69%      11.07%      16.11%      15.53%

Strategic Portfolios: Aggressive
      Class A                        8.04%       7.82%       9.34%       9.13%
      Class C                       11.80%      11.57%      14.85%      14.62%

      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                              P(1+T)n = ERV

      Where: P    =  a hypothetical initial payment of $1,000

             T    =  average annual total return

             n    =  number of years

             ERV  =  ending redeemable value at the end of the
                     designated period assuming a hypothetical
                     $1,000 payment made at the beginning of the designated period

      The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Funds are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Yield
-----

      The annualized yield of each class of shares of the Funds currently being offered, based on the month of October 1995, was as follows:

                        With Subsidy                  Without Subsidy
                        ------------                  ---------------

      Strategic Portfolios: Conservative

            Class A         4.20%                    3.36%
            Class C         4.65%                    3.77%

      Strategic Portfolios: Moderate
            Class C         3.05%                    2.14%

      Strategic Portfolios:Aggressive
            Class A         1.34%                    0.70%
            Class C         1.69%                    1.03%

      Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

         YIELD = 2[(a-b\+\1)6\-1]
                                                 cd

      Where: a    =    dividends and interest earned during the period

             b    =    expenses accrued for the period (net of voluntary
                       expense reductions by the Investment Manager)

             c    =    the average daily number of shares outstanding
                       during the period that were entitled to receive dividends

             d    =    the maximum offering price per share on the last
                       day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), each Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return

      A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and, as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandard total returns of each class of shares currently being offered, without taking sales charges into account, were as follows:

                                         Six Months ended October 31, 1995
                                         ---------------------------------

                                          With Subsidy    Without Subsidy
                                          ------------    ---------------

Strategic Portfolios: Moderate
      Class C                                 9.16%           8.78%

Strategic Portfolios: Conservative
      Class A                                 8.84%           8.58%
      Class C                                 8.95%           8.69%

Strategic Portfolios: Aggressive
      Class A                                10.11%          10.01%
      Class C                                10.31%          10.21%

Distribution Rates

      A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      The distribution rate of each class of shares of the Funds currently being offered, based on the month ended October 31, 1995, was as follows:

Strategic Portfolios: Conservative
      Class A                                              3.62%
      Class C                                              3.98%

Strategic Portfolios: Moderate
      Class C                                              2.73%

Strategic Portfolios: Aggressive
      Class A                                              1.40%
      Class C                                              1.61%

                                    CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or any of its affiliates.


                             INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.


                              FINANCIAL STATEMENTS

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

      The following financial statements are for the Funds' fiscal year ended October 31, 1995.



236749.c2
12/15/95

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
October 31, 1995

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
EQUITY SECURITIES 75.8%
Basic Industries 12.4%
Chemical 4.1%
Atlantic Richfield Co.                          13,000     $   290,875
Cambrex Corp.                                    2,100         80,062
Ciba-Geigy AG ADR*                               5,800        251,140
Cytec Industries, Inc.                           6,700        366,825
FMC Corp.*                                       3,900        279,338
L'Air Liquide*                                   1,100        184,454
Mallinckrodt Group, Inc.                         1,200         41,700
Monsanto Co.                                     2,700        282,825
Potash Corp. of Saskatchewan Inc.                3,000        208,875
Rohm & Haas Co.                                  9,500        524,875
                                                             ----------
                                                            2,510,969
                                                             ----------
Diversified 1.3%
Cardo AB*                                       20,000        310,213
Johnson Controls, Inc.                           2,500        145,625
Mark IV Industries, Inc.                         6,715        130,942
Nippon Electric Glass Co. Ltd.*                 10,000        184,760
U.S. Industries, Inc.*                             275          4,125
                                                             ----------
                                                              775,665
                                                             ----------
Electrical Equipment 0.8%
General Electric Co.                             3,800        240,350
Philips Electronics NV                           5,700        220,162
                                                             ----------
                                                              460,512
                                                             ----------
Forest Product 0.9%
Aracruz Celulose ADR*                           20,000        180,000
Champion International Corp.                     3,800        203,300
Crown Vantage, Inc.*                               210          4,174
Nippon Paper Industries Co.*                    25,000        171,807
                                                             ----------
                                                              559,281
                                                             ----------
Machinery 3.0%
Cincinnati Milacron, Inc.                        7,400        190,550
Elsag Bailey Process Automation NV               6,900        188,025
Fluor Corp.                                      3,700        209,050
Harnischfeger Industries, Inc.                   1,000         31,500
Kajima Corp.*                                   18,000        166,108
Linde AG*                                          546        335,528
Millipore Corp.                                  4,200        148,575
Minebea Co. Ltd.*                               22,000        178,503
Pall Corp.                                       7,300        177,938
Sundstrand Corp.                                 2,900        177,625
Terex Corp. Rts.*                                  300             90
                                                             ----------
                                                            1,803,492
                                                             ----------

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Metal & Mining 2.3%
Alumax, Inc.*                                    7,900     $  233,050
Bohler Uddeholm*                                 3,100        218,533
Cyprus Amax Minerals Co.                         5,700        148,912
Reynolds Metals                                  3,700        186,388
RTZ Corp. PLC                                   17,500        242,371
SGL Carbon AG*                                   5,700        373,764
                                                             ----------
                                                            1,403,018
                                                             ----------
Total Basic Industries                                      7,512,937
                                                             ----------
Consumer Cyclical 13.0%
Airline 0.1%
Midwest Express Holdings, Inc.*                  2,700         67,837
                                                             ----------
Automotive 3.2%
Cooper Tire & Rubber Co.                         3,800         87,875
Douglas & Lomason Co.                            2,200         24,200
Exide Corp.                                      9,500        416,813
Federal-Mogul Corp.                             15,000        268,125
Ford Motor Co.                                   3,600        103,500
Ford Motor Co. Series A Cv. Pfd.                 2,500        235,000
Lear Seating Corp.*                             23,000        638,250
Michelin Cl. B                                   3,900        157,512
                                                             ----------
                                                            1,931,275
                                                             ----------
Building 0.6%
Fleetwood Enterprises, Inc.                      4,300         88,150
La Farge Corp.                                   5,100         89,250
Owens-Corning Fiberglas Corp.                    4,600        194,925
                                                             ----------
                                                              372,325
                                                             ----------
Hotel & Restaurant 1.5%
Au Bon Pain Company, Inc.*                       4,500         34,313
Circus Circus Enterprises, Inc.*                 6,100        162,412
Darden Restaurants, Inc.*                        5,000         56,875
Harrah's Entertainment, Inc.*                    8,000        198,000
Main Street and Main, Inc.*                      8,600         32,250
Mirage Resorts, Inc.*                            4,500        147,375
Motel of America, Inc.*++                          175         13,125
Outback Steakhouse, Inc.*                        3,000         94,125
Primadonna Resorts, Inc.*                        3,200         50,000
Station Casinos, Inc.*                           9,300        120,900
Studio Plus Hotels, Inc.*                          900         17,550
                                                             ----------
                                                              926,925
                                                             ----------
Recreation 2.3%
Argyle Television, Inc. Series A*                3,400         57,800
Boomtown, Inc. Wts.*                               165             66
Capital Cities/ABC, Inc.                           800         94,900

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Value
                                                Shares        (Note 1)
-----------------------------------------------------------------------
Recreation (cont'd)
Comcast Corp. Cl. A                              6,800     $  120,700
Emmis Broadcasting Corp.*                        1,800         47,700
Infinity Broadcasting Corp. Cl. A*               5,350        173,875
Mattel Inc.                                      5,625        161,719
Renaissance Communications Corp.*                6,700        149,912
Sodak Gaming, Inc.*                              2,200         40,150
Time Warner, Inc.                                4,000        146,000
Time Warner Financing Trust                      3,800        121,600
Viacom, Inc. Cl. B*                              1,500         75,000
Walt Disney Co.                                  3,700        213,213
                                                             ----------
                                                            1,402,635
                                                             ----------
Retail Trade 4.5%
Department 56, Inc.*                             4,100        186,038
Federated Department Stores, Inc.*              16,500        418,687
Grand Union Co.*                                 3,093         33,250
Gymboree Corp.*                                  7,400        167,425
Home Depot, Inc.                                 6,600        245,850
Intimate Brands, Inc. Cl. A*                     2,000         33,500
May Department Stores Co.                        2,800        109,900
Office Depot, Inc.*                              5,300        151,712
J.C. Penney, Inc.                                1,900         80,037
Tandy Corp.*                                     5,200        256,750
Toys 'R Us, Inc.                                 6,600        144,375
Viking Office Products, Inc.*                    3,500        155,750
Vons Companies, Inc.*                              700         17,762
Wal-Mart Stores, Inc.                           13,000        281,125
Woolworth Corp.                                 29,800        435,825
                                                             ----------
                                                            2,717,986
                                                             ----------
Textile & Apparel 0.8%
Authentic Fitness Corp.*                         8,700        178,350
Norton McNaughton, Inc.*                         5,800        114,550
Warnaco Group, Inc. Cl. A*                       6,900        160,425
                                                             ----------
                                                              453,325
                                                             ----------
Total Consumer Cyclical                                     7,872,308
                                                             ----------
Consumer Staple 13.6%
Business Service 2.5%
ADT Ltd.*                                       21,000        294,000
American Oncology Resources, Inc.*                 800         21,700
Computer Horizons Corp.*                         5,500        143,000
Eltron International, Inc.*                      3,200        104,000
First Data Corp.                                 5,000        330,625
Global Direct Mail Corp.*                        8,600        234,350
Integrated System, Inc.*                         2,300         80,500
Personnel Group of America, Inc.*                9,500        123,500
Premenos Technologies Corp.*                     3,400        133,450
Syncronys Softcorp                               2,000         16,000
                                                             ----------
                                                            1,481,125
                                                             ----------

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Container 0.1%
Owens-Illinois Inc.                              4,700     $   59,337
                                                             ----------
Drug 2.0%
Arris Pharmaceutical Corp.*                      5,600         65,800
CytoTherapeutics, Inc.*                          4,300         44,075
Eli Lilly & Co.                                  1,394        134,695
Merck & Company, Inc.                            9,600        552,000
Pfizer, Inc.                                     6,200        355,725
Schering AG                                      1,000         69,764
                                                             ----------
                                                            1,222,059
                                                             ----------
Food & Beverage 3.2%
Anheuser-Busch, Inc.                             3,800        250,800
Arnotts Ltd.*                                   38,000        254,723
Campbell Soup Co.                                3,300        172,838
Coca-Cola Co.                                    1,900        136,562
Coca-Cola Enterprises, Inc.                     12,200        324,825
LVMH Moet Hennessy Louis Vuitton ADR*            1,500        298,460
PepsiCo, Inc.                                    3,700        195,175
Whitman Corp.                                   13,800        293,250
                                                             ----------
                                                            1,926,633
                                                             ----------
Hospital Supply 4.1%
Abbott Laboratories                              9,300        369,675
American Home Patient, Inc.*                     6,600        160,050
American Medical Response, Inc.*                 4,500        129,937
Columbia/HCA Healthcare Corp.*                   1,800         88,425
Community Care of America, Inc.*                 8,200        110,700
Community Health Systems, Inc.*                  5,800        184,150
HealthCare Compare Corp.*                          100          3,700
I Stat Corp.*                                    3,300        102,300
Johnson & Johnson                                2,800        228,200
Lincare Holdings, Inc.*                          6,200        154,225
Maxicare Health Plans, Inc.*                     6,900        119,888
Medtronic, Inc.                                  2,200        127,050
Multicare Cos., Inc.*                            1,400         26,250
Orthologic Corp.                                 6,800         65,450
Roche Holdings AG                                   30        218,004
Rotech Medical Corp.*                            6,500        147,875
United Healthcare Corp.                          4,200        223,125
                                                             ----------
                                                            2,459,004
                                                             ----------
Personal Care 0.7%
Procter & Gamble Co.                             5,000        405,000
U.S.A. Detergents, Inc.*                         1,900         48,450
                                                             ----------
                                                              453,450
                                                             ----------
Printing & Publishing 0.3%
American Greetings Corp.                         5,400        170,100
                                                             ----------
Tobacco 0.7%
Philip Morris Cos., Inc.                         5,400        456,300
                                                             ----------
Total Consumer Staple                                       8,228,008

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Energy 6.0%
Oil 5.1%
Abacan Resource Corp.                            17,600    $    43,351
Amerada Hess Corp.                                2,300       103,788
Ashland Oil, Inc.                                 1,800        56,925
Tom Brown, Inc.*                                  4,800        53,400
Exxon Corp.                                       3,800       290,225
Global Natural Resources, Inc.*                   5,300        53,000
Imperial Oil Ltd.                                 5,700       208,050
Louisiana Land & Exploration Co.                 10,600       374,975
Nuevo Energy Co.*                                 5,400       119,475
Phillips Petroleum Co.                            5,000       161,250
Plains Resources, Inc.*                           5,900        40,194
Ranger Oil Ltd.*                                 17,200        98,900
Repsol S.A.*                                      7,000       209,045
Swift Energy Co.*                                16,400       145,550
Tosco Corp.                                       8,800       303,600
Total S.A.*                                       4,610       284,890
Total S.A. Cl. B ADR                              4,732       146,100
Ultramar Corp.                                      600        14,625
Union Pacific Resources Group, Inc.*              5,000       113,750
Woodside Petroleum Ltd. ADR*                     51,300       245,793
                                                             ----------
                                                            3,066,886
                                                             ----------
Oil Service 0.9%
Coflexip*                                         6,043       171,153
Landmark Graphics Corp.*                          6,500       141,375
Schlumberger Ltd.                                 3,600       224,100
                                                             ----------
                                                              536,628
                                                             ----------
Total Energy                                                3,603,514
                                                             ----------
Finance 8.2%
Bank 2.9%
Banco Industrial Colombiano ADR                  25,500       347,438
BankAmerica Corp.                                 3,500       201,250
Bank of New York Company, Inc.                    1,700        71,400
Chase Manhattan Corp.                             4,000       228,000
Citicorp                                          7,300       473,587
Mellon Bank Corp.                                 1,200        60,150
Sparbanken Sverige AB++                          11,800       124,386
West One Bancorp                                  5,500       233,750
                                                             ----------
                                                            1,739,961
                                                             ----------
Financial Service 2.2%
Amoy Properties Ltd.*                           100,000        96,356
Bear Stearns Companies, Inc.                      5,000        99,375
Federal Home Loan Mortgage Corp.                  9,800       678,650
Federal National Mortgage Association             3,500       367,063
Money Store, Inc.                                 1,600        64,000
United Cos. Financial Corp.                         820        23,165
                                                             ----------
                                                            1,328,609
                                                             ----------

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Insurance 3.1%
Ace Ltd.                                          9,200    $   312,800
Ambac, Inc.                                       3,400       143,225
American Re Corp.*                                6,100       233,325
Equitable Companies, Inc.                         6,400       136,000
Mid Ocean Ltd.*                                   8,900       314,838
Mutual Risk Management Ltd.                       3,400       125,375
NAC Re Corp.                                      4,100       144,013
National Re Corp.                                 3,700       124,412
Progressive Corp. Ohio                            1,000        41,500
Safeco Corp.                                      4,400       282,425
                                                             ----------
                                                            1,857,913
                                                             ----------
Total Finance                                               4,926,483
                                                             ----------
Science & Technology 18.9%
Aerospace 2.1%
Boeing Co.                                       10,500       689,062
Honeywell, Inc.                                   1,700        71,400
Raytheon Co.                                      7,000       305,375
Sequa Corp. Cl. A                                 8,000       206,000
                                                             ----------
                                                            1,271,837
                                                             ----------
Computer Software & Service 5.6%
Cheyenne Software, Inc.*                          9,800       204,575
Cisco Systems, Inc.*                              3,300       255,750
Computervision Corp.                             68,600       806,050
Cooper & Chyan Technology, Inc.*                    500         5,500
Datastream Systems, Inc.*                         6,000       133,500
ESS Technology, Inc.*                             4,100       123,000
General Motors Corp. Cl. E                        3,400       160,225
Hyperion Software Corp.                           3,100       152,675
Intersolv, Inc.                                  12,900       203,175
Mattson Technologies, Inc.                        4,000        88,000
Microsoft Corp.                                   2,600       260,000
On Technologies Corp.*                            6,800        81,600
Parametric Technology Corp.                       1,000        67,000
SAP AG ADR++                                      7,300       372,300
Softkey Software Products, Inc.                   6,200       195,300
Teltrend, Inc.*                                     500        14,938
3Com Corp.*                                       1,400        65,800
Western Digital Corp.*                            8,800       136,400
Wonderware Corp.                                    500        15,875
                                                             ----------
                                                            3,341,663
                                                             ----------
Electronic Components 2.6%
AMP, Inc.                                         8,200       321,850
BBC Brown Boveri AG*                                165       191,408
Cyrix Corp.*                                      3,700       118,400
Intel Corp.*                                      2,400       167,700
Kyocera Corp.*                                    3,000       245,760
Thomas & Betts Corp.                              1,900       122,787
Trident Microsystems, Inc.*                       6,200       187,550

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Electronic Components (cont'd)
US Order, Inc.*                                   7,100    $   106,500
VLSI Technology, Inc.*                            3,900         91,650
                                                             ----------
                                                             1,553,605
                                                             ----------
Electronic Equipment 4.8%
Applied Materials, Inc.*                          1,200         60,150
Electroglas, Inc.*                                2,400        168,600
L.M. Ericsson Telephone Co. Cl. B ADR*           10,230        218,506
L.M. Ericsson Telephone Co. Cl. B                21,920        465,428
General Motors Corp. Cl. H                        3,600        151,200
Itron, Inc.*                                      4,300        124,700
Motorola, Inc.                                    1,700        111,563
Nokia Corp.*                                      7,800        446,228
Perkin-Elmer Corp.                               15,300        537,413
Tekelec, Inc.*                                    6,900        100,050
Tektronix, Inc.                                   2,600        154,050
Tencor Instruments, Inc.*                         3,800        161,975
Tokyo Electronics Ltd.*                           5,000        217,019
                                                             ----------
                                                             2,916,882
                                                             ----------
Office Equipment 3.8%
Broadway & Seymour, Inc.*                         5,500         89,375
Diebold, Inc.                                       700         37,100
Digital Equipment Corp.*                          3,000        162,375
FileNet Corp.*                                    4,600        208,725
Fujitsu Ltd.*                                    40,000        477,052
Hewlett-Packard Co.                               2,700        250,088
International Business Machines Corp.             4,000        389,000
SCI Systems, Inc.*                                4,700        165,087
Sequent Computer Systems, Inc.*                   5,000         86,875
Xerox Corp.                                       3,300        428,175
                                                             ----------
                                                             2,293,852
                                                             ----------
Total Science & Technology                                  11,377,839
                                                             ----------
Utility 3.7%
Natural Gas 1.4%
Coastal Corp.                                     9,000        291,375
ENSERCH Corp.                                    18,700        271,150
Tenneco, Inc.                                     2,600        114,075
TransTexas Gas Corp.*                            10,700        171,200
                                                             ----------
                                                               847,800
                                                             ----------
Telephone 2.3%
AT&T Corp.                                        3,900        249,600
AirTouch Communications, Inc.*                    9,000        256,500
Allen Group                                       3,700         90,650
Korea Mobile Telecom GDR*                         5,200        191,100
Southern New England Telecom Corp.                3,900        140,888
Sprint Corp.*                                     3,800        138,700

----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
----------------------------------------------------------------------
Telephone (cont'd)
Telecom Italia Mobile SPA*                      195,000    $   216,530
Tel-Save Holdings, Inc.*                          6,000         83,250
                                                             ----------
                                                             1,367,218
                                                             ----------
Total Utility                                                2,215,018
                                                             ----------
Total Equity Securities (Cost $40,071,390)                  45,736,107
                                                             ----------

--------------------------------------------------------------------------------
                                  Principal     Maturity
                                   Amount         Date
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 20.8%
U.S. Treasury 4.0%
U.S. Treasury Bond, 12.00%        $250,000    8/15/2013       375,040
U.S. Treasury Bond, 8.125%         275,000    8/15/2021       332,577
U.S. Treasury Bond, 6.25%          225,000    8/15/2023       219,901
U.S. Treasury Note, 8.50%          200,000    5/15/1997       208,374
U.S. Treasury Note, 6.75%          375,000    5/31/1999       386,719
U.S. Treasury Note, 7.125%         100,000    9/30/1999       104,609
U.S. Treasury Note, 6.875%          75,000    3/31/2000        78,070
U.S. Treasury Note, 7.50%          175,000   11/15/2001       189,247
U.S. Treasury Note, 6.375%         150,000    8/15/2002       153,867
U.S. Treasury Note, 6.25%          350,000    2/15/2003       356,181
                                                           ----------
                                                            2,404,585
                                                           ----------

U.S. Agency Mortgage 3.0%
Federal Home Loan Mortgage
 Corp. Gold, 6.50%                 131,657    7/01/2008       130,670
Federal Home Loan Mortgage
 Corp. Series 1547-PJ PAC, 6.50%    50,000    3/25/2023        49,328
Federal Home Loan Mortgage
 Corp. Gold, 7.00%                 170,274    6/01/2024       168,943
Federal Home Loan Mortgage
 Corp. Gold, 7.00%                 193,740   12/01/2024       192,225
Federal Home Loan Mortgage
 Corp. Gold, 7.50%                 167,901    1/01/2025       169,737
Federal Home Loan Mortgage
 Corp. Gold, 8.00%+                100,000   11/13/2025       101,063
Government National Mortgage
 Association, 8.00%                127,088    8/15/2008       130,742
Government National Mortgage
 Association, 8.00%                271,936   10/15/2017       284,598
Government National Mortgage
 Association, 8.00%                 49,000   11/15/2017        50,409
Government National Mortgage
 Association, 6.50%                242,950    7/15/2024       236,269
Government National Mortgage
 Association, 7.00%                141,552    1/15/2025       140,579

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------
-----------------------------------------------------------------------
                                  Principal   Maturity         Value
                                   Amount       Date          (Note 1)
-----------------------------------------------------------------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage
 Association, 7.00%               $ 25,226    9/15/2025    $   25,053
Government National Mortgage
 Association, 7.00%                 25,000   10/15/2025        24,828
Government National Mortgage
 Association, 6.00%+                50,000   12/21/2025        50,047
Government National Mortgage
 Association, 5.50%+                50,000   12/21/2025        49,484
                                                           ----------
                                                            1,803,975
                                                           ----------
Canadian-Yankee 0.5%
British Columbia Hydroelectric
 Authority Series FH, 15.50%        50,000    7/15/2011        56,356
Carter Holt Harvey Deb., 9.50%      75,000   12/01/2024        94,121
Hydro-Quebec Deb. Series HS, 9.40%  75,000    2/01/2021        89,795
Laidlaw Inc., Deb., 8.75%           50,000    4/15/2025        56,893
                                                           ----------
                                                              297,165
                                                           ----------
Trust Certificates 0.3%
Cooperative Utility Trust
 Certificates, 10.70%               75,000    9/15/2007        84,381
Deseret Generation Cooperative
 Trust Certificates, 10.11%         75,000   12/15/2017        83,689
                                                           ----------
                                                              168,070
                                                           ----------
Foreign Government 6.1%
                         Australian Dollar
Government of Australia, 7.50%   1,375,000    7/15/2005       960,479
                           Canadian Dollar
Government of Canada, 9.75%        100,000   12/01/2001        83,637
Government of Canada, 7.50%        100,000   12/01/2003        74,719
                              Danish Krone
Kingdom of Denmark, 8.00%        4,050,000    3/15/2006       745,662
                              French Franc
Government of France, 7.75%        950,000    4/12/2000       203,129
Government of France, 7.50%        500,000    4/25/2005       103,710
                             Deutsche Mark
Republic of Germany, 6.625%        950,000    7/09/2003       685,841
                              Italian Lira
Republic of Italy, 8.50%       245,000,000    4/01/1999       143,034
Republic of Italy, 10.00%      275,000,000    8/01/2003       160,152
                            Spanish Peseta
Government of Spain, 11.30%     37,500,000    8/30/2003       308,836
United Kingdom Treasury      British Pound
 Stock, 8.00%                      125,000    6/10/2003       199,666
                                                           ----------
                                                            3,668,865
                                                           ----------

-----------------------------------------------------------------------
                                  Principal    Maturity        Value
                                   Amount        Date        (Note 1)
-----------------------------------------------------------------------
Finance/Mortgage 1.4%
ASFS Corp. Series 94-C2
 SR A-1, 8.00%                $     40,208    8/25/2010    $   41,088
American General Finance
 Corp. Notes, 8.00%                 75,000    2/15/2000        79,519
Beneficial Corp. Mortgage
 Note, 8.17%                        75,000   11/09/1999        79,792
Discover Credit Card
 Trust Series 1993-A, 6.25%         75,000    8/15/2000        75,328
First Chicago Credit Trust
 Series 91-D, 8.40%                 50,000    6/15/1998        50,625
Ford Credit Auto Loan Master
 Trust Series 95-1, 6.50%          125,000    8/15/2002       126,250
General Electric Capital
 Corp. Note, 7.625%                100,000    7/24/1996       101,280
General Motors Acceptance
 Corp. Note, 7.85%                 100,000   11/17/1997       103,284
General Motors Acceptance
 Corp. Deb., 8.625%                 75,000    6/15/1999        80,491
Household Affinity Master
 Trust Series 94-1A, 6.275%         50,000    5/15/2001        49,906
Standard Credit Card Master
 Trust Series 93-3A, 5.50%          75,000    1/07/1999        73,757
Tandy Master Trust
 Series 1991-A, 8.25%                9,675    4/15/1999         9,700
                                                           ----------
                                                              871,020
                                                           ----------
Corporate 5.5%
Anacomp Inc. Sr. Sub.
 Note, 15.00% [ ]                  100,000   11/01/2000        73,000
Chevron Corp. Profit Sharing
 Note, 8.11%                        75,000   12/01/2004        81,546
Columbia/HCA Healthcare
 Corp. Note, 6.87%                  50,000    9/15/2003        50,186
Crown Packaging, Inc. Sr.
 Note Series B, 10.75%             175,000   11/01/2000       167,125
Finlay Enterprises, Inc.
 Sr. Disc. Deb., 0.00% to
 4/30/98, 12.00% from 5/1/98
 to maturity                        40,000    5/01/2005        27,600
Grand Union Co. Sr. Sub.
 Notes, 12.25% [ ]                 175,000    7/15/2002       168,875
Haynes International Inc.
 Sr. Sec. Notes, 11.25%            200,000    6/15/1998       193,600
Horsehead Industries, Inc.
 Sub. Note, 14.00%                 250,000    6/01/1999       255,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-----------------------------------------------------------------------
                                  Principal    Maturity         Value
                                   Amount        Date         (Note 1)
-----------------------------------------------------------------------
Corporate (cont'd)
K & F Industries, Inc. Sr.
 Sub. Deb., 13.75%              $  250,000    8/01/2001    $   259,375
K & F Industries, Inc. Sr.
 Sec. Notes, 11.875%                30,000   12/01/2003         31,800
Loews Corp. Sr. Notes, 7.00%        50,000   10/15/2023         46,673
Magna International Inc.
 Cv. Sub. Deb., 5.00%               83,000   10/12/2002         84,660
Marcus Cable Capital Co.
 Sr. Disc. Note, 0.00% to
 7/31/99, 13.50% from
 8/1/99 to maturity                250,000    8/01/2004        173,438
Mobile Telecommunications
 Tech. Sr. Notes, 13.50%            85,000    2/15/2000         96,687
Motels of America, Inc.
 Sr. Sub. Notes, 12.00%            175,000    4/15/2004        175,438
Presidio Oil Co. Sr.
 Sec. Notes Series B, 11.50%       200,000    9/15/2000        195,000
Ralphs Grocery Co.
 Sr. Note, 10.45%                  330,000    6/15/2004        330,825
Thermoscan, Inc. Floating
 Rate Sr. Sub. Note, 11.50%        165,000    8/15/2001        170,156
United Meridian Corp. Sr.
 Sub. Note, 10.375%                130,000   10/15/2005        132,600
Sappi BVI Finance Ltd. Co.
 Note, 7.50%++                     585,000    8/12/2002        600,356
U.S.A. Mobile Communications,
 Inc. Sr. Notes, 9.50%              65,000    2/01/2004         61,750
                                                            ----------
                                                             3,375,690
                                                            ----------
Total Fixed Income Securities (Cost $12,215,718)            12,589,370
                                                            ----------

-----------------------------------------------------------------------
                                  Principal    Maturity         Value
                                   Amount        Date         (Note 1)
-----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 4.0%
American Express Credit
 Corp., 5.75%                   $  559,000    11/2/1995   $    559,000
Ford Motor Credit Co., 5.76%     1,842,000    11/6/1995      1,842,000
                                                            ----------
Total Short-Term Obligations (Cost $2,401,000)               2,401,000
                                                            ----------
Total Investments (Cost $54,688,108)--100.6%                60,726,477
Cash and Other Assets, Less Liabilities--(0.6)%              (362,476)
                                                            ----------
Net Assets--100.0%                                         $60,364,001
                                                            ==========

Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation
  of investments based on cost for Federal income tax purposes of $54,819,672 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                            $ 7,618,498
Aggregate gross unrealized depreciation for all
  investments in which there is an
  excess of tax cost over value                             (1,711,693)
                                                     ------------------
                                                           $ 5,906,805
                                                    ==================

--------------------------------------------------------------------------------
   ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

 * Nonincome-producing securities.

 + Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

++ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $1,037,780 and $1,110,167 (1.84% of net assets), respectively.

[ ]Security is in default.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                                      Unrealized
                                                                        Contract     Appreciation    Delivery
                                                    Total Value          Price     (Depreciation)      Date
 ---------------------------------------------    ----------------    ------------    -----------   ---------
Sell Australian dollars, buy U.S. dollars            413,223   AUD    .73840   AUD     $  (9,393)    11/16/95
Sell Australian dollars, buy U.S. dollars            112,014   AUD    .73790   AUD        (2,602)    11/16/95
Sell Australian dollars, buy U.S. dollars            516,000   AUD    .75600   AUD        (1,491)     1/24/96
Sell Canadian dollars, buy U.S. dollars              168,000   CAD    .73333   CAD        (2,181)    11/16/95
Sell Canadian dollars, buy U.S. dollars               12,813   CAD    .73551   CAD          (138)    11/16/95
Sell Danish krone, buy U.S. dollars                1,178,000   DKK    .17319   DKK       (11,608)    11/16/95
Sell Danish krone, buy U.S. dollars                1,441,000   DKK    .18299   DKK          (186)     1/24/96
Sell Danish krone, buy U.S. dollars                1,173,000   DKK    .18116   DKK        (2,298)     1/24/96
Sell Deutsche mark, buy U.S. dollars               1,393,700   DEM    .67476   DEM       (50,511)    11/16/95
Sell U.S. dollars, buy Deutsche mark                 486,800   DEM    .67916   DEM        15,501     11/16/95
Sell Deutsche mark, buy U.S. dollars                 840,000   DEM    .69832   DEM       (11,984)     1/05/96
Sell French francs, buy U.S. dollars               5,830,000   FRF    .20145   FRF       (16,466)     1/05/96
Sell U.S. dollars, buy French francs                 984,860   FRF    .20416   FRF           112      1/05/96
Sell French francs, buy U.S. dollars                 654,400   FRF    .20173   FRF        (1,603)     1/24/96
Sell French francs, buy U.S. dollars                 787,900   FRF    .20138   FRF        (2,209)     1/24/96
Sell Italian lira, buy U.S. dollars              234,000,000   ITL    .00061   ITL        (3,027)    11/16/95
Sell Italian lira, buy U.S. dollars              202,166,759   ITL    .00062   ITL        (1,859)    11/16/95
Sell Japanese yen, buy U.S. dollars               95,940,000   JPY    .01002   JPY        13,063      1/05/96
Sell Pound sterling, buy U.S. dollars                119,100   GBP   1.53300   GBP        (5,647)    11/16/95
Sell Spanish peseta, buy U.S. dollars             11,040,000   ESP    .00810   ESP          (908)    11/16/95
Sell Spanish peseta, buy U.S.dollars               1,125,000   ESP    .00785   ESP          (375)    11/16/95
Sell Spanish peseta, buy U.S. dollars             22,400,000   ESP    .00789   ESP        (6,536)    11/16/95
                                                                                        ---------
                                                                                       $(102,346)
                                                                                        =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1995

Assets
Investments, at value (Cost $54,688,108) (Note 1)       $60,726,477
Cash                                                            405
Receivable for securities sold                            1,950,917
Interest and dividends receivable                           302,961
Receivable from Distributor (Note 3)                         32,791
Receivable for open forward contracts                        28,676
Receivable for fund shares sold                               1,218
Deferred organization costs and other assets (Note 1)        43,787
                                                          ----------
                                                         63,087,232
Liabilities
Payable for securities purchased                          2,484,461
Payable for open forward contracts                          131,022
Accrued management fee (Note 2)                              38,846
Accrued transfer agent and shareholder services
  (Note 2)                                                   12,510
Accrued distribution fee (Note 5)                             8,495
Accrued trustees' fees (Note 2)                               4,126
Payable for fund shares redeemed                              1,495
Other accrued expenses                                       42,276
                                                          ----------
                                                          2,723,231
                                                          ----------
Net Assets                                              $60,364,001
                                                          ==========
Net Assets consist of:
 Undistributed net investment income                    $   464,967
 Unrealized appreciation of investments                   6,038,369
 Unrealized depreciation of forward contracts and
   foreign currency                                        (104,271)
 Accumulated net realized gain                            1,190,810
 Shares of beneficial interest                           52,774,126
                                                          ----------
                                                        $60,364,001
                                                          ==========
Net Asset Value and redemption price per share of
  Class A shares ($39,555,477 / 3,619,245 shares of
  beneficial interest)                                        $10.93
                                                          ==========
Maximum Offering Price per share of Class A shares
  ($10.93 / .955)                                             $11.45
                                                          ==========
Net Asset Value, offering price and redemption price
  per share of Class C shares ($20,808,524 /
  1,902,293 shares of beneficial interest)                    $10.94
                                                          ==========
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 1995


Investment Income
Interest, net of foreign taxes of $4,498                $1,206,837
Dividends, net of foreign taxes of $13,183                 618,228
                                                          ---------
                                                         1,825,065
                                                          ---------
Expenses
Management fee (Note 2)                                    414,353
Custodian fee                                              211,434
Distribution fee--Class A (Note 5)                          98,009
Audit fee                                                   32,490
Transfer agent and shareholder services (Note 2)            19,152
Reports to shareholders                                     16,585
Trustees' fees (Note 2)                                     14,219
Amortization of organization costs (Note 1)                  7,482
Legal fees                                                     742
Registration fees                                            4,255
Miscellaneous                                                6,579
                                                          ---------
                                                           825,300
Expenses borne by the Distributor (Note 3)                (119,174)
                                                          ---------
                                                           706,126
                                                          ---------
Net investment income                                    1,118,939
                                                          ---------
Realized and Unrealized Gain
  (Loss) on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Note 1 and 4)          1,620,123
Net realized gain on forward contracts and foreign
  currency (Note 1)                                        257,026
                                                          ---------
 Total net realized gain                                 1,877,149
                                                          ---------
Net unrealized appreciation of investments               4,740,960
Net unrealized depreciation of forward contracts and
  foreign currency                                         (43,664)
                                                          ---------
 Total net unrealized appreciation                       4,697,296
                                                          ---------
Net gain on investments, foreign currency and
  forward contracts                                      6,574,445
                                                          ---------
Net increase in net assets resulting from operations    $7,693,384
                                                          =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                           May 16, 1994
                                       Year ended        (Commencement of
                                       October 31,        Operations) to
                                          1995           October 31, 1994
--------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                  $ 1,118,939         $   466,725
Net realized gain (loss) on
  investments, foreign currency
  and forward contracts                  1,877,149            (492,265)
Net unrealized appreciation of
  investments, foreign currency
  and forward contracts                  4,697,296           1,236,802
                                        -------------    -----------------
Net increase resulting from
  operations                             7,693,384           1,211,262
                                        -------------    -----------------
Dividends from net investment
  income:
 Class A                                  (853,158)           (209,424)
 Class C                                  (262,218)               (513)
                                        -------------    -----------------
                                        (1,115,376)           (209,937)
                                        -------------    -----------------
Net increase from fund share
  transactions (Note 6)                  2,684,658          50,100,010
                                        -------------    -----------------
Total increase in net assets             9,262,666          51,101,335
Net Assets
Beginning of year                       51,101,335              --
                                        -------------    -----------------
End of year (including
  undistributed net investment
  income of $464,967, and
  $198,630, respectively)              $60,364,001         $51,101,335
                                        =============    =================
* Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                             $ 1,314,496         $  (356,785)
                                        =============    =================

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995


Note 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life
Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $414,353.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $12,176.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,219 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $119,174.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $68,892,104 and $65,158,426 (including $14,122,358 and $13,764,530 of U.S.
Government securities), respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $98,009 for Class A shares.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Notes (cont'd)
--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, Metropolitan owned 3,619,222 Class A shares and 1,625,110 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                            May 16, 1994
                                                                          (Commencement of
                                                Year ended                 Operations) to
                                             October 31, 1995             October 31, 1994
                                         --------------------------   ------------------------
Class A                                   Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------
Shares sold                                     21    $        191   5,235,603    $50,000,010
Shares repurchased                      (1,616,379)    (15,000,000)         --             --
                                          --------      ----------      ------      ----------
Net increase (decrease)                 (1,616,358)   $(14,999,809)  5,235,603    $50,000,010
                                          ========      ==========      ======      ==========
Class C                                   Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------
Shares sold                              1,924,849    $ 18,026,952      10,471    $   100,000
Issued upon reinvestment of
  dividends                                  3,000          31,088          --             --
Shares repurchased                         (36,027)       (373,573)         --             --
                                          --------      ----------      ------      ----------
Net increase                             1,891,822    $ 17,684,467      10,471    $   100,000
                                          ========      ==========      ======      ==========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share outstanding throughout each year.

                                                                Class A                                     Class C
                                                -----------------------------------------    --------------------------------------
                                                                         May 16, 1994                               May 16, 1994
                                                                       (Commencement of         Year ended        (Commencement of
                                                    Year ended          Operations) to         October 31,         Operations) to
                                                October 31, 1995**     October 31, 1994           1995**          October 31, 1994
 -------------------------------------------   -------------------     ------------------    -----------------    ----------------
Net asset value, beginning of year                   $9.74                  $  9.55              $  9.74               $ 9.55
Net investment income*                               .20                        .09                  .22                  .10
Net realized and unrealized gain on
  investments, foreign  currency and forward
  contracts                                          1.19                       .14                 1.20                  .14
Dividends from net investment income                 (.20)                     (.04)                (.22)                (.05)
                                                  -----------------    -----------------       ---------------    ----------------
Net asset value, end of year                         $10.93                 $  9.74              $ 10.94               $ 9.74
                                                  =================    =================       ===============    ================
Total return                                           14.49%+                 2.41%+++            14.85%+               2.50%+++

Net assets at end of year (000s)                     $39,555                $50,999              $20,809               $  102
Ratio of operating expenses to average net
  assets*                                               1.35%                  1.35%++              1.10%                1.10%++
Ratio of net investment income to average
  net assets*                                           1.98%                  2.01%++              2.13%                2.26%++
Portfolio turnover rate                               127.44%                 37.75%              127.44%               37.75%

*Reflects voluntary assumption of fees or
  expenses per share in each year (Note 3)           $   .02                $   .01              $   .02               $  .01

--------------------------------------------------------------------------------
 ++Annualized

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 **Per-share figures have been calculated using the average shares method.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Aggressive

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Aggressive (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

As of October 31, 1995, State Street Research Strategic Portfolios:
Aggressive held 76% of its assets in equities, 21% in fixed-income securities and 3% in cash.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities demonstrated improved performance after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period, hurting overall performance somewhat. International equities and small-cap growth stocks both represented small portions of the Fund, however.

Bonds

Overall, the Fund's fixed-income holdings performed well. The largest position was in high-grade bonds, which gave strong performance. High-yield and international bonds performed below expectations, but weren't heavily weighted in the portfolio.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment In Strategic Portfolios: Aggressive,
The S&P 500 And The Lehman Brothers
Government/Corporate Bond Index

Class A Shares

  Average Annual Total Return
   1 Year          Life of Fund
 +9.34%/+9.13%     +8.04%/+7.82%

             Strategic   S&P    Lehman Brothers
            Portfolios:  500      Govt./Corp
            Aggressive  Index       Index
 5/16/94       9550     10000       10000
10/31/94       9780     10549       10006
10/31/95      11198     13334       11622

Class C Shares

   Average Annual Total Return
   1 Year          Life of Fund
 +14.85%/+14.62%     +11.80%/+11.57%

             Strategic   S&P    Lehman Brothers
            Portfolios:  500      Govt./Corp
            Aggressive  Index       Index
 5/16/94       10000    10000       10000
10/31/94       10250    10549       10006
10/31/95       11772    13334       11622

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE


--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
October 31, 1995

-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
EQUITY SECURITIES 51.0%
Basic Industries 9.1%
Chemical 3.2%
Atlantic Richfield Co.                       6,200     $   138,725
Cambrex Corp.                                  800         30,500
Ciba-Geigy AG ADR*                           2,900        125,570
Cytec Industries, Inc.                       3,500        191,625
FMC Corp.*                                   2,000        143,250
L'Air Liquide*                                 500         83,843
Mallinckrodt Group, Inc.                       700         24,325
Monsanto Co.                                 1,500        157,125
Potash Corp. of Saskatchewan Inc.            1,500        104,437
Rohm & Haas Co.                              4,900        270,725
                                                        ----------
                                                        1,270,125
                                                        ----------
Diversified 1.0%
Cardo AB*                                   10,100        156,658
Johnson Controls, Inc.                       1,300         75,725
Mark IV Industries, Inc.                     3,545         69,127
Nippon Electric Glass Co. Ltd.*              4,000         73,904
U.S. Industries, Inc.*                         125          1,875
                                                        ----------
                                                          377,289
                                                        ----------
Electrical Equipment 0.5%
General Electric Co.                         1,900        120,175
Philips Electronic NV                        2,400         92,700
                                                        ----------
                                                          212,875
                                                        ----------
Forest Product 0.6%
Aracruz Celulose ADR                         8,500         76,500
Champion International Corp.                 1,800         96,300
Crown Vantage, Inc.*                           110          2,186
Nippon Paper Industries Co.*                10,000         68,723
                                                        ----------
                                                          243,709
                                                        ----------
Machinery 2.1%
Cincinnati Milacron, Inc.                    4,100        105,575
Elsag Bailey Process Automation NV*          3,100         84,475
Fluor Corp.                                  1,400         79,100
Harnischfeger Industries, Inc.                 500         15,750
Kajima Corp.*                                7,000         64,597
Linde AG*                                      255        156,703
Millipore Corp.                              1,800         63,675
Minebea Co. Ltd.*                           10,000         81,138
Pall Corp.                                   3,800         92,625
Sundstrand Corp.                             1,500         91,875
Terex Corp. Rts.                               150             45
                                                        ----------
                                                          835,558
                                                        ----------

-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Metal & Mining 1.7%
Alumax, Inc.*                                4,100     $  120,950
Bohler Uddeholm*                             1,400         98,692
Cyprus Amax Minerals Co.                     2,900         75,763
RTZ Corp. PLC*                               8,500        117,723
Reynolds Metals Co.                          1,900         95,712
SGL Carbon AG*                               2,600        170,489
                                                        ----------
                                                          679,329
                                                        ----------
Total Basic Industries                                  3,618,885
                                                        ----------
Consumer Cyclical 8.5%
Airline 0.1%
Midwest Express Holdings, Inc.*                800         20,100
                                                        ----------

Automotive 2.1%
Cooper Tire & Rubber Co.                     1,700         39,313
Douglas & Lomason Co.                        1,100         12,100
Exide Corp.                                  4,100        179,887
Federal-Mogul Corp.                          7,100        126,913
Ford Motor Co.                               3,800        109,250
Lear Seating Corp.*                         10,600        294,150
Michelin Cl. B*                              1,500         60,581
                                                        ----------
                                                          822,194
                                                        ----------
Building 0.5%
Fleetwood Enterprises, Inc.                  2,300         47,150
Lafarge Corp.                                2,700         47,250
Owens-Corning Fiberglas Corp.*               2,300         97,463
                                                        ----------
                                                          191,863
                                                        ----------
Hotel & Restaurant 0.9%
Au Bon Pain Co., Inc.*                       1,100          8,388
Circus Circus Enterprises, Inc.*             2,500         66,562
Darden Restaurants, Inc.*                    2,700         30,713
Harrah's Entertainment, Inc.*                4,350        107,662
Main Street and Main, Inc.*                  2,400          9,000
Mirage Resorts, Inc.*                        2,300         75,325
Motels of America, Inc.*++                      75          5,625
Outback Steakhouse, Inc.*                      700         21,963
Primadonna Resorts, Inc.*                      900         14,062
Station Casinos, Inc.*                       2,500         32,500
Studio Plus Hotels, Inc.*                      300          5,850
                                                        ----------
                                                          377,650
                                                        ----------
Recreation 1.5%
Argyle Television, Inc. Series A*              800         13,600
Boomtown, Inc. Wts.*                            85             34
Capital Cities/ABC, Inc.                       400         47,450
Comcast Corp. Cl. A                          2,400         42,600
Comcast Corp. Cl. A Special                  1,000         17,875
Walt Disney Co.                              1,800        103,725


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Recreation (cont'd)
Emmis Broadcasting Corp. Cl. A *               500    $    13,250
Gaylord Entertainment Co. Cl. A              1,260         32,445
Infinity Broadcasting Corp. Cl. A*           1,900         61,750
Mattel Inc.                                  2,550         73,312
Renaissance Communications Corp.*            1,650         36,919
Sodak Gaming, Inc.*                            300          5,475
Time Warner, Inc.                            1,700         62,050
Time Warner Financing Trust                  2,000         64,000
Viacom, Inc. Cl. B*                            700         35,000
                                                        ----------
                                                          609,485
                                                        ----------
Retail Trade 3.1%
Department 56, Inc.*                         1,000         45,375
Federated Department Stores, Inc.*           8,600        218,225
Grand Union Co.*                             1,326         14,255
Gymboree Corp.*                              1,900         42,987
Home Depot, Inc.                             3,300        122,925
Intimate Brands, Inc. Cl. A*                   700         11,725
May Department Stores Co.                    1,400         54,950
Office Depot, Inc.*                          2,500         71,563
J.C. Penney, Inc.                            1,000         42,125
Tandy Corp.                                  2,700        133,312
Toys 'R Us, Inc.*                            3,300         72,188
Viking Office Products, Inc.*                  900         40,050
Vons Cos., Inc.*                               300          7,612
Wal-Mart Stores, Inc.                        6,000        129,750
Woolworth Corp.                             15,400        225,225
                                                        ----------
                                                        1,232,267
                                                        ----------
Textile & Apparel 0.3%
Authentic Fitness Corp.                      2,200         45,100
Norton McNaughton, Inc.*                     1,500         29,625
Warnaco Group, Inc. Cl. A                    1,700         39,525
                                                        ----------
                                                          114,250
                                                        ----------
Total Consumer Cyclical                                 3,367,809
                                                        ----------
Consumer Staple 8.6%
Business Service 1.3%
ADT Ltd.*                                   11,000        154,000
American Oncology Resources, Inc.*             200          6,950
Computer Horizons Corp.*                     1,100         28,600
Eltron International Inc.*                     800         26,000
First Data Corp.                             2,000        132,250
Global DirectMail Corp.*                     2,200         59,950
Integrated System, Inc.*                       600         21,000
Personnel Group of America, Inc.*            2,600         33,800
Premenos Technologies, Corp.*                  800         31,400
Syncronys Softcorp*                            700          5,600
                                                        ----------
                                                          499,550
                                                        ----------
-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Container 0.1%
Owens-Illinois Inc.                          2,400     $    30,300
                                                        ----------
Drug 1.4%
Arris Pharmaceutical Corp.*                  2,000         23,500
Cyto Therapeutics, Inc.*                     1,600         16,400
Eli Lilly & Co.                                730         70,536
Merck & Company, Inc.                        4,300        247,250
Pfizer, Inc.                                 2,800        160,650
Schering AG*                                   400         27,906
                                                        ----------
                                                          546,242
                                                        ----------
Food & Beverage 2.5%
Anheuser-Busch, Inc.                         1,900        125,400
Arnotts Ltd. Ord.*                          20,000        134,065
Campbell Soup Co.                            1,800         94,275
Coca-Cola Co.                                1,200         86,250
Coca-Cola Enterprises, Inc.                  7,000        186,375
LVMH Moet Hennessy Louis Vuitton ADR*          600        119,384
PepsiCo., Inc.                               1,900        100,225
Whitman Corp.                                7,200        153,000
                                                        ----------
                                                          998,974
                                                        ----------
Hospital Supply 2.1%
Abbott Laboratories                          3,900        155,025
American Homepatient, Inc.*                  1,700         41,225
American Medical Response, Inc.*               900         25,988
Columbia/HCA Healthcare Corp.*                 700         34,387
Community Care of America, Inc.*             3,000         40,500
Community Health Systems, Inc.*              1,500         47,625
Healthcare Compare Corp.*                      100          3,700
I Stat Corp.*                                  800         24,800
Johnson & Johnson                            1,200         97,800
Lincare Holdings, Inc.*                      1,700         42,288
Maxicare Health Plans, Inc.*                 1,500         26,062
Medtronic, Inc.                              1,000         57,750
Multicare Companies, Inc.*                     300          5,625
Orthologic Corp.*                            1,700         16,362
Roche Holding AG*                               10         72,668
Rotech Medical Corp.*                        1,600         36,400
United Healthcare Corp.                      2,200        116,875
                                                        ----------
                                                          845,080
                                                        ----------
Personal Care 0.5%
Procter & Gamble Co.                         2,300        186,300
U.S.A. Detergents, Inc.*                       500         12,750
                                                        ----------
                                                          199,050
                                                        ----------
Printing & Publishing 0.2%
American Greeting Cl. A                      3,100         97,650
                                                        ----------
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------
-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Tobacco 0.5%
Philip Morris Cos., Inc.                     2,400     $   202,800
                                                        ----------
Total Consumer Staple                                   3,419,646
                                                        ----------
Energy 4.0%
Oil 3.4%
Abacan Resource Corp.*                       6,500         16,010
Amerada Hess Corp.                           1,200         54,150
Ashland, Inc.                                1,000         31,625
Tom Brown, Inc.*                               400          4,450
Exxon Corp.                                  1,600        122,200
Global Natural Resources, Inc.*              2,000         20,000
Imperial Oil Ltd.                            2,700         98,550
Louisiana Land & Exploration Co.             5,500        194,563
Lyondell Petrochemical Co.                     500          4,275
Nuevo Energy Co.*                            1,500         33,187
Phillips Petroleum Co.                       2,700         87,075
Plains Resources, Inc.*                      2,200         14,987
Ranger Oil Ltd.*                             3,000         17,250
Repsol S.A.*                                 3,500        104,523
Swift Energy Co.*                            5,400         47,925
Tosco Corp.                                  4,200        144,900
Total S.A. Cl. B*                            2,049        126,625
Total S.A. ADR                               2,057         63,510
Ultramar Corp.                                 300          7,312
Union Pacific Resources Group, Inc.*         2,900         65,975
Woodside Petroleum Ltd. ADR*                25,000        119,782
                                                        ----------
                                                        1,378,874
                                                        ----------
Oil Service 0.6%
Coflexip*                                    3,022         85,591
Landmark Graphics Corp.*                     1,800         39,150
Schlumberger Ltd.                            1,800        112,050
                                                        ----------
                                                          236,791
                                                        ----------
Total Energy                                            1,615,665
                                                        ----------
Finance 6.4%
Bank 2.5%
Banco Industrial Colombiano S.A. ADR        13,500        183,938
Bank of New York Co., Inc.                     900         37,800
BankAmerica Corp.                            2,100        120,750
Chase Manhattan Corp.                        2,100        119,700
Citicorp                                     3,600        233,550
Mellon Bank Corp.                              700         35,087
Sparbanken Sverige AB*++                    12,500        131,765
West One Bancorp                             2,900        123,250
                                                        ----------
                                                          985,840
                                                        ----------

-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Financial Service 1.6%
Amoy Properties Ltd.*                       39,000     $    37,579
Bear Stearns Cos., Inc.                      2,600         51,675
Federal Home Loan Mortgage Corp.             4,800        332,400
Federal National Mortgage Association        1,800        188,775
Money Store, Inc.                              550         22,000
United Companies Financial Corp.                80          2,260
                                                        ----------
                                                          634,689
                                                        ----------
Insurance 2.3%
Ace Ltd.                                     4,800        163,200
Ambac, Inc.                                  1,800         75,825
American Re Corp.*                           4,900        187,425
Equitable Companies, Inc.                    3,200         68,000
Mid Ocean Ltd.*                              4,600        162,725
Mutual Risk Management Ltd.                    600         22,125
NAC Re Corp.                                   900         31,613
National Re Corp.                              800         26,900
Progressive Corp.                              500         20,750
SAFECO Corp.                                 2,400        154,050
                                                        ----------
                                                          912,613
                                                        ----------
Total Finance                                           2,533,142
                                                        ----------
Science & Technology 11.8%
Aerospace 1.6%
Boeing Co.                                   5,800        380,625
Raytheon Co.                                 3,200        139,600
Sequa Corp. Cl. A*                           3,400         87,550
Honeywell, Inc.                                900         37,800
                                                        ----------
                                                          645,575
                                                        ----------
Computer Software & Service 3.2%
Cheyenne Software, Inc.*                     2,500         52,188
Cisco Systems, Inc.*                         1,600        124,000
Computervision Corp.                        26,800        314,900
Cooper & Chyan Technology, Inc.*               100          1,100
Datastream Systems, Inc.*                    1,500         33,375
ESS Technology, Inc.*                        1,110         33,000
General Motors Corp. Cl. E                   2,000         94,250
Hyperion Software Corp.*                     1,100         54,175
Intersolv, Inc.*                             3,200         50,400
Mattson Technologies, Inc.*                    600         13,200
Microsoft Corp.*                             1,300        130,000
OnTechnologies Corp.*                        2,200         26,400
Parametric Technology Corp.*                   500         33,500
SAP AG ADR*++                                3,200        163,200
Softkey International, Inc.*                 1,500         47,250
Teltrend, Inc.*                                100          2,987

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Computer Software & Service (cont'd)
3Com Corp.*                                    700    $     32,900
Western Digital Corp.*                       4,600         71,300
Wonderware Corp.*                              100          3,175
                                                        ----------
                                                        1,281,300
                                                        ----------
Electronic Components 1.5%
AMP, Inc.                                    4,100        160,925
BBC Brown Boveri AG*                            65         75,403
Cyrix Corp.*                                 1,000         32,000
Intel Corp.*                                 1,200         83,850
Kyocera Corp.*                               1,000         81,920
Thomas & Betts Corp.                         1,000         64,625
Trident Microsystems, Inc.*                  1,600         48,400
U.S. Order, Inc.*                            1,600         24,000
VLSI Technology, Inc.*                       2,000         47,000
                                                        ----------
                                                          618,123
                                                        ----------
Electronic Equipment 3.1%
Applied Materials, Inc.*                       600         30,075
Electroglas, Inc.*                             400         28,100
L.M. Ericsson Telephone Co. Cl. B ADR*       5,170        110,428
L.M. Ericsson Telephone Co. Cl. B*           8,769        186,192
General Motors Corp. Cl. H                   1,800         75,600
Itron, Inc.*                                 1,200         34,800
Motorola, Inc.                                 900         59,063
Nokia Corp. Cl. A*                           3,360        192,221
Perkin-Elmer Corp.                           7,600        266,950
Tekelec, Inc.*                               2,600         37,700
Tektronix, Inc.                              1,300         77,025
Tencor Instruments Inc.*                     1,100         46,887
Tokyo Electronics Ltd.*                      2,000         86,808
                                                        ----------
                                                        1,231,849
                                                        ----------
Office Equipment 2.4%
Broadway & Seymour, Inc.*                    1,200         19,500
Diebold, Inc.                                  300         15,900
Digital Equipment Corp.*                     1,500         81,188
FileNet Corp.*                               1,200         54,450
Fujitsu Ltd.*                               18,000        214,673
Hewlett Packard Co.                          1,400        129,675
International Business Machines Corp.        2,000        194,500
SCI Systems, Inc.*                           1,200         42,150
Sequent Computer Systems, Inc.*              1,200         20,850
Xerox Corp.                                  1,200        155,700
                                                        ----------
                                                          928,586
                                                        ----------
Total Science & Technology                              4,705,433
                                                        ----------

-------------------------------------------------------------------
                                                         Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Utility 2.6%
Natural Gas 1.1%
Coastal Corp.                                4,800    $    155,400
ENSERCH Corp.                                9,700        140,650
Tenneco, Inc.                                1,300         57,038
TransTexas Gas Corp.*                        5,600         89,600
                                                        ----------
                                                          442,688
                                                        ----------
Telephone 1.5%
AT&T Corp.                                   1,800        115,200
Airtouch Communications, Inc.*               3,800        108,300
Allen Group Inc.                               800         19,600
Korea Mobile Telecom GDR*                    2,300         84,525
Southern New England Telecom Corp.           2,100         75,863
Sprint Corp.*                                2,100         76,650
Telecom Italia Mobile SpA                   82,500         91,609
Tel-Save Holdings, Inc.*                     1,400         19,425
                                                        ----------
                                                          591,172
                                                        ----------
Total Utility                                           1,033,860
                                                        ----------
Total Equity Securities (Cost
  $17,984,595)                                         20,294,440
                                                        ----------

--------------------------------------------------------------------------------
                                        Principal       Maturity
                                         Amount           Date
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 44.2%
U.S. Treasury 16.4%
U.S. Treasury Bond, 12.00%              $550,000       8/15/2013       825,088
U.S. Treasury Bond, 8.125%               775,000       8/15/2021       937,262
U.S. Treasury Bond, 6.25%                575,000       8/15/2023       561,971
U.S. Treasury Note, 6.75%                750,000       5/31/1999       773,437
U.S. Treasury Note, 7.125%               700,000       9/30/1999       732,263
U.S. Treasury Note, 6.875%               650,000       3/31/2000       676,611
U.S. Treasury Note, 7.50%                825,000      11/15/2001       892,163
U.S. Treasury Note, 6.375%               225,000       8/15/2002       230,801
U.S. Treasury Note, 6.25%                575,000       2/15/2003       585,154
U.S. Treasury Note, 5.75%                325,000       8/15/2003       320,583
                                                                      ----------
                                                                     6,535,333
                                                                      ----------
U.S. Agency Mortgage 9.0%
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                            197,335       2/01/2009       195,855
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                            137,792       7/01/2009       136,759
Federal Home Loan Mortgage Corp.
  Gold, 7.50%+                           225,000       8/01/2022       227,391
Federal Home Loan Mortgage Corp.,
  29-H PAC, 6.50%                        100,000       3/25/2023        98,656

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                        Principal       Maturity      Value
                                         Amount           Date       (Note 1)
--------------------------------------------------------------------------------
U.S. Agency Mortgage (cont'd)
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           $ 74,326       8/01/2024     $   75,139
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                            352,976      12/01/2024        350,216
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                            164,165       1/01/2025        165,960
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                             68,938       6/01/2025         70,661
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                             97,409       7/01/2025         98,200
Federal National Mortgage
  Association FHA-VA, 7.00%              219,851      12/01/2007        231,457
Federal National Mortgage
  Association FHA-VA, 8.00%              259,252       4/01/2008        268,266
Government National Mortgage
  Association, 8.00%                     247,215      10/15/2017        258,726
Government National Mortgage
  Association, 8.00%                      73,500      11/15/2017         75,613
Government National Mortgage
  Association, 9.00%                     150,981       2/15/2022        158,766
Government National Mortgage
  Association, 6.50%                      96,259      12/15/2023         93,612
Government National Mortgage
  Association, 6.50%                     318,356       7/15/2024        309,602
Government National Mortgage
  Association, 7.00%                     212,328       1/15/2025        210,868
Government National Mortgage
  Association, 7.00%                     277,522       8/15/2025        275,612
Government National Mortgage
  Association, 7.00%                     175,000      10/15/2025        173,796
Government National Mortgage
  Association, 5.50%+                     50,000      12/21/2025         49,485
Government National Mortgage
  Association, 6.00%+                     75,000      12/21/2025         75,070
                                                                      ----------
                                                                      3,599,710
                                                                      ----------
Trust Certificates 0.4%
Cooperative Utility Trust
  Certificates, 10.70%                   125,000       9/15/2017        140,635
                                                                      ----------
Corporate 6.1%
Anacomp Inc. Sr. Sub. Note,
  15.00%                                 100,000      11/01/2000         73,000
Chevron Corp. Note, 8.11%                100,000      12/01/2004        108,728
Columbia/HCA Healthcare Corp.
  Master Trust Note, 6.87%               125,000       9/15/2003        125,465

--------------------------------------------------------------------------------
                                        Principal       Maturity      Value
                                         Amount           Date       (Note 1)
--------------------------------------------------------------------------------
Corporate (cont'd)
Crown Packaging, Inc. Sr. Notes
  Series B, 10.75%                      $ 75,000      11/01/2000     $    71,625
Finlay Enterprises Sr. Disc.
  Deb., 8.00% to 4/30/98, 12.00%
  from 5/1/98 to maturity                210,000       5/01/2005        144,900
Grand Union Co. Sr. Sub. Notes,
  12.00% |B(                              75,000       9/01/2004         72,375
Haynes International Inc. Sr.
  Sec. Notes, 11.25%                     100,000       6/15/1998         96,800
Horsehead Industries, Inc. Sub.
  Note, 14.00%                           150,000       6/01/1999        153,000
K & F Industries, Inc. Sr. Sub.
  Deb. 13.75%                             30,000       8/01/2001         31,125
K & F Industries, Inc. Sr. Sec.
  Notes, 11.875%                         175,000      12/01/2003        185,500
Loews Corp. Sr. Notes, 7.00%             100,000      10/15/2023         93,345
Magna International Inc., Cvt.
  Sub. Deb., 5.00%                        43,000      10/12/2002         43,860
Marcus Cable Capital Co. Sr.
  Disc. Note, 0.00% to
  7/31/99, 13.50% from 8/1/99 to
  maturity                               150,000       8/01/2004        104,063
Mobile Telecommunications, Inc.
  Sr. Sub. Disc. Note, 13.50%            165,000      12/15/2002        187,687
Motels of America, Inc. Sr. Sub.
  Notes, 12.00%                           75,000       4/15/2004         75,187
Presidio Oil Co. Sr. Sec. Notes
  Series B, 11.50%                       100,000       9/15/2000         97,500
Ralphs Grocery Co. Sr. Note,
  10.45%                                 170,000       6/15/2004        170,425
Sappi BVI Finance Ltd. Cvt. Note,
  7.50%++                                330,000       8/12/2002        338,663
Thermoscan, Inc. Floating Rate
  Sr. Sub. Note, 11.50%                   85,000       8/15/2001         87,656
U.S.A. Mobile Communications,
  Inc. Sr. Note, 9.50%                    35,000       2/01/2004         33,250
United Meridian Corp. Sr. Sub.
  Note, 10.375%                          120,000      10/15/2005        122,400
                                                                      ----------
                                                                      2,416,554
                                                                      ----------
Finance/Mortgage 6.2%
ASFS Corp. Series 94-C2, 8.00%            60,312       8/25/2010         61,631
Allmerica Financial Corp. Sr.
  Note, 7.625%                           150,000      10/15/2025        150,367
American General Finance Corp.
  Notes, 8.00%                           100,000       2/15/2000        106,026

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                        Principal       Maturity      Value
                                         Amount           Date       (Note 1)
--------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Beneficial Corp. Master Trust
  Note, 8.17%                     $    150,000         11/9/1999    $   159,585
Caterpillar Financial Services
  Co. Master Trust Note, 6.03%         150,000        11/16/1995        150,005
Countrywide MBS Inc. Series 94-2
  A-7 PAC, 6.50%                       150,000         4/25/2008        149,765
Discover Credit Card Trust Series
  1993-A, 6.25%                        125,000         8/16/2000        125,546
First Chicago Credit Card Trust
  Series 91-D, 8.40%                   100,000         6/15/1998        101,250
Ford Credit Auto Loan Master
  Trust Series 95-1, 6.50%             200,000         8/15/2000        202,000
General Electric Capital Corp.
  Master Trust Note, 7.625%            150,000         7/24/1996        151,920
General Motors Acceptance Corp.
  Note, 8.375%                         200,000         5/01/1997        206,522
General Motors Acceptance Corp.
  Master Trust Note, 7.85%              50,000        11/17/1997         51,642
Nations Bank Master Trust Series
  1995-I, 6.45%                        150,000         4/15/2003        151,875
Prudential Home Mortgage Series
  93-29 A-6 PAC, 6.75%                  84,632         8/25/2008         84,949
Prudential Home Mortgage Series
  93-57 A-1 PAC, 6.50%                 271,727        12/25/2023        271,049
Prudential Home Mortgage Series
  93-54 A-21 PAC, 5.50%                125,000         1/25/2024        121,054
Sears Credit Account Master Trust
  II 95-2, 8.10%                       100,000         1/15/2004        106,750
Standard Credit Card Master Trust
  Series 93-3A, 5.50%                  100,000         1/07/1999         98,342
                                                                      ----------
                                                                      2,450,278
                                                                      ----------
Canadian-Yankee 1.6%
British Columbia Hydroelectric
  Authority Series FH, 15.50%          130,000         7/15/2011        146,524
Carter Holt Harvey Deb., 9.50%          50,000        12/01/2024         62,748
Hydro-Quebec Deb. Series HS,
  9.40%                                150,000         2/01/2021        179,590
Laidlaw Inc. Deb., 8.75%                50,000         4/15/2025         56,893
Province of Quebec Global Notes,
  7.50%                                 75,000         7/15/2023         74,332
Talisman Energy Deb., 7.125%           125,000         6/01/2007        126,595
                                                                      ----------
                                                                        646,682
                                                                      ----------

--------------------------------------------------------------------------------
                                        Principal       Maturity      Value
                                         Amount           Date       (Note 1)
--------------------------------------------------------------------------------
                                    Australian
Foreign Government 4.5%                 Dollar
Government of Australia, 7.50%         550,000         7/15/2005    $   384,191
                                      Canadian
                                        Dollar
Government of Canada, 9.75%            100,000        12/01/2001         83,637
Government of Canada, 7.50%             50,000        12/01/2003         37,359
                                  Danish Krone
Kingdom of Denmark, 8.00%            2,100,000         3/15/2006        386,640
                                  French Franc
Government of France, 7.75%            400,000         4/12/2000         85,528
Government of France, 7.50%            200,000         4/25/2005         41,484
                                 Deutsche Mark
Republic of Germany, 6.625%            500,000         7/09/2003        360,969
                                  Italian Lira
Republic of Italy, 8.50%           130,000,000         4/01/1999         75,896
Republic of Italy, 10.00%          175,000,000         8/01/2003        101,915
                                       Spanish
                                        Peseta
Government of Spain, 10.90%         20,000,000         8/30/2003        164,713
                                 British Pound
United Kingdom Treasury Stock,
  8.00%                                 50,000         6/10/2003         79,867
                                                                      ----------
                                                                      1,802,199
                                                                      ----------
Total Fixed Income Securities (Cost $17,152,562)                     17,591,391
                                                                      ----------
SHORT-TERM OBLIGATIONS 5.5%
American Express Credit Corp.,
  5.55%                                  $1,059,000   11/01/1995      1,059,000
Ford Motor Credit Co., 5.76%                853,000   11/06/1995        853,000
Ford Motor Credit Co., 5.74%           285,000        11/13/1995        285,000
                                                                      ----------
Total Short-Term Obligations (Cost $2,197,000)                        2,197,000
                                                                      ----------
Total Investments (Cost $37,334,157)--100.7%                         40,082,831
Cash and Other Assets, Less Liabilities--(0.7)%                        (261,922)
                                                                      ----------
Net Assets--100.0%                                                  $39,820,909
                                                                      ==========
Federal Income Tax Information: At October 31, 1995, the net
  unrealized appreciation of investments based on cost for
  Federal income tax purposes of $37,453,950 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                   $ 3,543,445
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                      (914,564)
                                                                      ----------
                                                                    $ 2,628,881

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

*   Nonincome-producing securities.

+ Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

++ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $587,101 and $639,253 (1.61% of net assets), respectively.

[ ] Security is in default.

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                           Unrealized
                                                             Contract    Appreciation    Delivery
                                             Total Value       Price   (Depreciation)      Date
--------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S.
  dollars                                 206,788 AUD      .73840 AUD       $ (4,701)    11/16/95
Sell Australian dollars, buy U.S.
  dollars                                 53,007 AUD       .73790 AUD         (1,231)    11/16/95
Sell Australian dollars, buy U.S.
  dollars                                 157,000 AUD      .75600 AUD           (453)     1/24/96
Sell Canadian dollars, buy U.S. dollars   91,000 CAD       .73333 CAD         (1,181)    11/16/95
Sell Canadian dollars, buy U.S. dollars   47,743 CAD       .74173 CAD           (205)     1/24/96
Sell Danish krone, buy U.S. dollars       614,000 DKK      .17319 DKK         (6,050)    11/16/95
Sell Danish krone, buy U.S. dollars       1,345,000 DKK    .18302 DKK           (138)     1/24/96
Sell Deutsche mark, buy U.S. dollars      768,900 DEM      .67476 DEM        (27,867)    11/16/95
Sell U.S. dollars, buy Deutsche mark      292,000 DEM      .67916 DEM          9,298     11/16/95
Sell Deutsche mark, buy U.S. dollars      390,000 DEM      .69832 DEM         (5,564)     1/05/96
Sell French francs, buy U.S. dollars      2,570,000 FRF    .20145 FRF         (7,259)     1/05/96
Sell U.S. dollars, buy French francs      434,149 FRF      .20416 FRF             50      1/05/96
Sell French francs, buy U.S. dollars      295,100 FRF      .20138 FRF           (827)     1/24/96
Sell French francs, buy U.S. dollars      302,000 FRF      .20173 FRF           (740)     1/24/96
Sell Italian lira, buy U.S. dollars       107,271,790 ITL  .00062 ITL           (986)    11/16/95
Sell Italian lira, buy U.S. dollars       149,000,000 ITL  .00061 ITL         (1,928)    11/16/95
Sell Japanese yen, buy U.S. dollars       46,620,000 JPY   .01002 JPY          6,348      1/05/96
Sell Pound sterling, buy U.S. dollars     47,700 GBP       1.53300 GBP        (2,262)    11/16/95
Sell Spanish peseta, buy U.S. dollars     6,560,000 ESP    .00810 ESP           (540)    11/16/95
Sell Spanish peseta, buy U.S. dollars     739,000 ESP      .00785 ESP           (246)    11/16/95
Sell Spanish peseta, buy U.S. dollars     11,200,000 ESP   .00789 ESP         (3,268)    11/16/95
                                                                            ---------
                                                                            $(49,750)
                                                                            =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1995
Assets
Investments, at value (Cost $37,334,157) (Note 1)       $40,082,831
Cash                                                         22,642
Receivable for securities sold                              960,684
Interest and dividends receivable                           310,849
Receivable from Distributor (Note 3)                         29,599
Receivable for open forward contracts                        15,696
Receivable for fund shares sold                               1,979
Deferred organization costs and other assets (Note 1)        48,924
                                                          ----------
                                                         41,473,204
Liabilities
Payable for securities purchased                          1,462,998
Payable for open forward contracts                           65,446
Accrued transfer agent and shareholder services
  (Note 2)                                                   26,382
Accrued management fee (Note 2)                              21,956
Accrued trustees' fees (Note 2)                               3,381
Payable for fund shares redeemed                              1,245
Other accrued expenses                                       70,887
                                                          ----------
                                                          1,652,295
                                                          ----------
Net Assets                                              $39,820,909
                                                          ==========
Net Assets consist of:
 Undistributed net investment income                    $   551,744
 Unrealized appreciation of investments                   2,748,674
 Unrealized depreciation of forward contracts and
   foreign currency                                         (49,330)
 Accumulated net realized loss                             (386,058)
 Shares of beneficial interest                           36,955,879
                                                          ----------
                                                        $39,820,909
                                                          ==========
Net Asset Value, offering price and redemption price
  per share of Class C shares ($39,820,909 /
  3,880,114 shares of beneficial interest)              $     10.26
                                                          ==========

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $2,023                $1,301,028
Dividends, net of foreign taxes of $6,765                  260,067
                                                          ---------
                                                         1,561,095
Expenses
Management fee (Note 2)                                    216,199
Custodian fee                                              144,986
Transfer agent and shareholder services (Note 2)            83,015
Registration fees                                           40,332
Amortization of organization costs (Note 1)                 27,706
Audit fee                                                   25,797
Reports to shareholders                                     19,833
Trustees' fees (Note 2)                                     13,820
Legal fees                                                   4,192
Miscellaneous                                                5,816
                                                          ---------
                                                           581,696
Expenses borne by the Distributor (Note 3)                (244,843)
                                                          ---------
                                                           336,853
                                                          ---------
Net investment income                                    1,224,242
                                                          ---------
Realized and Unrealized Gain
  (Loss) on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Note 1 and 4)            483,129
Net realized gain on forward contracts and foreign
  currency (Note 1)                                         96,780
                                                          ---------
  Total net realized gain                                  579,909
                                                          ---------
Net unrealized appreciation of investments               2,976,344
Net unrealized depreciation of forward contracts and
  foreign currency                                         (21,967)
                                                          ---------
  Total net unrealized appreciation                      2,954,377
                                                          ---------
Net gain on investments, foreign currency and
  forward contracts                                      3,534,286
                                                          ---------
Net increase in net assets resulting from operations    $4,758,528
                                                          =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                   Year ended October 31
                                 --------------------------
                                    1995           1994
-----------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income           $ 1,224,242    $   814,856
Net realized gain (loss) on
  investments, foreign
  currency and forward
  contracts                         579,909       (970,753)
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency and forward
  contracts                       2,954,377       (241,253)
                                   --------      ----------
Net increase (decrease)
  resulting from operations       4,758,528       (397,150)
                                   --------      ----------
Dividends from net investment
  income--Class C                  (996,013)      (614,662)
                                   --------      ----------
Class C share transactions
  (Note 6):
  Proceeds from sale of
   shares                        10,791,980      5,768,409
 Net asset value of shares
   issued in payment of
   dividends                        236,847         51,835
 Cost of shares repurchased      (3,464,385)    (1,354,827)
                                   --------      ----------
Net increase from fund share
  transactions                    7,564,442      4,465,417
                                   --------      ----------
Total increase in net assets     11,326,957      3,453,605
Net Assets
Beginning of year                28,493,952     25,040,347
                                   --------      ----------
End of year (including
  undistributed net
  investment income of
  $551,744 and $193,820,
  respectively)                 $39,820,909    $28,493,952
                                   ========      ==========
Number of Class C shares:
  Sold                            1,120,799        630,344
 Issued upon reinvestment  of
  dividends                          24,757          5,730
 Repurchased                       (371,031)      (148,286)
                                   --------      ----------
 Net increase in fund  shares       774,525        487,788
                                   ========      ==========
* Net realized gain (loss)
  for Federal income tax
  purposes
  (Note 1)                      $   522,329    $  (824,458)
                                   ========      ==========

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995

Note 1

State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative and State Street Research Strategic Portfolios: Aggressive.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Class A shares will be subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1995, the Fund had a capital loss carryforward of $309,737 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2002.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $216,199.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $63,038.

The fees of the Trustees not currently affiliated with the Adviser amounted to $13,820 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $244,843.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $45,760,595 and $37,521,737 (including $19,626,654 and $16,832,434 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1995, Metropolitan owned 2,617,801 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a Class C share outstanding throughout each year:

                                                                          Year ended          September 28, 1993
                                                                          October 31           (Commencement of
                                                                       -----------------          Operations)
                                                                      1995**      1994        to October 31, 1993
------------------------------------------------------------------     ------    -------   -------------------------
Net asset value, beginning of year                                   $  9.18    $  9.57             $  9.55
Net investment income*                                                   .36        .28                 .02
Net realized and unrealized gain (loss) on investments, foreign
   currency and forward contracts                                       1.01       (.45)                 --
Dividends from net investment income                                    (.29)      (.22)                 --
                                                                        ----      -----      -----------------------
Net asset value, end of year                                         $ 10.26    $  9.18             $  9.57
                                                                        ====      =====      =======================
Total return                                                           15.24%+    (1.81)%+             0.21%+++
Net assets at end of year (000s)                                     $39,821    $28,494             $25,040
Ratio of operating expenses to average net assets*                      1.00%      1.00%               1.00%++
Ratio of net investment income to average net assets*                   3.68%      3.05%               2.32%++
Portfolio turnover rate                                               120.62%    142.86%               0.00%

*Reflects voluntary assumption of fees or expenses per share in
  each year (Note 3)                                                 $   .07    $   .05             $   .00

--------------------------------------------------------------------------------
 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses

 +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  **Per-share figures have been calculated using the average shares method.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Moderate

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Moderate (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

As of October 31, 1995, State Street Research Strategic Portfolios: Moderate held 51% of its assets in equities, 44% in fixed income securities and 5% in cash.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities, which only comprised a small portion of the portfolio, demonstrated improved performance after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period, but also had a limited position in the portfolio.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. The largest position was in high-grade bonds, which provided strong performance. High-yield and international bonds performed below expectations, but weren't heavily weighted in the portfolio.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment In Strategic Portfolios: Moderate,
The S&P 500 And The Lehman Brothers Government/
Corporate Bond Index
Class C Shares

Average Annual Total Return
    1 Year          Life of Fund
 +15.24%/+14.40%   +6.19%/+5.55%

            Strategic
            Portfolios:   S&P    LB Gov't/
            Moderate      500   Corp. Index
 9/28/93      10000      10000     10000
10/31/93      10021      10207     10041
10/31/94       9840      10600      9575
10/31/95      11340      13400     11123

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------
Investment Portfolio
-----------------------------------------------------------------------------
October 31, 1995

                                                          Value
                                           Shares       (Note 1)
-----------------------------------------     -----   ------------
EQUITY SECURITIES 27.5%
Basic Industries 5.3%
Chemical 2.0%
Atlantic Richfield Co.                       3,200     $   71,600
Ciba-Geigy AG ADR*                           1,200         51,960
Cytec Industries, Inc.                       1,600         87,600
FMC Corp.*                                   1,000         71,625
L'Air Liquide*                                 200         33,537
Mallinckrodt Group, Inc.                       300         10,425
Monsanto Co.                                   600         62,850
Potash Corp. of Saskatchewan, Inc.             700         48,737
Rohm & Haas Co.                              2,300        127,075
                                                        ----------
                                                          565,409
                                                        ----------
Diversified 0.5%
Cardo AB*                                    2,900         44,981
Johnson Controls, Inc.                         600         34,950
Mark IV Industries, Inc.                     1,575         30,712
Nippon Electric Glass Co. Ltd.*              2,000         36,952
U.S. Industries, Inc.*                         100          1,500
                                                        ----------
                                                          149,095
                                                        ----------
Electrical Equipment 0.3%
General Electric Co.                           800         50,600
Philips Electronics NV                       1,000         38,625
                                                        ----------
                                                           89,225
                                                        ----------
Forest Product 0.3%
Aracruz Celulose ADR*                        3,300         29,700
Champion International Corp.                   700         37,450
Crown Vantage, Inc.*                            50            994
Nippon Paper Industries Co.*                 4,000         27,489
                                                        ----------
                                                           95,633
                                                        ----------
Machinery 1.2%
Cincinnati Milacron, Inc.                    1,800         46,350
Elsag Bailey Process Automation NV           1,200         32,700
Fluor Corp.                                    600         33,900
Harnischfeger Industries, Inc.                 200          6,300
Kajima Corp.*                                3,000         27,685
Linde AG*                                       81         49,776
Millipore Corp.                              1,000         35,375
Minebea Co. Ltd.*                            4,000         32,455
Pall Corp.                                   1,900         46,313
Sundstrand Corp.                               700         42,875
                                                        ----------
                                                          353,729
                                                        ----------
Metal & Mining 1.0%
Alumax, Inc.*                                2,000     $   59,000
Bohler Uddeholm*                               500         35,247
Cyprus Amax Minerals Co.                     1,400         36,575
RTZ Corp. PLC*                               2,500         34,625
Reynolds Metals Co.                            900         45,337
SGL Carbon AG*                               1,000         65,573
                                                        ----------
                                                          276,357
                                                        ----------
Total Basic Industries                                  1,529,448
                                                        ----------
Consumer Cyclical 4.4%
Automotive 1.2%
Cooper Tire & Rubber Co.                       400          9,250
Douglas & Lomason Co.                          500          5,500
Exide Corp.                                  1,600         70,200
Federal-Mogul Corp.                          2,500         44,688
Ford Motor Co.                                 900         25,875
Ford Motor Co. Series A Cv. Pfd.               600         56,400
Lear Seating Corp.*                          4,300        119,325
Michelin Cl.B                                  700         28,271
                                                        ----------
                                                          359,509
                                                        ----------
Building 0.3%
Fleetwood Enterprises, Inc.                  1,100         22,550
LaFarge Corp.                                1,300         22,750
Owens-Corning Fiberglas Corp.                1,100         46,612
                                                        ----------
                                                           91,912
                                                        ----------
Hotel & Restaurant 0.4%
Circus Circus Enterprises, Inc.*             1,100         29,288
Darden Restaurants, Inc.*                    1,300         14,787
Harrah's Entertainment, Inc.*                1,600         39,600
Mirage Resorts, Inc.*                        1,400         45,850
                                                        ----------
                                                          129,525
                                                        ----------
Recreation 0.8%
Capital Cities/ABC, Inc.                       200         23,725
Comcast Corp. Cl. A                          1,000         17,750
Comcast Corp. Cl. A Special                    400          7,150
Walt Disney Co.                                800         46,100
Infinity Broadcasting Corp. Cl. A*             550         17,875
Mattel, Inc.                                 1,000         28,750
Time Warner Financing Trust                  1,000         32,000
Time Warner, Inc.                              800         29,200
Viacom, Inc. Cl. B*                            300         15,000
                                                        ----------
                                                          217,550
                                                        ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                         Value
                                           Shares       (Note 1)
-----------------------------------------     -----   ------------
Retail Trade 1.7%
Federated Department Stores, Inc.*           3,800     $   96,425
Home Depot, Inc.                             1,400         52,150
Intimate Brands, Inc. Cl. A*                   500          8,375
May Department Stores Co.                      700         27,475
Office Depot, Inc.*                          1,100         31,487
J.C. Penney, Inc.                              500         21,063
Tandy Corp.                                  1,200         59,250
Toys 'R Us, Inc.*                            1,400         30,625
Vons Companies, Inc.*                          200          5,075
Wal-Mart Stores, Inc.                        2,400         51,900
Woolworth Corp.                              7,200        105,300
                                                        ----------
                                                          489,125
                                                        ----------
Total Consumer Cyclical                                 1,287,621
                                                        ----------
Consumer Staple 4.5%
Business Service 0.5%
ADT Ltd.*                                    5,200         72,800
First Data Corp                                900         59,513
                                                        ----------
                                                          132,313
                                                        ----------
Container 0.1%
Owens-Illinois Inc.                          1,200         15,150
                                                        ----------
Drug 0.8%
Eli Lilly & Co.                                465         44,931
Merck & Company, Inc.                        2,100        120,750
Pfizer, Inc.                                 1,200         68,850
Schering AG                                    100          6,976
                                                        ----------
                                                          241,507
                                                        ----------
Food & Beverage 1.5%
Anheuser-Busch, Inc.                           800         52,800
Arnotts Ltd.*                                6,000         40,219
Campbell Soup Co.                            1,100         57,613
Coca-Cola Co.                                  400         28,750
Coca-Cola Enterprises, Inc.                  3,000         79,875
LVMH Moet Hennessy Louis Vuitton ADR*          200         39,795
PepsiCo, Inc.                                1,200         63,300
Whitman Corp.                                3,400         72,250
                                                        ----------
                                                          434,602
                                                        ----------
Hospital Supply 0.9%
Abbott Laboratories                          1,900         75,525
Columbia/HCA Healthcare Corp.*                 300         14,737
Johnson & Johnson                              600         48,900
Medtronic, Inc.                                600         34,650
Roche Holdings AG                                5         36,334
United Healthcare Corp.                      1,000         53,125
                                                        ----------
                                                          263,271
                                                        ----------
Personal Care 0.3%
Procter & Gamble Co.                         1,000     $   81,000
                                                        ----------
Printing & Publishing 0.1%
American Greetings Corp.                     1,300         40,950
                                                        ----------
Tobacco 0.3%
Philip Morris Cos., Inc.                     1,100         92,950
                                                        ----------
Total Consumer Staple                                   1,301,743
                                                        ----------
Energy 2.0%
Oil 1.7%
Amerada Hess Corp.                             600         27,075
Ashland Oil, Inc.                              500         15,813
Exxon Corp.                                    800         61,100
Imperial Oil Ltd.                              850         31,025
Louisiana Land & Exploration Co.             2,500         88,438
Lyondell Petrochemical Co.                     100          2,137
Phillips Petroleum Co.                       1,300         41,925
Repsol S.A.*                                 1,500         44,795
Tosco Corp.                                  2,000         69,000
Total S.A. Cl. B*                              717         44,309
Ultramar Corp.                                 100          2,438
Union Pacific Resources Group, Inc.          1,300         29,575
Woodside Petroleum Ltd. ADR*                 7,700         36,893
                                                        ----------
                                                          494,523
                                                        ----------
Oil Service 0.3%
Coflexip*                                    1,106         31,325
Schlumberger Ltd.                              800         49,800
                                                        ----------
                                                           81,125
                                                        ----------
Total Energy                                              575,648
                                                        ----------
Finance 3.6%
Bank 1.3%
Banco Industrial Colombiano ADR              4,500         61,312
BankAmerica Corp.                            1,100         63,250
Bank of New York Company, Inc.                 400         16,800
Chase Manhattan Corp.                        1,000         57,000
Citicorp                                     1,400         90,825
Mellon Bank Corp.                              300         15,038
Sparbanken Sverige AB++                      1,700         17,920
West One Bancorp                             1,400         59,500
                                                        ----------
                                                          381,645
                                                        ----------
Financial Service 0.9%
Amoy Properties Ltd.*                       16,000         15,417
Bear Stearns Companies, Inc.                 1,200         23,850
Federal Home Loan Mortgage Corp.             2,200        152,350
Federal National Mortgage Association          800         83,900
                                                        ----------
                                                          275,517
                                                        ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
------------------------------------------------------------------------------
                                                         Value
                                           Shares       (Note 1)
-----------------------------------------     -----   ------------
Insurance 1.4%
Ace Ltd.                                     2,300     $   78,200
Ambac, Inc.                                    900         37,913
American Re Corp.*                           2,500         95,625
Equitable Companies, Inc.                    1,300         27,625
Mid Ocean Ltd.*                              2,200         77,825
Progressive Corp.                              200          8,300
SAFECO Corp.                                 1,100         70,606
                                                        ----------
                                                          396,094
                                                        ----------
Total Finance                                           1,053,256
                                                        ----------
Science & Technology 6.1%
Aerospace 0.9%
Boeing Co.                                   2,400        157,500
Honeywell, Inc.                                400         16,800
Raytheon Co.                                 1,000         43,625
Sequa Corp. Cl. A*                           2,000         51,500
                                                        ----------
                                                          269,425
                                                        ----------
Computer Software & Service 1.6%
Cisco Systems, Inc.*                           700         54,250
Computervision Corp.*                       16,800        197,400
General Motors Corp. Cl. E                     900         42,412
Microsoft Corp.*                               500         50,000
Parametric Technology Corp.*                   200         13,400
SAP AG ADR*++                                1,200         61,200
3Com Corp.*                                    300         14,100
Western Digital Corp.*                       2,200         34,100
                                                        ----------
                                                          466,862
                                                        ----------
Electronic Components 0.9%
AMP, Inc.                                    1,900         74,575
BBC Brown Boveri AG                             30         34,801
Intel Corp.                                    500         34,938
Kyocera Corp.                                1,000         81,920
Thomas & Betts Corp.                           500         32,313
VLSI Technology, Inc.*                         800         18,800
                                                        ----------
                                                          277,347
                                                        ----------
Electronic Equipment 1.6%
Applied Materials, Inc.                        200         10,025
General Motors Corp. Cl. H                     800         33,600
L.M. Ericsson Telephone Co. ADR Cl. B*       2,090         44,641
L.M. Ericsson Telephone Co. Cl. B*           3,568         75,759
Motorola, Inc.                                 400         26,250
Nokia Corp.*                                 1,360         77,804
Perkin-Elmer Corp.                           3,400        119,425
Tektronix, Inc.                                600         35,550
Tokyo Electronics Ltd.*                      1,000         43,404
                                                        ----------
                                                          466,458
                                                        ----------
Office Equipment 1.1%
Diebold, Inc.                                  200     $   10,600
Digital Equipment Corp.*                       600         32,475
Fujitsu Ltd.                                 7,000         83,484
Hewlett-Packard Co.                            600         55,575
International Business Machines Corp.          800         77,800
Xerox Corp.                                    400         51,900
                                                        ----------
                                                          311,834
                                                        ----------
Total Science & Technology                              1,791,926
                                                        ----------
Utility 1.6%
Natural Gas 0.7%
Coastal Corp.                                2,200         71,225
ENSERCH Corp.                                4,700         68,150
Tenneco, Inc.                                  600         26,325
TransTexas Gas Corp.*                        2,600         41,600
                                                        ----------
                                                          207,300
                                                        ----------
Telephone 0.9%
AT&T Corp.                                     900         57,600
AirTouch Communications, Inc.*               1,700         48,450
Korea Mobile Telecom GDR*                    1,000         36,750
Southern New England Telecom Corp.           1,000         36,125
Sprint Corp.*                                1,000         36,500
Telecom Italia Mobile SPA                   31,500         34,978
                                                        ----------
                                                          250,403
                                                        ----------
Total Utility                                             457,703
                                                        ----------
Total Equity Securities (Cost $6,887,317)               7,997,345
                                                        ----------

                              Principal     Maturity
                                Amount        Date
--------------------------     ---------    ---------   ------------
FIXED INCOME SECURITIES 69.5%
U.S. Treasury 27.5%
U.S. Treasury Bond, 12.00%   $  725,000    8/15/2013      1,087,616
U.S. Treasury Bond, 6.25%       825,000    8/15/2023        806,305
U.S. Treasury Bond, 8.125%    1,050,000    8/15/2021      1,269,839
U.S. Treasury Note, 8.50%       500,000    5/15/1997        520,935
U.S. Treasury Note, 5.125%      275,000    6/30/1998        271,219
U.S. Treasury Note, 6.75%       750,000    5/31/1999        773,437
U.S. Treasury Note, 7.125%      275,000    9/30/1999        287,675
U.S. Treasury Note, 6.875%      475,000    3/31/2000        494,447
U.S. Treasury Note, 7.50%       925,000   11/15/2001      1,000,304
U.S. Treasury Note, 6.375%      150,000    8/15/2002        153,867
U.S. Treasury Note, 6.25%       375,000    2/15/2003        381,622
U.S. Treasury Note, 5.75%       950,000    8/15/2003        937,090
                                                          ----------
                                                          7,984,356
                                                          ----------
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                          Principal        Maturity       Value
                                                            Amount           Date        (Note 1)
---------------------------------------------------     ---------------    ---------   ------------
U.S. Agency Mortgage 18.9%
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50%                                                  $    125,000     3/25/2023     $  123,320
 Federal Home Loan Mortgage Corp. Gold, 7.00%                 924,345     6/01/2024        917,117
Federal Home Loan Mortgage Corp. Gold, 8.00%                   91,520     6/01/2025         93,809
Federal Home Loan Mortgage Corp. Gold, 7.50%                  593,649     8/01/2024        600,138
Federal Home Loan Mortgage Corp. Gold, 7.50%+                 300,000    11/13/2025        303,187
Government National Mortgage Association, 8.00%               381,262     5/15/2008        392,223
Government National Mortgage Association, 6.50%               817,780     4/15/2009        814,968
Government National Mortgage Association, 8.00%               420,264    10/15/2017        439,833
Government National Mortgage Association, 8.00%               122,500    11/15/2017        126,022
Government National Mortgage Association, 6.50%                96,230    12/15/2023         93,584
Government National Mortgage Association, 6.50%               489,779     7/15/2024        476,311
Government National Mortgage Association, 7.00%               353,881     1/15/2025        351,447
Government National Mortgage Association, 5.50%+              100,000    12/21/2025         98,969
Government National Mortgage Association, 6.00%               100,000    12/21/2025        100,094
Government National Mortgage Association, 7.00%               353,129     9/15/2025        350,700
Government National Mortgage Association, 7.00%               225,000    10/15/2025        223,452
                                                                                         ----------
                                                                                         5,505,174
                                                                                         ----------
Canadian--Yankee 3.3%
British Columbia Hydroelectric Authority Deb.
  Series FH, 15.50%                                           225,000     7/15/2011        253,600
Carter Holt Harvey Deb, 9.50%                                 175,000    12/01/2024        219,616
Hydro-Quebec Deb. Series HS, 9.40%                            225,000     2/01/2021        269,386
Laidlaw, Inc. Deb., 8.75%                                     100,000     4/15/2025        113,785
Province of Quebec Global Notes, 7.50%                        100,000     7/15/2023         99,110
                                                                                         ----------
                                                                                           955,497
                                                                                         ----------
Trust Certificates 1.6%
Cooperative Utility Trust Certificates, 10.70%           $    225,000     9/15/2017     $  253,143
Rural Electric Cooperative Grantor Trust
  Certificates, 10.11%                                        200,000    12/15/2017        223,172
                                                                                         ----------
                                                                                           476,315
                                                                                         ----------
Foreign Government 6.3%                             Australian Dollar
Government of Australia, 7.50%                                750,000     7/15/2005        523,897
                                                      Canadian Dollar
Government of Canada, 9.75%                                    50,000    12/01/2001         41,819
Government of Canada, 7.50%                                    50,000    12/01/2003         37,359
                                                         Danish Krone
Kingdom of Denmark, 8.00%                                   1,300,000     3/15/2006        239,348
                                                        French Francs
Government of France, 7.75%                                   400,000     4/12/2000         85,528
Government of France, 7.50%                                   300,000     4/25/2005         62,226
                                                        Deutsche Mark
Republic of Germany, 6.625%                                   600,000     7/09/2003        433,163
                                                         Italian Lira
Republic of Italy, 8.50%                                  120,000,000     4/01/1999         70,058
Republic of Italy, 10.00%                                 175,000,000     8/01/2003        101,915
                                                       Spanish Peseta
Government of Spain, 10.90%                                19,000,000     8/30/2003        156,477
                                                        British Pound
United Kingdom Treasury Stock, 8.00%                           50,000     6/10/2003         79,866
                                                                                         ----------
                                                                                         1,831,656
                                                                                         ----------
Finance/Mortgage 9.0%
American General Finance Corp. Notes, 8.00%              $    125,000     2/15/2000        132,533
ASFS Corp., Series 94-C2 A-1, 8.00%                           100,520     8/25/2010        102,719
Beneficial Corp. Note, 8.17%                                  250,000    11/09/1999        265,975
Discover Credit Card Trust Series 1993-A, 6.25%               250,000     8/16/2000        251,093
First Chicago Credit Trust Series 91-D, 8.40%                 150,000     6/15/1998        151,875
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50%                                                       375,000     8/15/2000        378,750
General Electric Capital Corp. Deb., 7.625%                   225,000     7/24/1996        227,880
 General Motors Acceptance Corp. Note, 7.85%                  325,000    11/17/1997        335,673

The accompanying notes are an integral part of the financial statements.

                                      76

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

                                                          Principal        Maturity       Value
                                                            Amount           Date        (Note 1)
---------------------------------------------------     ---------------    ---------   ------------

Finance/Mortgage (cont'd)
Household Affinity Master Trust Series 94-1A,
  6.275%                                                  $  175,000      5/15/2001    $   174,671
Investment Portfolio (cont'd)Prudential Home
  Mortgage Series 93-29 A-6 PAC, 6.75%                       280,822      8/25/2008        281,876
Standard Credit Card Master Trust Series 93-3A,
  5.50%                                                      275,000      1/07/1999        270,443
Tandy Master Trust Series 1991-A, 8.25%                       33,864      4/15/1999         33,949
                                                                                         ----------
                                                                                         2,607,437
                                                                                         ----------
Corporate 2.9%
Chevron Corp. Note, 8.11%                                    175,000     12/01/2001        190,274
Columbia/HCA Healthcare Corp. Note, 6.87%                    150,000      9/15/2003        150,558
Electronic Data Systems Corp. Note, 6.85%++                  250,000      5/15/2000        255,385
Loews Corp. Sr. Notes, 7.00%                                 125,000     10/15/2023        116,681
Magna International, Inc. Cv. Sub. Deb, 5.00%                 21,000     10/12/2002         21,420
Sappi BVI Finance Ltd. Cv. Note, 7.50%++                     100,000      8/12/2002        102,625
                                                                                         ----------
                                                                                           836,943
                                                                                         ----------
Total Fixed Income Securities (Cost $19,452,895)                                        20,197,378
                                                                                         ----------
SHORT-TERM OBLIGATIONS 3.9%
Commercial Credit Co., 5.80%                              $1,129,000      11/3/1995    $ 1,129,000
                                                                                         ----------
Total Short-Term Obligations (Cost $1,129,000)                                           1,129,000
                                                                                         ----------
Total Investments (Cost $27,469,212)--100.9%                                            29,323,723
Cash and Other Assets, Less Liabilities--(0.9)%                                           (253,883)
                                                                                         ----------
Net Assets--100.0%                                                                     $29,069,840
                                                                                         ==========

Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $27,496,803 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                          $ 2,078,542
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                (251,622)
                                                           ----------
                                                         $ 1,826,920
                                                           ==========

   ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

 * Nonincome-producing securities.

 + Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

++ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $417,506 and $437,130 (1.50% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                                    Unrealized
                                                                     Contract      Appreciation    Delivery
                                                 Total Value           Price     (Depreciation)      Date
----------------------------------------     ------------------   --------------     -----------   ---------
Sell Australian dollars, buy U.S.
  dollars                                       250,418    AUD      .73840    AUD    $ (5,692)     11/16/95
Sell Australian dollars, buy U.S.
  dollars                                        53,007    AUD       .73790   AUD      (1,231)     11/16/95
Sell Australian dollars, buy U.S.
  dollars                                       265,900    AUD       .75600   AUD        (768)      1/24/96
Sell Canadian dollars, buy U.S. dollars          85,000    CAD       .73333   CAD      (1,103)     11/16/95
Sell Canadian dollars, buy U.S. dollars           5,407    CAD       .73551   CAD         (59)     11/16/95
Sell Danish krone, buy U.S. dollars             352,000    DKK       .17319   DKK      (3,468)     11/16/95
Sell Danish krone, buy U.S. dollars             865,000    DKK       .18299   DKK        (111)      1/24/96
Sell Deutsche mark, buy U.S. dollars            865,000    DEM       .67476   DEM     (31,349)     11/16/95
Sell U.S. dollars, buy deutsche mark            292,000    DEM      .679163   DEM       9,298      11/16/95
Sell Deutsche mark, buy U.S. dollars            130,000    DEM      .698324   DEM      (1,855)      1/05/96
Sell French francs, buy U.S. dollars            848,000    FRF       .20145   FRF      (2,395)      1/05/96
Sell U.S. dollars, buy French francs            143,252    FRF       .204161  FRF          16       1/05/96
Sell French francs, buy U.S. dollars            302,000    FRF       .20173   FRF        (740)      1/24/96
Sell French francs, buy U.S. dollars            392,500    FRF       .20138   FRF      (1,100)      1/24/96
Sell Italian lira, buy U.S. dollars           99,020,393   ITL       .00062   ITL        (910)     11/16/95
Sell Italian lira, buy U.S. dollars          149,000,000   ITL       .00061   ITL      (1,928)     11/16/95
Sell Japanese yen, buy U.S. dollars           15,060,000   JPY       .01002   JPY       2,051       1/05/96
Sell Pound sterling, buy U.S. dollars             47,700   GBP      1.53300   GBP      (2,262)     11/16/95
Sell Spanish peseta, buy U.S. dollars          5,725,000   ESP       .00810   ESP        (471)     11/16/95
Sell Spanish peseta, buy U.S. dollars            601,000   ESP       .00785   ESP        (200)     11/16/95
Sell Spanish peseta, buy U.S. dollars         11,200,000   ESP       .00789   ESP      (3,268)     11/16/95
                                                                                      ---------
                                                                                     $(47,545)
                                                                                      =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

----------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------
October 31, 1995

Assets
Investments, at value (Cost $27,469,212 (Note 1)              $29,323,723
Cash                                                               48,824
Receivable for securities sold                                    481,326
Interest and dividends receivable                                 316,788
Receivable from Distributor (Note 3)                               21,603
Receivable for open forward contracts                              11,365
Receivable for fund shares sold                                       871
Deferred organization costs and other assets (Note 1)              31,296
                                                                ----------
                                                               30,235,796
Liabilities
Payable for securities purchased                                1,043,289
Payable for open forward contracts                                 58,910
Accrued management fee (Note 2)                                    14,855
Accrued transfer agent and shareholder services (Note 2)            8,372
Accrued distribution fee (Note 5)                                   5,682
Accrued trustees' fees (Note 2)                                     1,792
Other accrued expenses                                             33,056
                                                                ----------
                                                                1,165,956
                                                                ----------
Net Assets                                                    $29,069,840
                                                                ==========
Net Assets consist of:
 Undistributed net investment income                          $   303,997
 Unrealized appreciation of investments                         1,854,511
 Unrealized depreciation of forward contracts and
   foreign currency                                               (47,193)
 Accumulated net realized gain                                    667,786
 Shares of beneficial interest                                 26,290,739
                                                                ----------
                                                              $29,069,840
                                                                ==========
Net Asset Value and redemption price per share of Class A
  shares ($27,636,771 / 2,617,823 shares of beneficial
  interest)                                                        $10.56
                                                                ==========
Maximum Offering Price per share of Class A shares
  ($10.56 / .955)                                                  $11.06
                                                                ==========
Net Asset Value, offering price and redemption price per
  share of Class C shares ($1,433,069 / 135,691 shares of
  beneficial interest)                                             $10.56
                                                                ==========

-------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $1,724                $1,470,760
Dividends, net of foreign taxes of $2,166                  127,324
                                                          ---------
                                                         1,598,084
Expenses
Management fee (Note 2)                                    162,835
Custodian fee                                              108,292
Distribution fee--Class A (Note 5)                          65,003
Audit fee                                                   21,510
Legal fees                                                  16,256
Reports to shareholders                                     15,743
Transfer agent and shareholder services (Note 2)            13,498
Registration fees                                            9,553
Trustees' fees (Note 2)                                      8,921
Amortization of organization costs (Note 1)                  7,483
Miscellaneous                                                4,406
                                                          ---------
                                                           433,500
Expenses borne by the Distributor (Note 3)                (124,191)
                                                          ---------
                                                           309,309
                                                          ---------
Net investment income                                    1,288,775
                                                          ---------
Realized and Unrealized Gain (Loss)
  on Investments, Foreign Currency
  and Forward Contracts
Net realized gain on investments (Notes 1 and 4)           738,800
Net realized gain on forward contracts and foreign
  currency (Note 1)                                         53,016
                                                          ---------
 Total net realized gain                                   791,816
                                                          ---------
Net unrealized appreciation of investments               1,972,686
Net unrealized depreciation of forward contracts and
  foreign currency                                         (17,146)
                                                          ---------
 Total net unrealized appreciation                       1,955,540
                                                          ---------
Net gain on investments, foreign currency and
  forward contracts                                      2,747,356
                                                          ---------
Net increase in net assets resulting from operations    $4,036,131
                                                          =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

----------------------------------------------------
Statement of Changes in Net Assets
----------------------------------------------------

                                                       May 16, 1994
                                                     (Commencement of
                                    Year ended        Operations) to
                                 October 31, 1995    October 31, 1994
-----------------------------    -----------------    ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income               $ 1,288,775         $   520,741
Net realized gain (loss) on
  investments, foreign
  currency and forward
  contracts                             791,816             (95,181)
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency and forward
  contracts                           1,955,540            (148,222)
                                  ---------------      ---------------
Net increase resulting from
  operations                          4,036,131             277,338
                                  ---------------      ---------------
Dividends from net investment income:
 Class A                             (1,230,373)           (261,780)
 Class C                                (51,204)             (1,142)
                                  ---------------      ---------------
                                     (1,281,577)           (262,922)
                                  ---------------      ---------------
Net increase from fund share
  transactions (Note 6)               1,200,860          25,100,010
                                  ---------------      ---------------
Total increase in net assets          3,955,414          25,114,426
Net Assets
Beginning of year                    25,114,426               --
                                  ---------------      ---------------
End of year (including
  undistributed net
  investment income of
  $303,997 and $217,135,
  respectively)                     $29,069,840         $25,114,426
                                  ===============      ===============
* Net realized gain (loss)
  for Federal income tax
  purposes
  (Note 1)                          $   693,902         $   (50,922)
                                  ===============      ===============

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------
October 31, 1995

Note 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------
NOTES (cont'd)
-----------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $162,835.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $8,422.

The fees of the Trustees not currently affiliated with the Adviser amounted to $8,921 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $124,191.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $35,778,596 and $34,397,400 (including $24,098,870 and $23,626,103 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $65,003 for Class A.

STATE STREET RESEACH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, Metropolitan owned 2,617,801 Class A shares and 10,471 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                       May 16, 1994
                                                                     (Commencement of
                                              Year ended              Operations) to
                                           October 31, 1995          October 31, 1994
                                          --------------------   ------------------------
Class A                                   Shares     Amount       Shares       Amount
-------------------------------------     -------    ---------    --------   ------------
Shares sold                                   21   $      192   2,617,802    $25,000,010
                                           -----      -------      ------      ----------
Net increase                                  21   $      192   2,617,802    $25,000,010
                                           =====      =======      ======      ==========

Class C                                   Shares      Amount      Shares         Amount
-------------------------------------      -----      -------      ------      ----------
Shares sold                              164,827   $1,608,388      10,471    $   100,000
Issued upon reinvestment of dividends      3,527       35,611          --             --
Shares repurchased                       (43,134)    (443,331)         --             --
                                           -----      -------      ------      ----------
Net increase                             125,220   $1,200,668      10,471    $   100,000
                                           =====      =======      ======      ==========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                    Class A                             Class C
                                        --------------------------------   ----------------------------------
                                                           May 16, 1994
                                                          (Commencement                        May 16, 1994
                                                                of                             (Commencement
                                                           Operations)                              of
                                          Year ended            to            Year ended      Operations) to
                                         October 31,       October 31,       October 31,        October 31,
                                            1995**             1994             1995**             1994
-----------------------------------     ---------------    -------------    ---------------   ---------------
Net asset value, beginning of year          $ 9.56             $9.55            $ 9.56             $9.55
Net investment income*                         .47               .20               .52               .21
Net realized and unrealized gain
  (loss) on investments, foreign
   currency and forward contracts             1.00              (.09)              .97              (.09)
Dividends from net investment
  income                                      (.47)             (.10)             (.49)             (.11)
                                         -------------      -----------      -------------      -------------
Net asset value, end of year                $10.56             $9.56            $10.56             $9.56
                                         =============      ===========      =============      =============
Total return                                 15.84%+            1.15%+++         16.11%+            1.25%+++
Net assets at end of year (000s)           $27,637           $25,014            $1,433              $100
Ratio of operating expenses to
  average net assets*                         1.15%             1.15%++           0.90%             0.90%++
Ratio of net investment income to
  average net assets*                         4.74%             4.48%++           4.91%             4.73%++
Portfolio turnover rate                     132.50%            70.35%           132.50%            70.35%
*Reflects voluntary assumption of
  fees or expenses per share in
  each year (Note 3)                          $.05              $.03              $.05              $.03

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 **Per-share figures have been calculated using the average shares method.

-----------------------------------------------------------------------------
Report of Independent Accountants
-----------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Conservative

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Conservative (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

-----------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-----------------------------------------------------------------------------

As of October 31, 1995, State Street Research Strategic Portfolios:
Conservative held 69% of its assets in fixed-income securities, 28% in equities and 3% in cash.

Bonds
The Fund's fixed-income component performed well. The largest position was in high-grade bonds, which delivered strong performance. International bonds performed below expectations, but weren't heavily weighted in the portfolio.

Stocks
Healthy stock returns also helped the portfolio's performance. Large-cap and value stocks dominated the Fund's equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities demonstrated improved performance after a slow start at the beginning of the year.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment In Strategic Portfolios: Conservative,
The S&P 500 And The Lehman Brothers
Government/Corporate Bond Index

Class A Shares

    Average Annual Total Return
   1 Year            Life of Fund
 +10.63%/+10.03%    +7.99%/+7.36%

                Strategic
               Portfolios:   S&P      LB Gov't/
              Conservative   500     Corp. Index
 5/16/94         9550       10000      10000
10/31/94         9660       10549      10006
10/31/95        11190       13334      11622

Class C Shares

    Average Annual Total Return
   1 Year            Life of Fund
 +16.11%/+15.53%   +11.69%/+11.07%

                Strategic
               Portfolios:   S&P      LB Gov't/
              Conservative   500     Corp. Index
 5/16/94        10000       10000      10000
10/31/94        10125       10549      10006
10/31/95        11755       13334      11622